                                                             GOVERNOR FUNDS LOGO



                                   GOVERNOR

                                   ANNUAL REPORT

                                   JUNE 30, 2000





                                                    www.governorfunds.com

 TABLE OF CONTENTS

GOVERNOR FUNDS
ANNUAL REPORT-JUNE 30, 2000

Message From the Chairman..................................................... 1

Message From the Advisor and Sub-Advisor...................................... 2

Established Growth Fund....................................................... 4

Aggressive Growth Fund....................................................... 12

International Equity Fund.................................................... 20

Intermediate Term Income Fund................................................ 30

Limited Duration Government Securities Fund.................................. 38

Pennsylvania Municipal Bond Fund............................................. 44

Lifestyle Conservative Growth Fund........................................... 52

Lifestyle Moderate Growth Fund............................................... 58

Lifestyle Growth Fund........................................................ 64

U.S. Treasury Obligations Money Market Fund.................................. 70

Prime Money Market Fund...................................................... 75

Notes to Financial Statements................................................ 81

Independent Auditors' Report................................................. 88

 MESSAGE FROM THE CHAIRMAN

                                                             Governor Funds Logo
DEAR SHAREHOLDER:

     We are pleased to present this annual report for the Governor Funds, which covers the year ended June 30, 2000. We would like to highlight the performance of the Aggressive Growth Fund during this period. The Fund, which focuses on shares of small companies(1), gained 16.31% (without sales load),(2) outperforming the Russell 2000 Index(3) return of 14.48%. The Fund benefited from the strong performance of small-cap stocks, and from its holdings in such sectors as semiconductors and life sciences.

     An additional highlight of the period is Keystone Financial Inc.'s recent announcement that it will merge with M&T Bank, New York's largest retail deposit holder. The merger will be completed during the fourth quarter of 2000. The combined firm will provide a full-range of financial products and services, and will offer an even greater depth of investment research capabilities. We believe the result will be beneficial to the Governor Funds family. We will be in touch with shareholders as soon as more information becomes available regarding this merger.

     On the following pages, you will find comments from the members of Martindale Andres & Company, LLC and Brinson Partners, Inc., who provides the investment management services to your Funds. William Martindale of Martindale Andres & Company, LLC and Tom McGarrity of Brinson Partners, Inc. explain the economic and market factors that influenced both firms' investment decisions during the 12-month period. They also offer their outlooks for the coming year's financial markets.

     This report also includes remarks about each of the individual Funds from the respective portfolio managers. The discussions should help you to understand the approach each manager takes to pursue Fund objectives. You will also find a schedule of Fund holdings, with financial statements and highlights. Please read the information, which is designed to help you understand the role each Fund can play in your overall investment portfolio.

     Thank you for your investment in the Governor Funds. Please feel free to contact the Funds at (800) 766-3960 with questions or comments.

                                       Sincerely,

                                       /s/ Mark Pulaski
                                       Mark Pulaski
                                       Chairman, Governor Funds
                                       President, Keystone Wealth Management
                                       Division

------------------
(1) Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, smaller companies' stocks have experienced a greater degree of market volatility than on average.
(2) The total return for the year ended June 30, 2000, with the maximum sales load of 5.50% was 9.91%. The total return set forth may reflect the waiver of a portion of the Fund's investment advisory or administration fees. In such instances, and without waiver of fees, total return would have been lower.
(3) The Russell 2000 Index is an unmanaged index that is generally representative of 2,000 small-capitalization stocks in the U.S. stock market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

 MESSAGE FROM THE ADVISOR AND SUB-ADVISOR

DEAR GOVERNOR FUND SHAREHOLDER:

     We are pleased to send you this annual report for the year ended June 30, 2000. While the markets' returns were not as spectacular, stocks and bonds posted solid results relative to historical average. During this time period, the Governor Funds adhered to their disciplined approach and provided solid results in a very volatile year.

     While a majority of the major indices posted positive results for the year, the equity market was extremely volatile. The year was marked by investors' concern about higher interest rates, earnings and the volatility of the market, particularly in the technology and internet sectors. This volatility was highlighted in April 2000 when three of the major indices--the Standard & Poor's 500 Stock Index (the "S&P 500")(1), the Russell 2000 Index(2) and the Nasdaq Composite Index(3)--experienced significant declines in value. We believe the correction last spring offered a necessary dose of reality for investors who believed in "story stocks" of companies without earnings or sustainable business models. Overall, small-company stocks outperformed large-company shares--the first 12-month period of meaningful outperformance by small-caps since 1994. The Russell 2000 Index of small-company stocks gained 14.48% for the period ended June 30, 2000, versus 7.25% for the S&P 500 of large-company shares.

     Going forward, we expect investors to focus on well-run companies with revenues and earnings. While it was difficult to not directly participate in the "Internet" craze over the last several years, the market's recent behavior illustrates the importance and benefits of adhering to our disciplined growth-at-a-reasonable-price equity approach. As the market returns to more traditional valuation metrics, we believe that the companies in which the Governor Funds try to invest--firms with solid business plans that can generate sustainable revenues, earnings and cash flow--should do well in the coming months. We expect, however, the market's future gains will likely be more modest than the outsized gains we have seen during the past five years.

     While the Fed aggressively pursued a course of tighter monetary policy to slow and achieve a sustainable pace of growth, the past year generally was an adverse period for interest rates and fixed income investments. Only 30-year bonds rallied as the U.S. Treasury announced a buyback.

     During this difficult and volatile climate of steadily rising interest rates and widening credit spreads, the Governor fixed income funds maintained a clear focus on quality, income and principal preservation. The Limited Duration Government Securities Fund provided returns solidly above the Lipper Short-Intermediate U.S. Government Funds Average(4) over the trailing six month, one- and two-year periods.

------------------
(1) The Standard & Poor's 500 Stock Index is an unmanaged index that is generally representative of the performance of the large-capitalization equity market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees.
(2) The Russell 2000 Index is an unmanaged index that is generally representative of 2,000 small-capitalization stocks in the U.S. stock market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees.
(3) The Nasdaq Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market, as well as the National Market System-traded foreign common stocks and American Depositary Receipts.
(4) The Lipper Short-Intermediate U.S. Government Funds Average is an average of the total returns of managed funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of one to five years.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

 MESSAGE FROM THE ADVISOR AND SUB-ADVISOR

     Recent economic indicators suggest that the economy may be entering a sustained slowdown period, which we believe should be positive for interest rates and fixed income investments.

     The recent period--marked by the outperformance of small-caps and the unexpectedly strong performance of long-term Treasuries--reminds us that it is impossible to predict how the financial markets will perform over the short term. In our view, successful investing involves building and maintaining a diversified portfolio that offers exposure to the major types of asset classes: large- and small-cap stocks, international shares, long- and short-term bonds, and cash.

     Looking back, the decade of the 1990s was a truly rewarding period for investors who stayed the course. Looking ahead, there are many reasons for believing the domestic economic expansion--now the longest in U.S. history--can continue with relatively low inflation.

     We are pleased with the performance of the Governor Funds and invite you to review the detailed performance and strategy of the Governor Funds on the pages which follow.

     Thank you for your continued support of the Governor Funds.

                                       Sincerely,

                                       /s/ William C. Martindale Jr.
                                       William C. Martindale, Jr.
                                       President and Chief Investment Officer
                                       Martindale Andres & Company, LLC

                                       /s/ Thomas C. McGarity
                                       Thomas C. McGarrity
                                       Managing Director
                                       Brinson Partners, Inc.

------------------
This material is authorized for distribution only when preceded or accompanied by a prospectus. Martindale Andres & Company LLC serves as the investment advisor. Brinson Partners, Inc. is the sub-advisor for the International Equity Fund. The Funds are distributed by BISYS Fund Services Limited Partnership. Mutual funds are NOT FDIC INSURED and are not insured by any other government agency or by the U.S. Government. Shares of the funds are not bank deposits or obligations of or guaranteed or endorsed by, Keystone Bank, its parent company or any of its affiliates. Shares of the funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions and other factors, so that shares of the funds, when redeemed, may be worth more or less than their original cost. An investment in the funds involves investment risks, including the possible loss of principal. There can be no assurance that the money market funds will be able to sustain a stable net asset value of $1.00 per share. There is no bank guarantee, and shares of the Funds may lose value.

 GOVERNOR FUNDS

ESTABLISHED GROWTH FUND

Q. HOW DID THE ESTABLISHED GROWTH FUND PERFORM DURING THE YEAR ENDED JUNE 30, 2000?

 A. The Established Growth Fund posted a total return of 9.31% (without sales load) for the period, outperforming the 7.25% return for the Fund's benchmark, the S&P 500 Index.

Q. WHAT WERE CONDITIONS LIKE IN THE STOCK MARKET DURING THE PERIOD?

 A. Stocks performed poorly early in the period, as signs of strong economic growth fueled inflation fears and caused the Fed to raise short-term interest rates. Late in 1999, however, shares of technology companies began a five-month rally that carried many so-called "new economy" stocks in the technology sector to record heights. Investors flocked to technology companies believing that rising interest rates would not affect those firms' growth rate as much as companies in more traditional industries.

    By early March, many technology and telecommunications shares had soared to unsustainable levels. They consequently suffered a severe decline: Some Internet companies' stock fell by 60% or more in the spring. As that occurred, investors shifted money to cash and to "old economy" stocks in industries such as healthcare and energy. Stock prices stabilized somewhat near the end of the period, due to signs that the economy was slowing.

Q. HOW DID YOU POSITION THE FUND IN THAT ENVIRONMENT?

 A. We invested in firms that we believe are capable of generating strong sales and earnings growth in a slowing economy. The Fund was overweighted in the technology, telecommunications and health-care sectors, which benefited the Fund's performance during the period. We avoided many Internet companies and shares of other unproven firms with no earnings. Instead, we favored high-quality companies with long-term track records that are benefiting from the Internet infrastructure build out.

    The Fund benefited from its investments in Morgan Stanley Dean Witter & Co. (3.74% of the portfolio's net assets); Nortel Networks Corp. (4.42%); Sun Microsystems, Inc. (3.93%); and Coastal Corp. (3.07%). We also benefited by taking profits in some of the best-performing technology and telecom stocks in the portfolio, and reinvesting the profits in stocks with more reasonable valuations.*

    The spring correction allowed us to take new positions in well-run companies when their share prices dropped. For example, we invested in Cisco Systems, Inc. (0.68%) when its shares fell in May. Other new positions included technology companies such as Sanmina Corp. (1.69%) and Solectron Corp. (0.53%). We eliminated the Fund's holdings in DaimlerChrysler, and reduced our holdings in the Gap, Inc. (1.46%).*

Q. WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET, AND HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. The Fed's interest rate increases appear to be slowing economic growth and heading off inflation. However, we believe some investors now are concerned that the economy is headed for a recession. We do not believe that a recession is likely during the coming months. Such concerns make it rare that stocks will continue to deliver the outsized gains investors have experienced in recent years.

    We will maintain our strategy of investing in financially strong companies with solid growth prospects when their shares trade at attractive valuations. We will also remain fully invested and manage the Fund with an eye toward minimizing the effect of taxes on shareholders. Finally, we will continue to increase the Fund's diversification across various sectors of the market in an attempt to reduce the Fund's overall risk.

------------------
* The Fund's portfolio composition is subject to change.

 GOVERNOR FUNDS

  As of June 30, 2000

                            ESTABLISHED GROWTH FUND
                    GROWTH OF $10,000 INVESTMENT COMPARISON

                                                                                  SINCE
                                                                1        5      INCEPTION
AVERAGE ANNUAL TOTAL RETURN(+)                                 YEAR     YEAR    (1/1/95)
----------------------------                                  ------   ------   ---------
No-Load                                                        9.31%   21.31%     23.53%
Load++                                                         3.32%   19.96%     22.27%

                                                          LOAD++                     NO LOAD               S&P 500 STOCK INDEX
                                                          ----                       -------               -------------------
1/1/95                                                     9450                       10000                       10000
6/30/95                                                   11490                       12154                       12015
6/30/96                                                   14553                       15394                       15144
6/30/97                                                   18577                       19650                       20393
6/30/98                                                   23763                       25136                       26553
6/30/99                                                   27613                       29208                       32596
6/30/00                                                   30182                       31927                       34959

++ Effective November 1, 1999 the Fund's sales load increased from 4.50% to 5.50%, which is reflected in the above performance.

The chart represents historical performance of a hypothetical investment of $10,000 in the Established Growth Fund from 1/1/95 to 6/30/00, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, which is an unmanaged index that is generally representative of the performance of the large-capitalization equity market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(+) The quoted performance of the Established Growth Fund includes performance of certain collective trust fund ("commingled") accounts advised by Martindale Andres & Company, LLC, for periods dating back to 1/1/95 and prior to the Established Growth Fund's commencement of operations on 12/2/96, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected.

The total return set forth may reflect the waiver of a portion of the Fund's investment advisory or administration fees. In such instances, and without waiver of fees, total return would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

GOVERNOR FUNDS                                 SCHEDULE OF PORTFOLIO INVESTMENTS
ESTABLISHED GROWTH FUND                                            JUNE 30, 2000

 COMMON STOCKS - 98.8%
SECURITY DESCRIPTION                     SHARES         VALUE
--------------------                    ---------    ------------
AEROSPACE/DEFENSE-EQUIPMENT - 2.2%
Honeywell International, Inc. ........     50,000    $  1,684,375
Textron, Inc. ........................     43,000       2,335,438
United Technologies Corp .............     35,000       2,060,625
                                                     ------------
                                                        6,080,438
                                                     ------------
BANKS - 2.0%
First Union Corp......................  50,000...       1,240,625
Wells Fargo Co. ......................    110,000       4,262,500
                                                     ------------
                                                        5,503,125
                                                     ------------
BEVERAGES - 1.9%
Coca-Cola Co. ........................     90,000       5,169,375
                                                     ------------
CHEMICALS - 0.4%
Rohm and Haas Co. ....................     35,000       1,207,500
                                                     ------------
COMPUTER - 18.2%
America Online, Inc.(b)...............     80,000       4,220,000
Automatic Data Processing, Inc .......     60,000       3,213,750
Cisco Systems, Inc.(b)................     30,000       1,899,375
Citrix Systems, Inc.(b)...............     80,000       1,515,000
Compaq Computer Corp .................    100,000       2,556,250
Computer Associates International,
  Inc ................................     70,000       3,583,125
Compuware Corp.(b)....................    150,000       1,556,250
EMC Corp .............................    140,000      10,771,250
International Business Machines
  Corp ...............................     50,000       5,478,125
Intertrust Technologies Corp.(b)......     10,000         205,625
Lycos, Inc.(b)........................     20,000       1,080,000
Microsoft Corp.(b)....................     45,000       3,600,000
Sun Microsystems, Inc.(b).............    120,000      10,912,500
                                                     ------------
                                                       50,591,250
                                                     ------------
CONSUMER PRODUCTS - 1.2%
ConAgra, Inc .........................    120,000       2,287,500
Lancaster Colony Corp ................     58,000       1,112,875
                                                     ------------
                                                        3,400,375
                                                     ------------
COSMETICS/PERSONAL CARE - 1.4%
Procter & Gamble Co ..................     70,000       4,007,500
                                                     ------------
DIVERSIFIED/CONGLOMERATE - 3.9%
General Electric Co ..................    205,000      10,865,000
                                                     ------------
ELECTRICAL EQUIPMENT - 2.5%
Amkor Technology, Inc.(b).............     10,000         353,125
Emerson Electric Co ..................     30,000       1,811,250
Sanmina Corp.(b)......................     55,000       4,702,500
                                                     ------------
                                                        6,866,875
                                                     ------------
ELECTRONIC COMPONENTS - 7.7%
Analog Devices, Inc.(b)...............     44,000       3,344,000
Motorola, Inc. .......................    150,000       4,359,375
Novellus Systems, Inc.(b).............     45,000       2,545,313
Solectron Corp.(b)....................     35,000       1,465,625
Texas Instruments, Inc ...............    140,000       9,616,249
                                                     ------------
                                                       21,330,562
                                                     ------------
FINANCIAL SERVICES - 7.5%
Capital One Financial Corp ...........    120,000       5,355,000
Fannie Mae............................    100,000       5,218,750
Morgan Stanley Dean Witter & Co ......    125,000      10,406,249
                                                     ------------
                                                       20,979,999
                                                     ------------
 COMMON STOCKS, CONTINUED
SECURITY DESCRIPTION                     SHARES         VALUE
--------------------                    ---------    ------------
INSTRUMENTS-SCIENTIFIC - 0.4%
PE Corp-PE Biosystems Group...........     17,000    $  1,119,875
                                                     ------------
LEISURE - 0.6%
Carnival Corp., Class A...............     80,000       1,560,000
                                                     ------------
MACHINERY & EQUIPMENT - 0.5%
SPX Corp.(b)..........................     12,000       1,451,250
                                                     ------------
MEDICAL - 5.3%
Amgen, Inc.(b)........................     45,000       3,161,250
Medtronic, Inc .......................    145,000       7,222,813
UnitedHealth Group, Inc ..............     52,000       4,459,000
                                                     ------------
                                                       14,843,063
                                                     ------------
MINING - 0.6%
Potash Corp. of Saskatchewan, Inc ....     30,000       1,655,625
                                                     ------------
MULTIMEDIA - 1.6%
Viacom, Inc., Class B(b)..............     65,000       4,432,188
                                                     ------------
OIL & GAS - 9.8%
Coastal Corp .........................    140,000       8,522,499
El Paso Energy Corp ..................     50,000       2,546,875
Exxon Mobil Corp .....................     90,809       7,128,507
Royal Dutch Petroleum - New York
  Shares, ADR.........................     40,000       2,462,500
Williams Cos., Inc ...................    160,000       6,670,000
                                                     ------------
                                                       27,330,381
                                                     ------------
PHARMACEUTICALS - 11.4%
Forest Labs, Inc.(b)..................     30,000       3,030,000
Johnson & Johnson.....................     60,000       6,112,500
Lilly (Eli) & Co .....................     55,000       5,493,125
Merck & Co., Inc .....................     51,000       3,907,875
Pfizer, Inc ..........................    140,250       6,731,999
Pharmacia Corp .......................     57,000       2,946,188
Schering-Plough Corp .................     67,000       3,383,500
                                                     ------------
                                                       31,605,187
                                                     ------------
RESTAURANTS - 0.6%
Wendy's International, Inc ...........     90,000       1,603,125
                                                     ------------
RETAIL - 2.9%
Circuit City Stores, Inc .............     35,000       1,161,563
Gap, Inc .............................    130,000       4,062,500
Walgreens Co .........................     85,000       2,735,937
                                                     ------------
                                                        7,960,000
                                                     ------------
TELECOMMUNICATIONS - 14.0%
Allegiance Telecom, Inc.(b)...........     22,500       1,440,000
Broadwing, Inc.(b)....................     65,000       1,685,938
General Motors Corp., Class H(b)......     10,100         886,275
Loral Space & Communications
  Ltd.(b).............................    110,000         763,125
Lucent Technologies, Inc .............     25,000       1,481,250
McLeodUSA, Inc., Class A(b)...........    135,000       2,792,812
Nortel Networks Corp .................    180,000      12,285,000
Sprint Corp. FON Group................    110,000       5,610,000
Sprint Corp. PCS Group(b).............     60,000       3,570,000
Vodafone Group PLC, ADR...............    100,000       4,143,750
MCI Worldcom, Inc.(b).................     90,000       4,128,750
                                                     ------------
                                                       38,786,900
                                                     ------------

                                   Continued

GOVERNOR FUNDS                                 SCHEDULE OF PORTFOLIO INVESTMENTS
ESTABLISHED GROWTH FUND                                            JUNE 30, 2000

 COMMON STOCKS, CONTINUED
SECURITY DESCRIPTION                     SHARES         VALUE
--------------------                    ---------    ------------
TEXTILE - 1.1%
Unifi, Inc.(b)........................    250,000    $  3,093,750
                                                     ------------
TOOLS - 1.0%
Danaher Corp .........................     55,000       2,719,063
                                                     ------------
TRANSPORTATION - 0.1%
Burlington Northern Santa Fe Corp ....     15,000         344,063
                                                     ------------
TOTAL COMMON STOCKS (Cost $154,261,364)..........     274,506,469
                                                     ------------
 INVESTMENT COMPANIES - 1.5%
Federated Government Obligation Fund..      3,215           3,215
Federated Prime Obligation Fund.......  4,056,565       4,056,565
Prime Money Market Fund*..............    113,277         113,277
U.S. Treasury Obligations Money Market
  Fund*...............................          2               2
                                                     ------------
TOTAL INVESTMENT COMPANIES (Cost $4,173,059).....
                                                        4,173,059
                                                     ------------
 DAILY SWEEP VEHICLES - 0.0%
SECURITY DESCRIPTION                     SHARES         VALUE
--------------------                    ---------    ------------
Bank of New York Cash Sweep...........        273    $        273
                                                     ------------
TOTAL DAILY SWEEP VEHICLES
  (Cost $273)....................................             273
                                                     ------------
TOTAL INVESTMENTS
  (Cost $158,434,696)(a) - 100.3%................     278,679,801
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%...
                                                         (745,560)
                                                     ------------
NET ASSETS - 100.0%..............................    $277,934,241
                                                     ============

------------------

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.......................  $132,717,291
   Unrealized depreciation.......................   (12,472,186)
                                                   ------------
   Net unrealized appreciation...................  $120,245,105
                                                   ============

(b) Represents non-income producing securities.

 * Securities are affiliated investment companies in the Governor Funds.

ADR -- American Depositary Receipt
PLC -- Public Limited Company

                       See notes to financial statements.

GOVERNOR FUNDS
ESTABLISHED GROWTH FUND

 STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2000

ASSETS:
Investments, at value (cost
  $158,321,417)......................               $278,566,522
Investments in affiliates, at value
  (cost $113,279)....................                    113,279
                                                    ------------
    Total investments................                278,679,801
Dividends receivable.................                    150,575
Dividends receivable from
  affiliates.........................                        605
Receivable for investments sold......                    459,299
Receivable for capital shares
  issued.............................                      7,677
Deferred organization costs..........                      9,249
Prepaid expenses.....................                     97,979
                                                    ------------
    TOTAL ASSETS.....................                279,405,185
LIABILITIES:
Payable for investments purchased....  $1,398,788
Payable for capital shares
  redeemed...........................       3,620
Accrued expenses and other
  liabilities:
  Investment advisor.................       9,109
  Administration.....................       1,746
  Administrative services............      25,685
  Other..............................      31,996
                                       ----------
    TOTAL LIABILITIES................                  1,470,944
                                                    ------------
NET ASSETS:..........................               $277,934,241
                                                    ============
COMPOSITION OF NET ASSETS:
Capital..............................               $136,482,868
Accumulated net investment income....                      1,533
Accumulated net realized gains.......                 21,204,735
Unrealized appreciation from
  investments........................                120,245,105
                                                    ------------
NET ASSETS...........................               $277,934,241
                                                    ============
Shares Outstanding (par value
  $0.0001, unlimited number of
  authorized shares).................                 20,326,795
                                                    ============
Net Asset Value and Redemption Price
  per share..........................                     $13.67
                                                          ======
Maximum Sales Charge.................                       5.50%
                                                          ------
Maximum Offering Price per share (Net
  Asset Value/(100%-Maximum Sales
  Charge))...........................                     $14.47
                                                          ======

 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Interest..............................               $       509
Dividend..............................                 2,662,629
Dividends from affiliates.............                    15,185
Foreign tax withholding...............                   (27,192)
                                                     -----------
    TOTAL INVESTMENT INCOME...........                 2,651,131
EXPENSES:
Investment advisor....................  $1,967,407
Administration........................     393,485
Administrative services...............     288,815
Custodian.............................      37,591
Other.................................     274,852
                                        ----------
    Total expenses before contractual
      fee reductions..................                 2,962,150
    Contractual fee reductions........                  (485,299)
                                                     -----------
    NET EXPENSES......................                 2,476,851
                                                     -----------
NET INVESTMENT INCOME.................                   174,280
                                                     -----------
NET REALIZED/UNREALIZED GAINS/(LOSSES)
  FROM INVESTMENTS AND FOREIGN
  CURRENCIES:
Net realized gains from investment and
  foreign currency transactions.......                51,706,557
Change in unrealized appreciation from
  investments and foreign
  currencies..........................               (28,304,512)
                                                     -----------
Net realized/unrealized gains from
  investments.........................                23,402,045
                                                     -----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS..........................               $23,576,325
                                                     ===========

                       See notes to financial statements.

GOVERNOR FUNDS
ESTABLISHED GROWTH FUND
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FOR THE YEARS ENDED
                                                                           JUNE 30,
                                                                ------------------------------
                                                                    2000              1999
                                                                ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................    $    174,280      $  1,034,161
  Net realized gains from investment and foreign currency
    transactions............................................      51,706,557        24,578,381
  Change in unrealized appreciation from investments and
    foreign currencies......................................     (28,304,512)       12,590,276
                                                                ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............      23,576,325        38,202,818
                                                                ------------      ------------
DIVIDENDS:
  Net investment income.....................................        (176,790)       (1,032,871)
  In excess of net investment income........................          (5,907)               --
  Net realized gains from investment and foreign currency
    transactions............................................     (54,637,729)       (6,183,277)
                                                                ------------      ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............     (54,820,426)       (7,216,148)
                                                                ------------      ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................      87,957,373        29,313,640
  Dividends reinvested......................................      53,919,438         1,760,051
  Cost of shares redeemed...................................     (93,135,539)      (60,435,568)
                                                                ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........      48,741,272       (29,361,877)
                                                                ------------      ------------
CHANGE IN NET ASSETS........................................      17,497,171         1,624,793
NET ASSETS:
  Beginning of period.......................................     260,437,070       258,812,277
                                                                ------------      ------------
  End of period.............................................    $277,934,241      $260,437,070
                                                                ============      ============
SHARE TRANSACTIONS:
  Issued....................................................       6,346,779         2,116,552
  Reinvested................................................       4,243,667           127,638
  Redeemed..................................................      (6,668,074)       (4,248,252)
                                                                ------------      ------------
CHANGE IN SHARES............................................       3,922,372        (2,004,062)
                                                                ============      ============

                       See notes to financial statements.

GOVERNOR FUNDS
ESTABLISHED GROWTH FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                                           FOR THE PERIOD
                                                                    FOR THE YEARS ENDED JUNE 30,          DECEMBER 2, 1996
                                                                ------------------------------------        TO JUNE 30,
                                                                  2000          1999          1998            1997(a)
                                                                --------      --------      --------      ----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $  15.88      $  14.06      $  11.13          $  10.00
                                                                --------      --------      --------          --------
INVESTMENT ACTIVITIES:
  Net investment income.....................................        0.01          0.06          0.10              0.08
  Net realized and unrealized gains from investments and
    foreign currency transactions...........................        1.20          2.16          2.99              1.13
                                                                --------      --------      --------          --------
  Total from investment activities..........................        1.21          2.22          3.09              1.21
                                                                --------      --------      --------          --------
DIVIDENDS:
  Net investment income.....................................       (0.01)        (0.06)        (0.10)            (0.08)
  In excess of net investment income........................       (0.00)*          --            --                --
  Net realized gains from investment and foreign currency
    transactions............................................       (3.41)        (0.34)        (0.06)               --
                                                                --------      --------      --------          --------
  Total dividends...........................................       (3.42)        (0.40)        (0.16)            (0.08)
                                                                --------      --------      --------          --------
NET ASSET VALUE, END OF PERIOD..............................    $  13.67      $  15.88      $  14.06          $  11.13
                                                                ========      ========      ========          ========
TOTAL RETURN (EXCLUDES SALES CHARGE)........................        9.31%        16.20%        27.92%            12.20%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................    $277,934      $260,437      $258,812          $190,914
Ratio of expenses to average net assets.....................        0.94%         0.91%         0.71%             0.44%(c)
Ratio of net investment income to average net assets........        0.07%         0.42%         0.77%             1.39%(c)
Ratio of expenses to average net assets(d)..................        1.13%         1.19%         1.06%             1.01%(c)
Portfolio turnover..........................................          41%            2%            6%                1%

 * Less than $0.005 per share.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were voluntarily or contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

 GOVERNOR FUNDS

AGGRESSIVE GROWTH FUND(+)

Q. HOW DID THE AGGRESSIVE GROWTH FUND PERFORM DURING THE YEAR ENDED JUNE 30,
   2000?

 A. The Aggressive Growth Fund returned 16.31% (without sales load) for the period, compared to a 14.48% total return for the Russell 2000 Index.

Q. WHAT WERE THE CONDITIONS IN THE SMALL-COMPANY SECTOR OF THE STOCK MARKET DURING THE 12-MONTH PERIOD?

 A. Small-cap stocks outperformed large-company shares--the first 12-month period of meaningful outperformance by small caps in several years. In addition, the small-cap market was extremely volatile during this period.

Q. WHAT WAS YOUR STRATEGY IN THAT ENVIRONMENT?

 A. We remained true to our disciplined approach--investing in what we believe are financially solid companies with strong growth rates and reasonable valuations. Although our strategy prevented us from investing in some of the hottest Internet firms with no earnings, the Fund benefited from its holdings in the semiconductor, infrastructure and life sciences sectors. Our strategy especially helped performance when some of the highest-flying tech stocks declined in spring. We also tried to take advantage of the market's volatility by selling companies when they reached our price objectives. We also used this volatility to build positions in high quality companies that sold off during the April correction.

    The Fund benefited from investments in Credence Systems Corp. (2.96% of the portfolio's net assets), a semiconductor manufacturer; Syncor International Corp. (4.83%), a health-care firm and Alkermes, Inc. (2.22%), a life sciences company.*

    New positions included Parlex Corp. (1.54%), a manufacturer of industrial circuits and cables; Coherent, Inc. (1.41%), a maker of laser technology; and Plantronics, Inc. (3.43%), which manufactures headsets. In an effort to reduce overall shareholder risk, we reduced our positions in some of the largest positions--such as Credence Systems Corp. and Syncor International Corp.--as they reached our price objectives. We also maintained our tax-sensitive management approach.*

Q. WHAT IS YOUR OUTLOOK FOR SMALL-COMPANY STOCKS GOING FORWARD, AND HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We believe that small-cap stocks are at the beginning of an extended period of strong performance. Small-cap valuations are still very attractive despite their recent run-up. We will continue to take a disciplined, company-by-company approach to small-cap investing, looking for attractively priced shares of firms that offer strong growth potential. We also will maintain our strategy of managing risk by paring back on holdings when their prices rise significantly, and by structuring a well-diversified portfolio, that offers exposure to a broad range of industries.

------------------
(+) Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, smaller companies' stocks have experienced a greater degree of market volatility than on average.
  * The Fund's portfolio composition is subject to change.

 GOVERNOR FUNDS

As of June 30, 2000

                             AGGRESSIVE GROWTH FUND
                    GROWTH OF $10,000 INVESTMENT COMPARISON

                                                                                  SINCE
                                                                1        5      INCEPTION
AVERAGE ANNUAL TOTAL RETURN(++)                                YEAR     YEAR    (7/1/94)
-----------------------------                                 ------   ------   ---------
No-Load                                                       16.31%   15.81%     16.62%
Load++                                                         9.91%   14.50%     15.52%

                                                          LOAD++                     NO LOAD               RUSSELL 2000 INDEX
                                                          ----                       -------               ------------------
7/1/94                                                     9450                       10000                       10000
6/30/95                                                   11408                       12072                       12007
6/30/96                                                   14353                       15188                       14875
6/30/97                                                   16589                       17555                       17304
6/30/98                                                   18700                       19789                       20160
6/30/99                                                   20429                       21618                       20462
6/30/00                                                   23760                       25144                       23425

++ Effective November 1, 1999 the Fund's sales load increased from 4.50% to 5.50%, which is reflected in the above performance.

The chart represents historical performance of a hypothetical investment of $10,000 in the Aggressive Growth Fund from 7/1/94 to 6/30/00, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Russell 2000 Index, which is an unmanaged index that is generally representative of 2,000 small-capitalization stocks in the U.S. stock market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(++) The quoted performance of the Aggressive Growth Fund includes performance of certain collective trust fund ("commingled") accounts advised by Martindale Andres & Company, LLC for periods dating back to 7/1/94 and prior to the Aggressive Growth Fund's commencement of operations on 2/3/97, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected.

The total return set forth may reflect the waiver of a portion of the Fund's investment advisory or administration fees. In such instances, and without waiver of fees, total return would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

GOVERNOR FUNDS                                 SCHEDULE OF PORTFOLIO INVESTMENTS
AGGRESSIVE GROWTH FUND                                             JUNE 30, 2000

 COMMON STOCKS - 96.7%
SECURITY DESCRIPTION                     SHARES         VALUE
--------------------                   ----------    ------------
AEROSPACE/DEFENSE-EQUIPMENT - 0.7%
Northrop Grumman Corp. ..............      15,000    $    993,750
                                                     ------------
BANKS - 1.1%
Amsouth Bancorporation...............     100,000       1,575,000
                                                     ------------
BIOTECHNOLOGY - 1.3%
Dionex Corp.(b)......................      73,150       1,956,763
                                                     ------------
CAPITAL GOODS - 0.5%
Lydall, Inc.(b)......................      70,000         743,750
                                                     ------------
CHEMICALS - 3.5%
Airgas, Inc.(b)......................     118,000         671,125
Lesco, Inc...........................      90,000       1,366,875
RPM, Inc./Ohio.......................     100,000       1,012,500
Valspar Corp.........................      65,000       2,193,750
                                                     ------------
                                                        5,244,250
                                                     ------------
COMMUNICATION-EQUIPMENT - 0.1%
Transcrypt International, Inc.(b)....      90,000         196,875
                                                     ------------
COMPUTER NETWORKS - 2.7%
Computer Network Tech Corp.(b).......     220,000       3,822,500
FVC.com, Inc.(b).....................      30,000         232,500
                                                     ------------
                                                        4,055,000
                                                     ------------
COMPUTER SOFTWARE - 12.6%
Affiliated Computer Services,
  Inc.(b)............................      95,000       3,140,937
Ansys, Inc.(b).......................      65,000         739,375
Applied Graphics Technologies,
  Inc.(b)............................      37,400         158,950
AXENT Technologies, Inc.(b)..........      60,000       1,488,750
Choicepoint, Inc.(b).................      60,000       2,512,500
Compuware Corp.(b)...................     100,000       1,037,500
Drexler Technology Corp.(b)..........     115,000       1,495,000
RSA Security, Inc.(b)................      50,000       3,462,499
Symantec Corp.(b)....................      25,000       1,348,438
Systems & Computer Technology
  Corp.(b)...........................     100,000       2,000,000
Wind River Systems(b)................      35,000       1,325,625
                                                     ------------
                                                       18,709,574
                                                     ------------
COMPUTERS - 5.6%
Computer Horizons Corp.(b)...........      87,500       1,175,780
Datastream Systems, Inc.(b)..........     110,000       1,375,000
Genrad, Inc.(b)......................     118,400       1,065,600
Hutchinson Technology, Inc.(b).......     144,000       2,052,000
RadiSys Corp.(b).....................      14,500         822,875
Sykes Enterprises, Inc.(b)...........     140,000       1,802,500
                                                     ------------
                                                        8,293,755
                                                     ------------
CONSUMER PRODUCTS - 5.6%
American Woodmark Corp...............     100,000       2,050,000
Bush Industries, Inc.................      73,800       1,180,800
Leggett & Platt, Inc.................      90,000       1,485,000
Tupperware Corp......................      50,000       1,100,000
Whole Foods Market, Inc.(b)..........      60,000       2,478,750
                                                     ------------
                                                        8,294,550
                                                     ------------
 COMMON STOCKS, CONTINUED
SECURITY DESCRIPTION                     SHARES         VALUE
--------------------                   ----------    ------------
EDUCATIONAL SERVICES - 2.5%
DeVry, Inc.(b).......................     110,000    $  2,908,125
Modis Professional Services,
  Inc.(b)............................      99,000         878,625
                                                     ------------
                                                        3,786,750
                                                     ------------
ELECTRICAL EQUIPMENT - 1.5%
C-Cube Microsystems, Inc.(b).........      65,000       1,275,625
Cirrus Logic, Inc.(b)................      60,000         960,000
                                                     ------------
                                                        2,235,625
                                                     ------------
ELECTRONIC COMPONENTS - 7.8%
ATMI, Inc.(b)........................      70,000       3,254,999
Coherent, Inc.(b)....................      25,000       2,096,875
Gentex Corp.(b)......................     110,000       2,763,750
Integrated Measurement Systems,
  Inc.(b)............................      25,000         393,750
Parlex Corp.(b)......................      54,500       2,295,813
SBS Technologies, Inc.(b)............      22,500         831,094
                                                     ------------
                                                       11,636,281
                                                     ------------
FINANCIAL SERVICES - 4.4%
Financial Federal Corp.(b)...........     127,500       2,215,313
Legg Mason, Inc......................      85,000       4,250,000
Willis Lease Finance Corp.(b)........      25,000         156,250
                                                     ------------
                                                        6,621,563
                                                     ------------
HOMEBUILDERS-MOBILE HOMES - 0.9%
Monaco Coach Corp.(b)................      50,000         681,250
Winnebago Industries, Inc............      50,000         653,125
                                                     ------------
                                                        1,334,375
                                                     ------------
HUMAN RESOURCES - 0.1%
RCM Technologies, Inc.(b)............      27,000         199,125
                                                     ------------
INSURANCE - 2.0%
Arthur J. Gallagher & Company........      70,000       2,940,000
                                                     ------------
MACHINERY & EQUIPMENT - 3.7%
Applied Science & Technology(b)......     106,500       2,755,688
Flow International Corp.(b)..........     130,000       1,300,000
PSC, Inc.(b).........................     180,000       1,462,500
                                                     ------------
                                                        5,518,188
                                                     ------------
MANAGEMENT SERVICES - 0.3%
Navigant Consulting Co.(b)...........     115,000         488,750
                                                     ------------
MANUFACTURING/DIVERSIFIED - 0.6%
Mascotech, Inc.......................      81,400         880,138
                                                     ------------
MEDICAL-BIOTECHNOLOGY - 5.5%
Aphton Corp.(b)......................      40,000       1,030,000
Chirex, Inc.(b)......................      98,100       1,962,000
Haemonetics Corp.(b).................      90,000       1,890,000
Incyte Pharmaceuticals, Inc.(b)......      17,000       1,397,188
Integra Lifesciences Corp.(b)........     190,000       1,888,125
                                                     ------------
                                                        8,167,313
                                                     ------------

                                   Continued

GOVERNOR FUNDS                                 SCHEDULE OF PORTFOLIO INVESTMENTS
AGGRESSIVE GROWTH FUND                                             JUNE 30, 2000

 COMMON STOCKS, CONTINUED
SECURITY DESCRIPTION                     SHARES         VALUE
--------------------                   ----------    ------------
MEDICAL EQUIPMENT & SUPPLIES - 15.3%
Alkermes, Inc.(b)....................      70,000    $  3,298,750
Colorado Medtech, Inc.(b)............     103,500         653,344
ICU Medical, Inc.(b).................      96,650       2,609,550
Mentor Corp. Minnesota...............     130,000       3,534,375
Orthofix International N.V.(b).......     112,500       2,010,938
St. Jude Medical, Inc.(b)............      50,000       2,293,750
Syncor International Corp.(b)........     100,000       7,199,999
VISX, Inc.(b)........................      40,000       1,122,500
                                                     ------------
                                                       22,723,206
                                                     ------------
MEDICAL-SERVICES - 1.8%
Cerner Corp.(b)......................      50,000       1,362,500
Genesis Health Ventures, Inc.(b).....     100,000          18,000
Hooper Holmes, Inc...................     159,400       1,275,200
                                                     ------------
                                                        2,655,700
                                                     ------------
OIL & GAS - 3.6%
Evergreen Resources, Inc.(b).........      80,000       2,370,000
Forest Oil Corp.(b)..................      60,000         956,250
Patina Oil & Gas Corp................      90,000       1,867,500
Range Resources Corp.................      65,000         203,125
                                                     ------------
                                                        5,396,875
                                                     ------------
PHARMACEUTICAL - 0.7%
Akorn, Inc.(b).......................     122,500         972,344
                                                     ------------
TECHNOLOGY EQUIPMENT - 3.6%
CFM Technologies, Inc.(b)............      60,000         930,000
Credence Systems Corp.(b)............      80,000       4,415,000
                                                     ------------
                                                        5,345,000
                                                     ------------
TELECOMMUNICATIONS - 6.9%
Digi International, Inc.(b)..........      80,000         520,000
ECI Telecommunications, Ltd..........      55,000       1,966,250
Harmonic, Inc.(b)....................      35,275         881,875
PictureTel Corp.(b)..................      30,000          78,750
Plantronics, Inc.(b).................      44,250       5,110,875
Telxon Corp..........................     100,000       1,787,500
                                                     ------------
                                                       10,345,250
                                                     ------------
TEXTILE - 1.8%
Unifi, Inc.(b).......................     220,000       2,722,500
                                                     ------------
TOTAL COMMON STOCKS
  (Cost $100,182,038)............................     144,032,250
                                                     ------------
 REPURCHASE AGREEMENTS - 2.0%
                                       SHARES OR
                                       PRINCIPAL
SECURITY DESCRIPTION                     AMOUNT         VALUE
--------------------                   ----------    ------------
Lehman Brothers, 6.50% due 7/3/00,
  with a maturity value of $3,001,625
  (collateralized by $3,860,000
  Tennessee Valley Authority,
  0.00%, 11/1/03, market value
  $3,060,671)........................  $3,000,000    $  3,000,000
                                                     ------------
TOTAL REPURCHASE AGREEMENTS (Cost $3,000,000)....
                                                        3,000,000
                                                     ------------
 INVESTMENT COMPANIES - 1.2%
Federated Government Obligation
  Fund...............................       7,538           7,538
Federated Prime Obligation Fund......   1,361,204       1,361,204
Prime Money Market Fund*.............      86,063          86,063
U.S. Treasury Obligations Money
  Market Fund*.......................     359,584         359,584
                                                     ------------
TOTAL INVESTMENT COMPANIES (Cost $1,814,389).....
                                                        1,814,389
                                                     ------------
TOTAL INVESTMENTS (Cost $104,996,427)(a) -
  99.9%..........................................     148,846,639
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.1%.............................          79,130
                                                     ------------
NET ASSETS - 100.0%..............................    $148,925,769
                                                     ============

------------------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $147,714. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation......................  $ 56,139,570
      Unrealized depreciation......................   (12,437,072)
                                                     ------------
      Net unrealized appreciation..................  $ 43,702,498
                                                     ============

(b) Represents non-income producing securities.

 * Securities are affiliated investment companies in the Governor Funds.

NV  --Naamloze Vennootschaap (Dutch Corp.)

                       See notes to financial statements.

GOVERNOR FUNDS
AGGRESSIVE GROWTH FUND

 STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2000

ASSETS:
Investments, at value (cost
  $104,550,780)........................             $148,400,992
Investments in affiliates, at value
  (cost $445,647)......................                  445,647
                                                    ------------
    Total investments..................              148,846,639
Interest receivable....................                      542
Dividends receivable...................                  105,139
Dividends receivable from affiliates...                    2,154
Receivable for investments sold........                  290,043
Deferred organization costs............                    1,408
Prepaid expenses.......................                   47,766
                                                    ------------
    TOTAL ASSETS.......................              149,293,691
LIABILITIES:
Payable for investments purchased......  $331,500
Payable for capital shares redeemed....       616
Accrued expenses and other liabilities:
  Investment advisor...................     5,699
  Administration.......................       936
  Administrative services..............    13,768
  Other................................    15,403
                                         --------
    TOTAL LIABILITIES..................                  367,922
                                                    ------------
NET ASSETS:............................             $148,925,769
                                                    ============
COMPOSITION OF NET ASSETS:
Capital................................             $ 90,052,489
Dividends in excess of accumulated net
  investment income....................                   (1,311)
Accumulated net realized gains from
  investment transactions..............               15,024,379
Unrealized appreciation from
  investments..........................               43,850,212
                                                    ------------
NET ASSETS.............................             $148,925,769
                                                    ============
Shares Outstanding (par value $0.0001,
  unlimited number of authorized
  shares)..............................               12,540,872
                                                    ============
Net Asset Value and Redemption Price
  per share............................                   $11.88
                                                          ======
Maximum Sales Charge...................                     5.50%
                                                          ------
Maximum Offering Price per share (Net
  Asset Value/(100%-Maximum Sales
  Charge)).............................                   $12.57
                                                          ======

 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Interest..............................               $   180,855
Dividend..............................                   872,972
Dividends from affiliates.............                    53,735
                                                     -----------
    TOTAL INVESTMENT INCOME...........                 1,107,562
EXPENSES:
Investment advisor....................  $1,368,992
Administration........................     205,350
Administrative services...............     156,613
Custodian.............................      26,538
Other.................................     152,167
                                        ----------
    Total expenses before contractual
      fee reductions..................                 1,909,660
    Contractual fee reductions........                  (458,612)
                                                     -----------
    NET EXPENSES......................                 1,451,048
                                                     -----------
NET INVESTMENT LOSS...................                  (343,486)
                                                     -----------
NET REALIZED/UNREALIZED GAINS/(LOSSES)
  FROM INVESTMENTS:
Net realized gains from investment
  transactions........................                25,757,987
Change in unrealized appreciation from
  investments.........................                (3,264,106)
                                                     -----------
Net realized/unrealized gains from
  investments.........................                22,493,881
                                                     -----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS..........................               $22,150,395
                                                     ===========

                       See notes to financial statements.

GOVERNOR FUNDS
AGGRESSIVE GROWTH FUND
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FOR THE YEARS ENDED
                                                                           JUNE 30,
                                                                ------------------------------
                                                                    2000              1999
                                                                ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss.......................................    $   (343,486)     $    (58,101)
  Net realized gains from investment transactions...........      25,757,987        10,181,975
  Change in unrealized appreciation/depreciation from
    investments.............................................      (3,264,106)        1,881,793
                                                                ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............      22,150,395        12,005,667
                                                                ------------      ------------
DIVIDENDS:
  In excess of net investment income........................              --          (105,843)
  Net realized gains from investment transactions...........     (18,983,848)       (4,572,481)
                                                                ------------      ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............     (18,983,848)       (4,678,324)
                                                                ------------      ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................      86,895,351        26,556,930
  Dividends reinvested......................................      18,728,504         1,516,422
  Cost of shares redeemed...................................     (99,376,242)      (31,500,681)
                                                                ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........       6,247,613        (3,427,329)
                                                                ------------      ------------
CHANGE IN NET ASSETS........................................       9,414,160         3,900,014
NET ASSETS:
  Beginning of period.......................................     139,511,609       135,611,595
                                                                ------------      ------------
  End of period.............................................    $148,925,769      $139,511,609
                                                                ============      ============
SHARE TRANSACTIONS:
  Issued....................................................       7,805,388         2,621,388
  Reinvested................................................       1,936,764           147,909
  Redeemed..................................................      (8,810,987)       (3,042,992)
                                                                ------------      ------------
CHANGE IN SHARES............................................         931,165          (273,695)
                                                                ============      ============

                       See notes to financial statements.

GOVERNOR FUNDS
AGGRESSIVE GROWTH FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                                          FOR THE PERIOD
                                                                    FOR THE YEARS ENDED JUNE 30,         FEBRUARY 3, 1997
                                                                ------------------------------------       TO JUNE 30,
                                                                  2000          1999          1998           1997(a)
                                                                --------      --------      --------     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $  12.02      $  11.41      $  10.24         $  10.00
                                                                --------      --------      --------         --------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)..............................       (0.03)        (0.01)        (0.01)            0.01
  Net realized and unrealized gains from investment
    transactions............................................        1.60          1.00          1.30             0.24
                                                                --------      --------      --------         --------
  Total from investment activities..........................        1.57          0.99          1.29             0.25
                                                                --------      --------      --------         --------
DIVIDENDS:
  Net investment income.....................................          --            --            --            (0.01)
  In excess of net investment income........................          --         (0.01)           --               --
  Net realized gains from investment transactions...........       (1.71)        (0.37)        (0.12)              --
                                                                --------      --------      --------         --------
  Total dividends...........................................       (1.71)        (0.38)        (0.12)           (0.01)
                                                                --------      --------      --------         --------
NET ASSET VALUE, END OF PERIOD..............................    $  11.88      $  12.02      $  11.41         $  10.24
                                                                ========      ========      ========         ========
TOTAL RETURN (EXCLUDES SALES CHARGE)........................       16.31%         9.24%        12.72%            2.52%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................    $148,926      $139,512      $135,612         $105,258
Ratio of expenses to average net assets.....................        1.06%         1.04%         0.83%            0.66%(c)
Ratio of net investment income/(loss) to average net
  assets....................................................       (0.25%)       (0.05%)       (0.09%)           0.28%(c)
Ratio of expenses to average net assets (d).................        1.40%         1.47%         1.33%            1.35%(c)
Portfolio turnover..........................................          43%           18%            8%               2%

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were voluntarily or contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

 GOVERNOR FUNDS

INTERNATIONAL EQUITY FUND(+)

Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM RELATIVE TO ITS BENCHMARK INDEX DURING THE YEAR ENDED JUNE 30, 2000?

 A. The Fund returned 12.87% (without sales load) during the period, compared to a 17.16% return for the Morgan Stanley Capital International, MSCI EAFE(R) (Europe, Australasia and Far East) Index.

Q. WHAT WERE CONDITIONS LIKE IN INTERNATIONAL STOCK MARKETS DURING THE PERIOD?

 A. Growth stocks dramatically outperformed value stocks during the period. The growth portion of the MSCI EAFE(R) returned 24%, while value stocks in the index returned 13.5% on average. What fueled that disparity were exceptional returns from growth sectors such as technology, telecommunications and media. The situation reversed itself in the last quarter of the period, however, when value stocks outperformed growth stocks by 10%.

    Markets in continental Europe outperformed markets in the United Kingdom and Asia, as investors showed confidence in Europe's economic growth during the period. Japan's relative underperformance resulted from concerns that the country would not be able to climb out of its recession.

Q. HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. In deciding where to invest the Fund's assets, we looked at the prospects and valuations for different countries' markets. We also examined the prospects for global industries, as well as stocks within individual markets. Our analysis led us to overweight stocks in the United Kingdom, Australia and Japan, and to underweight continental European markets, since European stocks had seen significant gains. As of June 30, 2000, the Fund held 42.2% of net assets in continental Europe, 27.1% in Japan, 23.0% in the U.K., 3.7% in Australia and 1.2% in Asia ex-Japan.*

    We invested in several sectors that lagged red-hot technology, telecommunications and media stocks. Those sectors included food and beverages (4.39% of portfolio's net assets), utilities (4.96%), transportation (1.25%) and diversified financials (2.25%).*

    We also looked for value in the currency markets. That approach led us to overweight the Euro, which we feel, is significantly undervalued. We underweighted the yen; we believe that Japan will need to inflate its currency to spur economic growth, which should cause the yen to fall. We also underweighted the pound, believing the U.K. central bank's easing monetary policy will likely hurt that currency. The Fund ended the period with 62% of its currency allocation in the Euro, 16% in the yen, 10% in the pound, 10% in the Australian dollar and 1% in currencies of Asia ex-Japan.*

Q. WHAT IS YOUR OUTLOOK FOR THE WORLD ECONOMY AND GLOBAL STOCK MARKETS?

 A. We expect Europe's growth rate to fall during the second half of 2000. However, we think an increase in Japanese consumer consumption should spur slight growth, which would be an improvement from the recession Japan has seen in recent years. We believe countries with commodity-based economies, such as Australia, should continue to grow, as demand for commodities remains strong.

    We are optimistic about the prospects during the coming months for sectors that have been left behind by huge gains in growth stocks. We expect the U.K. market to perform well, due to falling interest rates and its low valuation compared to continental Europe. Moreover, we think an economic recovery in Japan could spur stock market gains in that country.

------------------
(+) International investing involves increased risk and volatility.
  * The Fund's portfolio composition is subject to change.

 GOVERNOR FUNDS

As of June 30, 2000

                           INTERNATIONAL EQUITY FUND
                    GROWTH OF $10,000 INVESTMENT COMPARISON

                                                                         SINCE
                                                                1      INCEPTION
AVERAGE ANNUAL TOTAL RETURN                                    YEAR    (2/9/99)
---------------------------                                   ------   ---------
No-Load                                                       12.87%     13.74%
Load++                                                         6.63%      9.20%

                                                          LOAD++                     NO LOAD               THE MSCI EAFE INDEX
                                                          ----                       -------               -------------------
2/9/99                                                     9450                       10000                       10000
6/30/99                                                   10009                       10590                       10439
6/30/00                                                   11298                       11953                       12230

++ Effective November 1, 1999 the Fund's sales load increased from 4.50% to 5.50%, which is reflected in the above performance.

The chart represents historical performance of a hypothetical investment of $10,000 in the International Equity Fund from 2/9/99 to 6/30/00, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Morgan Stanley Capital International, MSCI EAFE(R) (Europe, Australasia and Far East) Index, which is an unmanaged index comprised of 20 European and Pacific Basin countries and weighted by market capitalization. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The total return set forth may reflect the waiver of a portion of the Fund's investment advisory or administration fees. In such instances, and without waiver of fees, total return would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

GOVERNOR FUNDS                                 SCHEDULE OF PORTFOLIO INVESTMENTS
INTERNATIONAL EQUITY FUND                                          JUNE 30, 2000

 COMMON STOCKS - 98.2%
SECURITY DESCRIPTION                     SHARES         VALUE
--------------------                    ---------    ------------
AUSTRALIA - 3.7%
Amcor Ltd. ...........................      7,000    $     24,549
AMP Ltd. .............................      7,800          79,616
Boral Ltd.(b) ........................     13,100          16,518
Brambles Industries Ltd. .............      2,400          73,976
Broken Hill Proprietary Co., Ltd. ....     10,000         118,583
CSR Ltd. .............................      7,500          20,895
Howard Smith Ltd. ....................      6,300          30,866
Lend Lease Corp., Ltd. ...............      6,500          83,159
National Australia Bank Ltd. .........     15,100         252,934
News Corp., Ltd. .....................     17,800         245,812
Origin Energy Ltd. ...................     13,100          12,663
Qantas Airways Ltd. ..................      9,600          19,482
QBE Insurance Group Ltd. .............     14,909          73,153
Rio Tinto Ltd. .......................      4,200          69,649
Santos Ltd. ..........................     12,700          38,813
Telstra Corp., Ltd. ..................     48,100         195,808
Westpac Banking Corp., Ltd. ..........     26,300         190,282
WMC Ltd. .............................      7,000          31,409
Woolworths Ltd. ......................     17,700          65,518
                                                     ------------
                                                        1,643,685
                                                     ------------
AUSTRIA - 0.1%
Austria Tabakwerke AG ................      1,100          40,913
                                                     ------------
BELGIUM - 1.3%
Electrabel SA ........................        910         225,843
Fortis AG ............................     11,460         334,836
                                                     ------------
                                                          560,679
                                                     ------------
DENMARK - 0.6%
Tele Danmark A/S .....................      4,100         277,121
                                                     ------------
FINLAND - 2.6%
Metso Oyj ............................      8,600         103,873
Nokia Oyj ............................      9,800         502,118
Sampo Insurance Co., Ltd. ............      8,100         329,995
UPM-Kymmene Oyj ......................      8,900         221,818
                                                     ------------
                                                        1,157,804
                                                     ------------
FRANCE - 10.4%
Alcatel ..............................      4,930         324,666
Aventis SA ...........................      4,790         351,031
AXA ..................................      1,256         198,658
Banque Nationale de Paris ............      7,500         724,694
Compagnie de Saint Gobain ............      2,730         370,560
Elf Aquitaine SA .....................          7           1,439
Groupe Air France(b) .................      7,770         134,813
Groupe Danone ........................      1,840         245,169
L'Air Liquide ........................      2,409         315,443
L'Oreal ..............................        200         173,888
Schneider Electric SA ................      2,490         174,243
Societe Generale .....................      6,270         378,653
Suez Lynonnaise des Eaux SA ..........        710         124,890
Thomson CSF ..........................      4,360         172,444
Total Fina SA ........................      5,129         789,607
Vivendi ..............................      2,136         189,296
                                                     ------------
                                                        4,669,494
                                                     ------------
GERMANY - 5.7%
Allianz AG ...........................      1,752         638,190
Bayer AG .............................     12,100         473,237
 COMMON STOCKS, CONTINUED
SECURITY DESCRIPTION                     SHARES         VALUE
--------------------                    ---------    ------------
GERMANY, CONTINUED
Bayerische Motoren Werke AG ..........      7,050    $    213,555
Continental AG .......................      7,350         123,299
E.On AG ..............................      9,950         490,251
Linde AG .............................      3,600         143,904
SAP AG ...............................      1,050         157,520
Siemens AG ...........................      1,950         294,407
                                                     ------------
                                                        2,534,363
                                                     ------------
HONG KONG - 0.4%
Henderson Land Development Co.,
  Ltd. ...............................     38,000         167,209
                                                     ------------
IRELAND - 0.8%
Bank of Ireland ......................     19,600         123,158
Eircom PLC ...........................     83,400         223,850
                                                     ------------
                                                          347,008
                                                     ------------
ITALY - 4.3%
Assicurazioni Generali ...............      6,000         206,480
ENI SpA ..............................    107,000         620,544
La Rinascente SpA ....................     16,000          91,104
San Paolo-IMI SpA ....................     17,000         302,943
Telecom Italia SpA ...................     22,000         303,681
TIM SpA ..............................     38,000         389,763
                                                     ------------
                                                        1,914,515
                                                     ------------
JAPAN - 27.1%
Acom Co., Ltd. .......................      2,200         185,479
Asahi Bank Ltd. ......................     20,000          84,309
Bank of Tokyo-Mitsubishi Ltd. ........     24,000         290,582
Benesse Corp. ........................      1,100          76,417
Bridgestone Corp. ....................      6,000         127,314
Canon, Inc. ..........................     10,000         499,047
Dai Nippon Printing Co., Ltd. ........      7,000         123,656
Dai-Ichi Kangyo Bank Ltd. ............     12,000          91,303
Daikin ...............................      5,000         116,492
Denso Corp. ..........................      5,000         121,926
East Japan Railway Co. ...............         34         197,956
Fanuc Co., Ltd. ......................      1,900         193,769
Fuji Bank Ltd. .......................     18,000         137,125
Fuji Photo Film Co., Ltd. ............      4,000         164,081
Fujitsu Ltd. .........................     17,000         589,688
Hitachi Ltd. .........................     16,000         231,377
Honda Motor Co., Ltd. ................     10,000         341,205
Hoya Corp. ...........................      2,000         179,582
Ito-Yokado Co., Ltd. .................      2,000         120,603
Kamigumi Co., Ltd. ...................     18,000          95,103
KAO Corp. ............................      7,000         214,364
Kirin Brewery Co., Ltd. ..............      9,000         112,711
Kuraray Co., Ltd. ....................     14,000         160,905
Kyocera Corp. ........................        300          51,011
Matsushita Electric Industrial Co.,
  Ltd. ...............................     14,000         363,889
Mitsubishi Corp. .....................     12,000         108,770
Mitsubishi Estate Co., Ltd. ..........     22,000         259,505
Mitsubishi Trust & Banking Co. .......      8,000          62,230
Murata Manufacturing Co., Ltd. .......      1,000         143,854
NEC Corp. ............................     18,000         566,532
NGK Insulators Ltd. ..................     12,000         149,034
Nintendo Co., Ltd. ...................      1,900         332,585
Nippon Steel Corp. ...................     80,000         168,618

                                   Continued

GOVERNOR FUNDS                                 SCHEDULE OF PORTFOLIO INVESTMENTS
INTERNATIONAL EQUITY FUND                                          JUNE 30, 2000

 COMMON STOCKS, CONTINUED
SECURITY DESCRIPTION                     SHARES         VALUE
--------------------                    ---------    ------------
JAPAN, CONTINUED
Nippon Telegraph & Telephone Corp. ...         64    $    852,917
Nissin Food Products Co., Ltd. .......      4,000         102,078
Nomura Securities Co., Ltd. ..........     17,000         416,960
Omron Corp. ..........................      3,000          81,662
Orix Corp. ...........................      1,800         266,253
Rohm Co., Ltd. .......................        300          87,900
Sankyo Co., Ltd. .....................      9,000         203,731
Santen Pharmaceutical Co., Ltd. ......      5,000         120,981
Secom Co., Ltd. ......................      3,000         219,751
Shin-Etsu Chemical Co., Ltd. .........      3,000         152,550
Softbank Corp. .......................        800         108,883
Sony Corp. ...........................      5,500         514,642
Sumitomo Bank Ltd. ...................     17,000         208,882
Sumitomo Chemical Co., Ltd. ..........     30,000         180,905
Sumitomo Electric Industries .........      5,000          85,916
Takeda Chemical Industries ...........      5,000         328,918
Takefuji Corp. .......................        900         108,968
TDK Corp. ............................      2,000         288,087
Tokio Marine & Fire Insurance Co. ....     10,000         115,688
Tokyo Electric Power .................      5,100         124,606
Tokyo Gas Co., Ltd. ..................     50,000         140,830
Toyoda Automatic Loom Works Ltd. .....      2,000          43,383
Toyota Motor Corp. ...................     10,000         456,515
Yamanouchi Pharmaceutical Co.,
  Ltd. ...............................      2,000         109,450
Yamato Transport Co., Ltd. ...........      5,000         124,526
                                                     ------------
                                                       12,106,004
                                                     ------------
NETHERLANDS - 6.3%
ABN Amro Holding NV ..................      9,056         222,754
Aegon NV .............................      8,662         309,464
Elsevier NV ..........................     33,100         402,645
Heineken NV ..........................     11,500         702,767
ING Groep NV .........................      5,037         341,852
Koninklijke (Royal) Philips
  Electronics NV .....................      3,800         179,946
TNT Post Group NV ....................      6,446         174,559
Wolters Kluwer NV ....................     18,030         482,206
                                                     ------------
                                                        2,816,193
                                                     ------------
NEW ZEALAND - 0.2%
Auckland International Airport
  Ltd. ...............................     11,500          13,642
Carter Holt Harvey Ltd. ..............     17,900          15,589
Lion Nathan Ltd. .....................     13,400          29,964
Telecom Corp. of New Zealand Ltd. ....     10,900          38,228
                                                     ------------
                                                           97,423
                                                     ------------
PORTUGAL - 1.5%
Brisa Auto-Estradas de Portugal,
  SA .................................     19,100         165,148
Electricidade de Portugal SA .........      8,400         153,152
Portugal Telecom SA ..................     33,100         373,137
                                                     ------------
                                                          691,437
                                                     ------------
SINGAPORE - 0.8%
DBS Group Holdings Ltd. ..............      6,000          77,040
SIA Engineering Co., Ltd.(b) .........     30,000          33,662
Singapore Airport Terminal Services,
  Ltd.(b) ............................     29,000          35,223
Singapore Press Holdings .............      3,000          46,848
 COMMON STOCKS, CONTINUED
SECURITY DESCRIPTION                     SHARES         VALUE
--------------------                    ---------    ------------
SINGAPORE, CONTINUED
United Overseas Bank .................     24,784    $    161,979
                                                     ------------
                                                          354,752
                                                     ------------
SPAIN - 2.0%
Altadis SA ...........................     22,560         347,959
Banco Popular Espanol SA .............      4,699         145,943
Banco Santander Central Hispano SA ...     24,002         254,239
Endesa SA ............................      7,748         150,697
                                                     ------------
                                                          898,838
                                                     ------------
SWEDEN - 3.6%
Electrolux AB ........................     15,650         243,563
Investor AB ..........................     14,850         204,023
Nordbanken Holding AB ................     49,800         377,586
Swedish Match AB .....................     57,570         178,538
Telefonaktikebolaget LM Ericsson
  AB .................................     30,760         611,992
                                                     ------------
                                                        1,615,702
                                                     ------------
SWITZERLAND - 3.8%
ABB Ltd. .............................      1,670         200,526
Givaudan, Registered (b) .............         30           9,160
Nestle SA, Registered ................        204         409,615
Novartis AG, Registered ..............        349         554,600
Roche Holding AG .....................         30         292,977
Swisscom AG, Registered ..............        620         215,428
                                                     ------------
                                                        1,682,306
                                                     ------------
UNITED KINGDOM - 23.0%
Allied Zurich PLC ....................     15,000         177,467
Astrazeneca PLC ......................      5,115         238,890
BP Amoco Co. PLC .....................     82,000         787,047
British Airways PLC ..................     30,000         172,585
British Telecom PLC ..................     43,000         555,935
Charter PLC ..........................     32,000         184,575
Diageo PLC ...........................     34,000         305,233
FKI PLC ..............................     37,000         131,634
Glaxo Wellcome PLC ...................     35,000       1,021,052
Greenalls Group PLC ..................      8,500          39,634
House of Fraser PLC ..................     44,000          32,107
HSBC Holdings PLC ....................     15,000         171,563
Kelda Group PLC ......................     43,000         210,266
Lloyds TSB Group PLC .................     50,000         472,337
Marconi PLC ..........................     45,000         585,880
Marks & Spencer PLC ..................     38,000         133,609
National Power PLC ...................     43,000         274,062
Nycomed Amersham PLC .................     26,000         258,211
Peninsular & Orient Steam Navigation
  Co. ................................     13,000         111,393
PowerGen PLC .........................     21,000         179,624
Prudential Corp. PLC .................     21,000         307,746
Reckitt & Colman PLC .................     12,000         134,434
Reed International PLC ...............     34,000         295,968
RJB Mining PLC .......................     29,000          24,586
Royal & Sun Alliance Insurance Group
  PLC ................................     54,000         350,710
Royal Bank of Scotland Group PLC .....     25,000         418,594
Scottish & Newcastle PLC .............     23,000         187,852
Scottish & Southern Energy PLC .......     34,000         311,924
Shell Transportation & Trading Co.,
  PLC ................................     32,000         267,173

                                   Continued

GOVERNOR FUNDS                                 SCHEDULE OF PORTFOLIO INVESTMENTS
INTERNATIONAL EQUITY FUND                                          JUNE 30, 2000

 COMMON STOCKS, CONTINUED
SECURITY DESCRIPTION                     SHARES         VALUE
--------------------                    ---------    ------------
UNITED KINGDOM, CONTINUED
SmithKline Beecham PLC ...............     13,000    $    170,238
Tesco PLC ............................     87,000         270,663
Thames Water PLC .....................     11,000         142,382
Trinity Mirror PLC ...................     19,500         175,060
Unilever PLC .........................     47,000         284,613
United News & Media PLC ..............     23,000         330,787
Vodafone Airtouch PLC ................    140,980         569,858
                                                     ------------
                                                       10,285,692
                                                     ------------
TOTAL COMMON STOCKS (Cost $40,181,962)...........      43,861,138
                                                     ------------
 PREFERRED STOCKS - 0.2%
AUSTRALIA - 0.2%
News Corp., Ltd. .....................      7,500          90,806
                                                     ------------
TOTAL PREFERRED STOCKS (Cost $50,694) ...........          90,806
                                                     ------------

 DAILY SWEEP VEHICLES - 1.3%
SECURITY DESCRIPTION                        SHARES        VALUE
--------------------                       --------    -----------
Bank of New York Cash Sweep                 600,283    $   600,283
                                                       -----------
TOTAL DAILY SWEEP VEHICLES (Cost $600,283).........        600,283
                                                       -----------
TOTAL INVESTMENTS (Cost $40,832,939)(a) - 99.7%....
                                                        44,552,227
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%.......
                                                           144,801
                                                       -----------
NET ASSETS - 100.0%................................    $44,697,028
                                                       ===========

------------------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of mark to market adjustments for passive foreign investment companies, reversal of Section 1256 mark to market adjustments and losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $125,530. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.....................................  $  6,208,018
      Unrealized depreciation.....................................    (2,614,260)
                                                                    ------------
      Net unrealized appreciation.................................  $  3,593,758
                                                                    ============

(b) Represents non-income producing security.

AB   --Aktiebolag (Swedish Stock Co.)
AG   --Aktiengesellschaft (West German Stock Co.)
NV   --Naamloze Vennootschaap (Dutch Corp.)
PLC  --Public Limited Company
SA   --Societa Anonyme (French Corp.)
SpA  --Societa per Azioni (Italian Corp.)

                                   Continued

GOVERNOR FUNDS                                 SCHEDULE OF PORTFOLIO INVESTMENTS
INTERNATIONAL EQUITY FUND                                          JUNE 30, 2000

At June 30, 2000, the fund's open forward currency contracts were as follows:

                                                                   CONTRACT          CONTRACT                        UNREALIZED
                                                   DELIVERY         AMOUNT             VALUE          MARKET       APPRECIATION/
CURRENCY                                             DATE      (LOCAL CURRENCY)    (U.S. DOLLAR)       VALUE       (DEPRECIATION)
--------                                           --------    ----------------    -------------    -----------    --------------
LONG CONTRACTS:
Australian Dollar................................   8/8/00         2,900,000        $ 1,843,965     $ 1,736,361      $(107,604)
Australian Dollar................................   8/8/00         1,900,000          1,096,538       1,137,616         41,078
British Sterling Pound...........................   8/8/00           300,000            477,300         455,369        (21,931)
British Sterling Pound...........................   8/8/00           600,000            906,960         910,737          3,777
Euro.............................................   8/8/00         4,500,000          4,432,050       4,301,859       (130,191)
Euro.............................................   8/8/00         1,850,000          1,834,183       1,768,542        (65,641)
Euro.............................................   8/8/00           450,000            440,505         430,186        (10,319)
Euro.............................................   8/8/00           500,000            490,975         477,984        (12,991)
Euro.............................................   8/8/00           500,000            482,100         477,984         (4,116)
Euro.............................................   8/8/00           330,000            317,691         315,470         (2,221)
Euro.............................................   8/8/00           400,000            363,600         382,387         18,787
Japanese Yen.....................................   8/8/00        60,000,000            588,466         570,356        (18,110)
Japanese Yen.....................................   8/8/00        61,000,000            567,073         579,862         12,789
Swedish Krona....................................   8/8/00        11,400,000          1,316,397       1,297,644        (18,753)
Swiss Franc......................................   8/8/00         1,400,000            862,600         860,037         (2,563)
Swiss Franc......................................   8/8/00           400,000            245,292         245,724            432
                                                                                    -----------     -----------      ---------
TOTAL LONG CONTRACTS.............................                                   $16,265,695     $15,948,118      $(317,577)
                                                                                    ===========     ===========      =========
SHORT CONTRACTS:
British Sterling Pound...........................   8/8/00         1,900,000        $ 3,052,920     $ 2,884,001      $ 168,919
British Sterling Pound...........................   8/8/00           200,000            318,250         303,579         14,671
British Sterling Pound...........................   8/8/00           250,000            395,938         379,474         16,464
British Sterling Pound...........................   8/8/00           400,000            627,056         607,158         19,898
British Sterling Pound...........................   8/8/00           150,000            237,143         227,684          9,459
British Sterling Pound...........................   8/8/00           200,000            319,120         303,579         15,541
British Sterling Pound...........................   8/8/00           500,000            749,700         758,948         (9,248)
British Sterling Pound...........................   8/8/00           500,000            748,990         758,948         (9,958)
Euro.............................................   8/8/00           400,000            395,908         382,387         13,521
Euro.............................................   8/8/00           280,000            263,158         267,671         (4,513)
Euro.............................................   8/8/00           650,000            620,490         621,380           (890)
Euro.............................................   8/8/00           450,000            425,786         430,186         (4,400)
Japanese Yen.....................................   8/8/00       590,000,000          5,600,911       5,608,503         (7,592)
Japanese Yen.....................................   8/8/00        53,000,000            501,751         503,815         (2,064)
Swedish Krona....................................   8/8/00        11,400,000          1,321,433       1,297,644         23,789
Swiss Franc......................................   8/8/00           350,000            217,566         215,009          2,557
                                                                                    -----------     -----------      ---------
TOTAL SHORT CONTRACTS............................                                   $15,796,120     $15,549,966      $ 246,154
                                                                                    ===========     ===========      =========

                       See notes to financial statements.

GOVERNOR FUNDS
INTERNATIONAL EQUITY FUND

 STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2000

ASSETS:
Investments, at value (cost
  $40,832,939).........................             $ 44,552,227
Foreign cash...........................                  159,892
Interest receivable....................                    4,090
Dividends receivable...................                   37,383
Receivable for investments sold........                   34,272
Tax reclaims receivable................                   66,317
Prepaid expenses.......................                    2,424
                                                    ------------
    TOTAL ASSETS.......................               44,856,605
LIABILITIES:
Payable for investments purchased......  $ 41,444
Unrealized depreciation on forward
  foreign exchange contracts...........    71,423
Accrued expenses and other liabilities:
  Investment advisor...................       970
  Administration.......................       279
  Other................................    45,461
                                         --------
    TOTAL LIABILITIES..................                  159,577
                                                    ------------
NET ASSETS:............................             $ 44,697,028
                                                    ============
COMPOSITION OF NET ASSETS:
Capital................................             $ 38,538,941
Dividends in excess of accumulated net
  investment income....................                 (312,494)
Accumulated net realized gains from
  investment and foreign currency
  transactions.........................                2,822,693
Unrealized appreciation from
  investments and foreign currency
  transactions.........................                3,647,888
                                                    ------------
NET ASSETS.............................             $ 44,697,028
                                                    ============
Shares Outstanding (par value $0.0001,
  unlimited number of authorized
  shares)..............................                3,828,941
                                                    ============
Net Asset Value and Redemption Price
  per share............................                   $11.67
                                                          ======
Maximum Sales Charge...................                     5.50%
                                                          ------
Maximum Offering Price per share (Net
  Asset Value/(100%-Maximum Sales
  Charge)).............................                   $12.35
                                                          ======

 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Interest..............................               $    31,445
Dividend..............................                   766,610
Foreign tax withholding...............                   (87,661)
                                                     -----------
    TOTAL INVESTMENT INCOME...........                   710,394
EXPENSES:
Investment advisor....................  $  527,053
Administration........................      63,247
Accounting............................      66,332
Custodian.............................      77,800
Other.................................      46,512
                                        ----------
    Total expenses before contractual
      fee reductions..................                   780,944
    Contractual fee reductions........                  (373,153)
                                                     -----------
    NET EXPENSES......................                   407,791
                                                     -----------
NET INVESTMENT INCOME.................                   302,603
                                                     -----------
NET REALIZED/UNREALIZED GAINS FROM
  INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gains from investment and
  foreign currency transactions.......                 2,780,031
Change in unrealized appreciation from
  investments and foreign
  currencies..........................                 2,013,467
                                                     -----------
Net realized/unrealized gains from
  investments and foreign currency
  transactions........................                 4,793,498
                                                     -----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS..........................               $ 5,096,101
                                                     ===========

                       See notes to financial statements.

GOVERNOR FUNDS
INTERNATIONAL EQUITY FUND
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                  FOR THE         FOR THE PERIOD
                                                                YEAR ENDED       FEBRUARY 9, 1999
                                                                 JUNE 30,          TO JUNE 30,
                                                                   2000              1999(a)
                                                                -----------      ----------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................    $   302,603        $   405,453
  Net realized gains from investment and foreign currency
    transactions............................................      2,780,031             68,534
  Change in unrealized appreciation from investments and
    foreign currencies......................................      2,013,467          1,634,421
                                                                -----------        -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............      5,096,101          2,108,408
                                                                -----------        -----------
DIVIDENDS:
  Net investment income.....................................       (535,161)                --
  Net realized gains from investment and foreign currency
    transactions............................................       (511,261)                --
                                                                -----------        -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............     (1,046,422)                --
                                                                -----------        -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................     12,187,174         40,525,924
  Dividends reinvested......................................        408,746                 --
  Cost of shares redeemed...................................    (11,454,151)        (3,128,752)
                                                                -----------        -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........      1,141,769         37,397,172
                                                                -----------        -----------
CHANGE IN NET ASSETS........................................      5,191,448         39,505,580

NET ASSETS:
  Beginning of period.......................................     39,505,580                 --
                                                                -----------        -----------
  End of period.............................................    $44,697,028        $39,505,580
                                                                ===========        ===========
SHARE TRANSACTIONS:
  Issued....................................................      1,078,265          4,030,322
  Reinvested................................................         34,885                 --
  Redeemed..................................................     (1,013,473)          (301,058)
                                                                -----------        -----------
CHANGE IN SHARES............................................         99,677          3,729,264
                                                                ===========        ===========

(a) Period from commencement of operations.

                       See notes to financial statements.

GOVERNOR FUNDS
INTERNATIONAL EQUITY FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                 FOR THE         FOR THE PERIOD
                                                                YEAR ENDED      FEBRUARY 9, 1999
                                                                 JUNE 30,         TO JUNE 30,
                                                                   2000             1999(a)
                                                                ----------      ----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $ 10.59            $ 10.00
                                                                 -------            -------
INVESTMENT ACTIVITIES:
  Net investment income.....................................        0.08               0.11
  Net realized and unrealized gains from investment and
    foreign currency transactions...........................        1.28               0.48
                                                                 -------            -------
  Total from investment activities..........................        1.36               0.59
                                                                 -------            -------
DIVIDENDS:
  Net investment income.....................................       (0.14)                --
  Net realized gains from investment and foreign currency
    transactions............................................       (0.14)                --
                                                                 -------            -------
  Total dividends...........................................       (0.28)                --
                                                                 -------            -------
NET ASSET VALUE, END OF PERIOD..............................     $ 11.67            $ 10.59
                                                                 =======            =======
TOTAL RETURN (EXCLUDES SALES CHARGE)........................       12.87%              5.90%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................     $44,697            $39,506
Ratio of expenses to average net assets.....................        0.97%              0.98%(c)
Ratio of net investment income to average net assets........        0.72%              2.80%(c)
Ratio of expenses to average net assets(d)..................        1.85%              1.86%(c)
Portfolio turnover..........................................          56%                17%

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were voluntarily or contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

 GOVERNOR FUNDS

INTERMEDIATE TERM INCOME FUND

Q. HOW DID THE INTERMEDIATE TERM INCOME FUND PERFORM DURING THE YEAR ENDED JUNE 30, 2000?

 A. The Fund posted a total return of 3.18% (without sales load) during the period, versus a return of 3.42% for the Lipper Intermediate Investment Grade Debt Funds Average(1) and a 4.57% total return for the Lehman Brothers Aggregate Bond Index.

Q. WHAT WERE CONDITIONS LIKE IN THE TAXABLE BOND MARKET DURING THE PERIOD?

 A. The Fed gradually pushed short-term interest rates higher over the course of the year, in an effort to slow the robust growth rate of the economy.

    The U.S. Treasury announced in February that it would buy back long-term Treasuries which would reduce the supply of those issues. The expected lack of supply caused investors to buy long-term Treasuries, which pushed prices up and yields down, causing an inversion in the yield curve.

Q. HOW DID YOU POSITION THE FUND IN THAT ENVIRONMENT?

 A. The Fund's duration for most of the period was slightly shorter than that of the benchmark reflecting a somewhat defensive position for rising interest rate environment. However, we pushed duration out late in the period, as signs emerged that the Fed's six rate hikes were beginning to slow economic growth. The Fund's duration began the period at 4.7 years and finished at
    5.0 years.*

Q. HOW DID YOU ALLOCATE THE FUND'S ASSETS AMONG VARIOUS SECTORS OF THE BOND MARKET?

 A. The Fund's sector weightings were relatively close to those of the benchmark. However, we overweighted asset-backed securities, which outperformed short-term Treasuries and boosted the Fund's total return. A defensive corporate credit position added value when corporate spreads widened and investors reacted to increased corporate leverage.*

Q. WHAT IS YOUR OUTLOOK FOR THE BOND MARKET GOING FORWARD?

 A. Initial data shows that U.S. economic growth has slowed from the remarkably high levels we saw last year; however, it is not yet clear if the current slowdown will continue. We expect the Fed will closely monitor economic data during the quarter, and will more than likely maintain a stable monetary policy for the next few months.

Q. HOW WILL YOU POSITION THE FUND IN THAT ENVIRONMENT?

 A. We will maintain the Fund's duration near that of the index until there are clearer signs about the rate of economic growth and inflation. Given the Treasury markets recent run, we will underweight the sector while maintaining exposure to long treasuries, and overweight short corporate and asset-backed securities.

------------------
(1) The Lipper Intermediate Investment Grade Debt Funds Average is an average of managed funds that seek to invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

  * The Fund's portfolio composition is subject to change.

 GOVERNOR FUNDS

As of June 30, 2000

                         INTERMEDIATE TERM INCOME FUND
                    GROWTH OF $10,000 INVESTMENT COMPARISON

                                                                         SINCE
                                                                1      INCEPTION
AVERAGE ANNUAL TOTAL RETURN                                    YEAR    (12/2/96)
---------------------------                                   ------   ---------
No-Load                                                        3.18%      4.23%
Load++                                                        -1.50%      2.90%

                                                                                                                  THE LIPPER
                                                                                           THE LEHMAN            INTERMEDIATE
                                                                                       BROTHERS AGGREGATE      INVESTMENT GRADE
                                                LOAD++               NO LOAD               BOND INDEX           DEBT FUND AVG.
                                                ----                 -------           ------------------      ----------------
12/2/96                                         9550                  10000                  10000                  10000
6/30/97                                         9684                  10140                  10215                  10188
6/30/98                                        10648                  11149                  11292                  11148
6/30/99                                        10735                  11240                  11648                  11371
6/30/00                                        11076                  11597                  12180                  11760

++ Reflects a 4.50% sales load.

The chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Term Income Fund from 12/2/96 to 6/30/00, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Lehman Brothers Aggregate Bond Index, which is an unmanaged index that is comprised of the following Lehman indices: the Lehman Brothers Government Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The total return set forth may reflect the waiver of a portion of the Fund's investment advisory or administration fees. In such instances, and without waiver of fees, total return would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

GOVERNOR FUNDS                                           SCHEDULE OF INVESTMENTS
INTERMEDIATE TERM INCOME FUND                                      JUNE 30, 2000

 ASSET BACKED SECURITIES - 6.4%
                                       PRINCIPAL
SECURITY DESCRIPTION                    AMOUNT          VALUE
--------------------                  -----------    ------------
BANKS - 1.2%
Mellon Bank Auto Grantor Trust,
  5.46%, 10/17/05...................  $ 2,976,333    $  2,917,848
                                                     ------------
FINANCIAL SERVICES - 5.2%
Copelco Capital Funding Corp.,
  7.12%, 8/18/03....................    3,000,000       3,005,760
Honda Auto Lease Trust, 6.65%,
  7/15/05...........................    5,000,000       4,964,800
Residential Asset Securities Corp.,
  6.11%, 5/25/25....................    5,000,000       4,847,200
                                                     ------------
                                                       12,817,760
                                                     ------------
TOTAL ASSET BACKED SECURITIES (Cost
  $15,807,517)...................................      15,735,608
                                                     ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 6.1%
FINANCIAL SERVICES - 2.0%
Mellon Bank, 6.92%, 3/25/30.........    5,000,000       4,875,105
                                                     ------------
U.S. GOVERNMENT AGENCY - 4.1%
Freddie Mac, 7.50%, 8/15/25, Pool
  # 2228............................   10,000,000      10,049,500
                                                     ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost
  $14,684,382)...................................      14,924,605
                                                     ------------
 CORPORATE OBLIGATIONS - 23.3%
AUTOMOTIVE PARTS - 1.2%
TRW, Inc., 8.75%, 5/15/06...........    3,000,000       3,056,250
                                                     ------------
BANKS - 3.1%
Bank of America Corp., 7.80%,
  2/15/10...........................    2,500,000       2,487,500
Interamerican Development Bank,
  7.00%, 6/16/03....................    5,000,000       5,000,000
                                                     ------------
                                                        7,487,500
                                                     ------------
BROADCASTING/CABLE - 1.1%
Time Warner, Inc., 7.25%,
  10/15/17..........................    3,000,000       2,771,250
                                                     ------------
DATA PROCESSING & REPRODUCTION -
  1.0%
Electronic Data Systems, 7.13%,
  10/15/09..........................    2,500,000       2,431,250
                                                     ------------
FINANCIAL SERVICES - 9.7%
Associates Corporation of North
  America, 6.95%, 11/1/18...........    2,000,000       1,760,000
Chrysler Financial LLC, 6.77%,
  7/19/00(b)........................    5,000,000       4,994,900
Ford Motor Credit Corp., 7.38%,
  10/28/09..........................    4,000,000       3,870,000
General Electric Capital Corp.,
  6.81%, 11/3/03....................    2,000,000       1,977,500
Mellon Bank, 7.50%, 6/15/05.........    3,000,000       2,992,500
Morgan Stanley Dean Witter & Co.,
  7.75%, 6/15/05....................    3,000,000       3,015,000
PP&L Capital Funding, 7.75%,
  4/15/05...........................    5,000,000       4,968,750
                                                     ------------
                                                       23,578,650
                                                     ------------
 CORPORATE OBLIGATIONS, CONTINUED
                                       PRINCIPAL
SECURITY DESCRIPTION                    AMOUNT          VALUE
--------------------                  -----------    ------------
FOOD PRODUCTS & SERVICES - 1.8%
Pepsi Bottling Group, Inc., 7.00%,
  3/1/29............................  $ 5,000,000    $  4,487,500
                                                     ------------
MACHINERY-ELECTRICAL - 2.1%
Emerson Electric Co. 7.88%,
  6/1/05............................    5,000,000       5,137,500
                                                     ------------
TELECOMMUNICATIONS - 3.3%
Bellsouth Capital Funding, 7.75%,
  2/15/10...........................    6,000,000       5,997,084
Lucent Technologies, 6.45%,
  3/15/29...........................    2,500,000       2,209,375
                                                     ------------
                                                        8,206,459
                                                     ------------
TOTAL CORPORATE OBLIGATIONS (Cost $57,505,743)...
                                                       57,156,359
                                                     ------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS - 35.9%
FEDERAL HOME LOAN BANK - 1.6%
6.53%, 6/17/09......................    4,000,000       3,829,960
                                                     ------------
FEDERAL HOME LOAN MORTGAGE
  CORPORATION - 14.4%
7.38%, 5/15/03......................    5,000,000       5,050,000
6.88%, 1/15/05......................    5,000,000       4,969,200
7.63%, 9/9/09.......................    5,000,000       4,906,450
5.50%, 4/1/14.......................       39,723          36,980
7.50%, 9/1/19.......................    9,712,666       9,635,256
7.50%, 7/1/29.......................   10,966,928      10,822,932
                                                     ------------
                                                       35,420,818
                                                     ------------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION - 14.8%
7.00%, 12/1/11, Pool #313224........    5,905,292       5,833,543
8.00%, 10/1/29, Pool #323994........    7,066,020       7,094,354
7.00%, 3/1/30, Pool #253112.........    6,964,315       6,721,957
7.50%, 3/1/30, Pool #533166.........    7,981,980       7,864,885
8.00%, 7/1/30, Pool #253356.........    8,600,000       8,637,969
                                                     ------------
                                                       36,152,708
                                                     ------------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION - 5.1%
7.00%, 7/20/28, Pool #2616..........    5,557,860       5,399,961
6.25%, 10/15/28, Pool #484545.......       14,164          13,243
7.00%, 12/15/28, Pool #426720.......    7,302,349       7,120,374
                                                     ------------
                                                       12,533,578
                                                     ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost
  $88,639,822)...................................      87,937,064
                                                     ------------
 U.S. TREASURY OBLIGATIONS - 27.7%
U.S. TREASURY BONDS - 15.4%
11.63%, 11/15/02....................    9,500,000      10,562,765
10.63%, 8/15/15.....................    4,000,000       5,687,480
7.50%, 11/15/16.....................    3,000,000       3,378,750
8.13%, 8/15/19......................    5,000,000       6,031,250
8.13%, 5/15/21......................   10,000,000      12,175,000
                                                     ------------
                                                       37,835,245
                                                     ------------

                                   Continued

GOVERNOR FUNDS                                           SCHEDULE OF INVESTMENTS
INTERMEDIATE TERM INCOME FUND                                      JUNE 30, 2000

 U.S. TREASURY OBLIGATIONS, CONTINUED
                                        SHARES
                                          OR
                                       PRINCIPAL
SECURITY DESCRIPTION                    AMOUNT          VALUE
--------------------                  -----------    ------------
U.S. TREASURY NOTES - 12.3%
7.88%, 8/15/01......................  $ 5,000,000    $  5,073,400
6.63%, 4/30/02......................    3,000,000       3,007,500
7.25%, 5/15/04......................    5,500,000       5,670,115
7.00%, 7/15/06......................    6,000,000       6,215,580
6.63%, 5/15/07......................    4,000,000       4,082,480
6.13%, 8/15/07......................    3,000,000       2,982,180
6.50%, 2/15/10......................    3,000,000       3,097,410
                                                     ------------
                                                       30,128,665
                                                     ------------
TOTAL U.S. TREASURY OBLIGATIONS (Cost
  $69,163,962)...................................      67,963,910
                                                     ------------

 INVESTMENT COMPANIES - 0.5%
Federated Government Obligation
  Fund..............................        8,313           8,313
Federated Prime Obligation Fund.....    1,175,439       1,175,439
Federated Treasury Fund.............          300             300
Prime Money Market Fund*............          182             182
U.S. Treasury Obligations Money
  Market Fund*......................          936             936
                                                     ------------
TOTAL INVESTMENT COMPANIES
  (Cost $1,185,170)..............................       1,185,170
                                                     ------------
 DAILY SWEEP VEHICLES - 0.0%
SECURITY DESCRIPTION                    SHARES          VALUE
--------------------                  -----------    ------------
Bank of New York Cash Sweep.........          199             199
                                                     ------------
TOTAL DAILY SWEEP VEHICLES (Cost $199)...........             199
                                                     ------------
TOTAL INVESTMENTS (Cost $246,986,795)(a) -
  99.9%..........................................     244,902,915
OTHER ASSETS IN EXCESS OF
  LIABILITIES - 0.1%.............................         258,033
                                                     ------------
NET ASSETS - 100.0%..............................    $245,160,948
                                                     ============

---------------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $55,782. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation......................    $   994,394
   Unrealized depreciation......................     (3,134,056)
                                                    -----------
   Net unrealized depreciation..................    $(2,139,662)
                                                    ===========

(b) Represents a variable rate note. Interest rate disclosed represents current rate at June 30, 2000. Maturity date represents next rate change date.

 * Securities are affiliated investment companies in the Governor Funds.

LLC-Limited Liability Company

                       See notes to financial statements.

GOVERNOR FUNDS
INTERMEDIATE TERM INCOME FUND

 STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2000

ASSETS:
Investments, at value (cost
  $246,985,677).....................                $244,901,797
Investments in affiliates, at value
  (cost $1,118).....................                       1,118
                                                    ------------
    Total Investments...............                 244,902,915
Interest receivable.................                   3,045,035
Dividends receivable................                      12,422
Receivable for investments sold.....                  16,368,722
Deferred organization costs.........                      13,349
Prepaid expenses....................                      14,936
                                                    ------------
    TOTAL ASSETS....................                 264,357,379
LIABILITIES:
Dividends payable...................  $ 1,344,410
Payable for investments purchased...   17,829,873
Payable for capital shares
  redeemed..........................        1,002
Accrued expenses and other
  liabilities:
  Investment advisor................        4,036
  Administration....................        1,547
  Administrative services...........        6,466
  Other.............................        9,097
                                      -----------
    TOTAL LIABILITIES...............                  19,196,431
                                                    ------------
NET ASSETS:.........................                $245,160,948
                                                    ------------
COMPOSITION OF NET ASSETS:
Capital.............................                $269,159,672
Accumulated net investment income...                      53,494
Accumulated net realized losses from
  investment transactions...........                 (21,968,338)
Unrealized depreciation from
  investments.......................                  (2,083,880)
                                                    ------------
NET ASSETS..........................                $245,160,948
                                                    ============
Shares Outstanding (par value
  $0.0001, unlimited number of
  authorized shares)................                  26,715,093
                                                    ============
Net Asset Value and Redemption Price
  per share.........................                       $9.18
                                                           =====
Maximum Sales Charge................                        4.50%
                                                           -----
Maximum Offering Price per share
  (Net Asset Value/(100%-Maximum
  Sales Charge))....................                       $9.61
                                                           =====

 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Interest..............................               $19,322,685
Dividend..............................                   448,903
Dividends from affiliates.............                        56
                                                     -----------
    TOTAL INVESTMENT INCOME...........                19,771,644
EXPENSES:
Investment advisor....................  $1,710,672
Administration........................     427,672
Administrative services...............      90,953
Custodian.............................      41,374
Other.................................     277,198
                                        ----------
    Total expenses before contractual
      fee reductions..................                 2,547,869
    Contractual fee reductions........                  (955,127)
                                                     -----------
    NET EXPENSES......................                 1,592,742
                                                     -----------
NET INVESTMENT INCOME.................                18,178,902
                                                     -----------
NET REALIZED/UNREALIZED GAINS/(LOSSES)
  FROM INVESTMENTS:
Net realized losses from investment
  transactions........................               (15,658,140)
Change in unrealized depreciation from
  investments.........................                 5,792,518
                                                     -----------
Net realized/unrealized losses from
  investments.........................                (9,865,622)
                                                     -----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS..........................               $ 8,313,280
                                                     ===========

                       See notes to financial statements.

GOVERNOR FUNDS
INTERMEDIATE TERM INCOME FUND
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                  FOR THE YEARS ENDED JUNE 30,
                                                                --------------------------------
                                                                    2000               1999
                                                                -------------      -------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................    $  18,178,902      $  17,720,374
  Net realized losses from investment transactions..........      (15,658,140)        (3,585,583)
  Change in unrealized appreciation/depreciation from
    investments.............................................        5,792,518        (12,283,842)
                                                                -------------      -------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............        8,313,280          1,850,949
                                                                -------------      -------------
DIVIDENDS:
  Net investment income.....................................      (18,133,008)       (17,714,534)
  Net realized gains from investment transactions...........               --         (3,274,801)
                                                                -------------      -------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............      (18,133,008)       (20,989,335)
                                                                -------------      -------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................       72,228,909         88,095,203
  Dividends reinvested......................................        5,999,134          2,942,950
  Cost of shares redeemed...................................     (129,227,892)       (41,483,981)
                                                                -------------      -------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........      (50,999,849)        49,554,172
                                                                -------------      -------------
CHANGE IN NET ASSETS........................................      (60,819,577)        30,415,786

NET ASSETS:
  Beginning of period.......................................      305,980,525        275,564,739
                                                                -------------      -------------
  End of period.............................................    $ 245,160,948      $ 305,980,525
                                                                =============      =============
SHARE TRANSACTIONS:
  Issued....................................................        7,800,195          8,809,597
  Reinvested................................................          647,909            296,108
  Redeemed..................................................      (13,960,961)        (4,165,244)
                                                                -------------      -------------
CHANGE IN SHARES............................................       (5,512,857)         4,940,461
                                                                =============      =============

                       See notes to financial statements.

GOVERNOR FUNDS
INTERMEDIATE TERM INCOME FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                                           FOR THE PERIOD
                                                                    FOR THE YEARS ENDED JUNE 30,          DECEMBER 2, 1996
                                                                ------------------------------------        TO JUNE 30,
                                                                  2000          1999          1998            1997(a)
                                                                --------      --------      --------      ----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $   9.49      $  10.10      $   9.77          $  10.00
                                                                --------      --------      --------          --------
INVESTMENT ACTIVITIES:
  Net investment income.....................................        0.60          0.59          0.62              0.36
  Net realized and unrealized gains/(losses) from investment
    transactions............................................       (0.31)        (0.50)         0.33             (0.23)
                                                                --------      --------      --------          --------
  Total from investment activities..........................        0.29          0.09          0.95              0.13
                                                                --------      --------      --------          --------
DIVIDENDS:
  Net investment income.....................................       (0.60)        (0.59)        (0.62)            (0.36)
  Net realized gains from investment transactions...........          --         (0.11)           --                --
                                                                --------      --------      --------          --------
  Total dividends...........................................       (0.60)        (0.70)        (0.62)            (0.36)
                                                                --------      --------      --------          --------
NET ASSET VALUE, END OF PERIOD..............................    $   9.18      $   9.49      $  10.10          $   9.77
                                                                ========      ========      ========          ========
TOTAL RETURN (EXCLUDES SALES CHARGE)........................        3.18%         0.82%         9.95%             1.40%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................    $245,161      $305,981      $275,565          $207,859
Ratio of expenses to average net assets.....................        0.56%         0.56%         0.57%             0.37%(c)
Ratio of net investment income to average net assets........        6.38%         5.97%         6.27%             6.45%(c)
Ratio of expenses to average net assets(d)..................        0.89%         0.98%         0.92%             0.84%(c)
Portfolio turnover..........................................         192%          149%          218%              329%

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were voluntarily or contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

 GOVERNOR FUNDS

LIMITED DURATION GOVERNMENT SECURITIES FUND

Q. HOW DID THE LIMITED DURATION GOVERNMENT SECURITIES FUND PERFORM DURING THE YEAR ENDED JUNE 30, 2000?

 A. The Fund's total return for the period was 4.31% (without sales load), compared to a 4.85% return for the Fund's benchmark the Lehman Brothers 1-3-Year Government Bond Index.

Q. WHAT WERE THE CONDITIONS IN THE FIXED-INCOME MARKETS DURING THE PERIOD?

 A. Yields rose substantially during the period. The yield on the one-year Treasury note rose from 5.05% at the beginning of the period to 6.10% at the end; meanwhile, the yield on the two-year Treasury increased from 5.50% to 6.35%.

    Most of those increases came during the first half of the period, as investors sold bonds due to the Fed's restrictive monetary policy. The Fed raised the federal funds rate six times during the period in an attempt to slow the economy and forestall inflation. Yields peaked in January. The Fed's interest rate hikes appeared to be slowing the economy in the latter half of the period, and yields subsequently fell as investors anticipated a less-restrictive monetary policy going forward.

Q. HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We kept the duration of the Fund's portfolio somewhat shorter than that of its benchmark. The Fund's duration began the period at 1.5 years and ended the period at 1.0 years. This strategy provided the Fund with good liquidity, which allowed us to take advantage of opportunities as they developed. For example, we found some very attractive opportunities among five-year bonds, and the Fund's strong liquidity allowed us to capitalize on that opportunity before many other funds.

Q. WHAT SECTORS OF THE GOVERNMENT FIXED-INCOME MARKETS DID YOU FOCUS ON DURING THE PERIOD?

 A. We maintained an overweighted position in Treasury securities to increase the liquidity of the Fund's assets. The Fund held 36.6% of its net assets in Treasuries and 23.7% in agency securities. Our strategy gave us the flexibility to invest as soon as we saw opportunities. We felt that such flexibility was important, given the uncertainty about Fed action and the direction of interest rates during the period.*

    Our focus on Treasuries also helped the Fund avoid the political risk which was associated with government agency-backed securities during the period. This risk stemmed from discussions in Congress regarding the removal of some privileges enjoyed by Fannie Mae and Freddie Mac, which issue agency securities.*

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE BOND MARKETS?

 A. We expect to see economic growth slow due to the Fed's rate hikes. Therefore, we believe investors will likely temper their expectations for inflation, and the Fed will closely monitor economic data before raising rates again. This said, the recent data about the future of the economy and inflation is unclear, so we could see another rate hike. The short-term bond markets are likely to react to any data which could influence Fed action.

Q. HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We will maintain the Fund's relatively short duration to provide strong liquidity, which will allow us to seize investment opportunities as they develop. We may change our tactics quickly, however, if we see data that indicates shifts in the economy or the financial marketplace.

------------------
* The Fund's portfolio composition is subject to change.

 GOVERNOR FUNDS

As of June 30, 2000

                  LIMITED DURATION GOVERNMENT SECURITIES FUND
                    GROWTH OF $10,000 INVESTMENT COMPARISON

                                                                         SINCE
                                                                1      INCEPTION
AVERAGE ANNUAL TOTAL RETURN(+)                                 YEAR    (10/31/95)
----------------------------                                  ------   ----------
No-Load                                                        4.31%      4.75%
Load++                                                         1.22%      4.06%

                                                                                                         THE LEHMAN BROTHERS 1-3
                                                          LOAD++                     NO LOAD              YEAR GOV. BOND INDEX
                                                          ----                       -------             -----------------------
10/31/95                                                   9700                       10000                       10000
6/30/96                                                    9989                       10303                       10307
6/30/97                                                   10504                       10834                       10987
6/30/98                                                   11070                       11418                       11730
6/30/99                                                   11540                       11903                       12333
6/30/00                                                   12038                       12416                       12931

++ Reflects a 3.00% sales load.

The chart represents historical performance of a hypothetical investment of $10,000 in the Limited Duration Government Securities Fund from 10/31/95 to 6/30/00, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Lehman Brothers 1-3-Year Government Bond Index, which is an unmanaged index comprised of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(+) The quoted performance of the Limited Duration Government Securities Fund includes performance of certain collective trust fund ("commingled") accounts advised by Martindale Andres & Company, LLC, for periods dating back to 10/31/95 and prior to the Limited Duration Government Securities Fund's commencement of operations on 7/1/97, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected.

The total return set forth may reflect the waiver of a portion of the Fund's investment advisory or administration fees. In such instances, and without waiver of fees, total return would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

GOVERNOR FUNDS                                 SCHEDULE OF PORTFOLIO INVESTMENTS
LIMITED DURATION GOVERNMENT SECURITIES FUND                        JUNE 30, 2000

 CORPORATE OBLIGATIONS - 15.0%
                                        PRINCIPAL
SECURITY DESCRIPTION                     AMOUNT          VALUE
--------------------                   -----------    -----------
FINANCIAL SERVICES - 1.4%
Private Export Funding Co., 8.40%,
  7/31/01............................  $ 1,000,000    $ 1,015,000
                                                      -----------
U.S. GOVERNMENT AGENCY - 13.6%
Fannie Mae, 6.18%, 3/15/01...........   10,000,000      9,955,730
                                                      -----------
TOTAL CORPORATE OBLIGATIONS (Cost $11,030,342)....
                                                       10,970,730
                                                      -----------
 U.S. GOVERNMENT AGENCY OBLIGATIONS - 23.7%
FEDERAL HOME LOAN BANK - 20.2%
6.43%, 7/14/00*......................   10,000,000      9,980,000
5.13%, 9/15/03.......................    5,000,000      4,739,300
                                                      -----------
                                                       14,719,300
                                                      -----------
FEDERAL HOME LOAN MORTGAGE
  CORPORATION - 2.3%
9.00%, 4/1/16, Pool #B70012..........    1,640,195      1,703,228
                                                      -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  - 0.0%
10.00%, 10/1/00, Pool #19294.........            2              2
                                                      -----------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION - 1.2%
8.50%, 2/15/17, Pool #203632.........       90,318         93,169
8.50%, 4/15/17, Pool #189291.........       27,947         28,838
8.50%, 7/15/21, Pool #306066.........      173,314        179,108
8.50%, 7/15/21, Pool #307983.........      273,645        282,793
8.50%, 1/15/23, Pool #341948.........      287,882        297,506
                                                      -----------
                                                          881,414
                                                      -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost
  $17,372,154)....................................     17,303,944
                                                      -----------
 U.S. TREASURY OBLIGATIONS - 36.6%
U.S. TREASURY BILLS - 13.3%
5.99%, 12/28/00*.....................   10,000,000      9,701,601
                                                      -----------
U.S. TREASURY NOTES - 23.3%
7.50%, 11/15/01......................   10,000,000     10,128,100
5.88%, 11/15/04......................    5,000,000      4,921,950
6.75%, 5/15/05.......................    2,000,000      2,046,860
                                                      -----------
                                                       17,096,910
                                                      -----------
TOTAL U.S. TREASURY OBLIGATIONS (Cost
  $27,220,642)....................................     26,798,511
                                                      -----------
 REPURCHASE AGREEMENTS - 24.0%
                                         SHARES
                                           OR
                                        PRINCIPAL
SECURITY DESCRIPTION                     AMOUNT          VALUE
--------------------                   -----------    -----------
Lehman Brothers, 6.58% due 7/3/00,
  with a maturity value of
  $12,570,889 (collateralized by
  $319,050,000 GNMA 1.76%-1.96%,
  9/16/25 - 1/16/28, total market
  value $12,808,686).................  $12,564,000    $12,564,000
Merrill Lynch Securities, Inc., 6.45%
  due 7/3/00, with a maturity value
  of $5,003,688 (collateralized by
  $200,000 International Bank
  Reconnaissance & Development 8.13%,
  3/1/01, and $4,920,000 Tennessee
  Valley Authority 6.00%, 9/24/02,
  total market value of
  $5,103,957)........................    5,001,000      5,001,000
                                                      -----------
TOTAL REPURCHASE AGREEMENTS (Cost $17,565,000)....
                                                       17,565,000
                                                      -----------
 INVESTMENT COMPANIES - 0.6%
Federated Government Obligation
  Fund...............................      426,368        426,368
                                                      -----------
TOTAL INVESTMENT COMPANIES (Cost $426,368)........        426,368
                                                      -----------
TOTAL INVESTMENTS (Cost $73,614,506)(a) - 99.9%...
                                                       73,064,553
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%......
                                                           75,752
                                                      -----------
NET ASSETS - 100.0%...............................    $73,140,305
                                                      ===========

------------------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $5,781. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation......................  $     39,628
    Unrealized depreciation......................      (595,362)
                                                   ------------
    Net unrealized depreciation..................  $   (555,734)
                                                   ============

 * Rate disclosed represents effective yield at June 30, 2000.

GNMA --Government National Mortgage Association

                       See notes to financial statements.

GOVERNOR FUNDS
LIMITED DURATION GOVERNMENT SECURITIES FUND

 STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2000

ASSETS:
Investments, at value (cost
  $56,049,506)..........................             $55,499,553
Repurchase agreements...................              17,565,000
                                                     -----------
    Total Investments...................              73,064,553
Cash....................................                     105
Interest receivable.....................                 464,735
Dividends receivable....................                   2,016
Deferred organization costs.............                   3,429
Prepaid expenses........................                   3,177
                                                     -----------
    TOTAL ASSETS........................              73,538,015
LIABILITIES:
Dividends payable.......................  $364,038
Accrued expenses and other liabilities:
  Investment advisor....................     1,201
  Administration........................       461
  Other.................................    32,010
                                          --------
    TOTAL LIABILITIES...................                 397,710
                                                     -----------
NET ASSETS:.............................             $73,140,305
                                                     ===========
COMPOSITION OF NET ASSETS:
Capital.................................             $74,711,120
Accumulated net investment income.......                  12,406
Accumulated net realized losses from
  investment transactions...............              (1,033,268)
Unrealized depreciation from
  investments...........................                (549,953)
                                                     -----------
NET ASSETS..............................             $73,140,305
                                                     ===========
Shares Outstanding (par value $0.0001,
  unlimited number of authorized
  shares)...............................               7,544,196
                                                     ===========
Net Asset Value and Redemption Price per
  share.................................                   $9.69
                                                           =====
Maximum Sales Charge....................                    3.00%
                                                           -----
Maximum Offering Price per share (Net
  Asset Value/(100%-Maximum Sales
  Charge))..............................                   $9.99
                                                           =====

 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Interest.................................             $3,659,731
Dividend.................................                 19,276
                                                      ----------
    TOTAL INVESTMENT INCOME..............              3,679,007
EXPENSES:
Investment advisor.......................  $345,946
Administration...........................    86,487
Accounting...............................    32,883
Custodian................................    23,072
Other....................................    56,347
                                           --------
    Total expenses before contractual fee
      reductions.........................                544,735
    Contractual fee reductions...........               (193,153)
                                                      ----------
    NET EXPENSES.........................                351,582
                                                      ----------
NET INVESTMENT INCOME....................              3,327,425
                                                      ----------
NET REALIZED/UNREALIZED LOSSES FROM
  INVESTMENTS:
Net realized losses from investment
  transactions...........................               (409,559)
Change in unrealized depreciation from
  investments............................               (321,773)
                                                      ----------
Net realized/unrealized losses from
  investments............................               (731,332)
                                                      ----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS.............................             $2,596,093
                                                      ==========

                       See notes to financial statements.

GOVERNOR FUNDS
LIMITED DURATION GOVERNMENT SECURITIES FUND
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FOR THE YEARS ENDED
                                                                           JUNE 30,
                                                                ------------------------------
                                                                    2000              1999
                                                                ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................    $  3,327,425      $  2,291,433
  Net realized losses from investment transactions..........        (409,559)         (623,703)
  Change in unrealized depreciation from investments........        (321,773)         (150,654)
                                                                ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............       2,596,093         1,517,076
                                                                ------------      ------------
DIVIDENDS:
  Net investment income.....................................      (3,314,951)       (2,296,318)
  Net realized gains from investment transactions...........              --           (13,860)
                                                                ------------      ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............      (3,314,951)       (2,310,178)
                                                                ------------      ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................      40,570,589        37,267,026
  Dividends reinvested......................................         442,532           149,304
  Cost of shares redeemed...................................     (19,194,805)      (13,942,370)
                                                                ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........      21,818,316        23,473,960
                                                                ------------      ------------
CHANGE IN NET ASSETS........................................      21,099,458        22,680,858

NET ASSETS:
  Beginning of period.......................................      52,040,847        29,359,989
                                                                ------------      ------------
  End of period.............................................    $ 73,140,305      $ 52,040,847
                                                                ============      ============
SHARE TRANSACTIONS:
  Issued....................................................       4,176,016         3,734,444
  Reinvested................................................          45,576            15,031
  Redeemed..................................................      (1,972,643)       (1,400,696)
                                                                ------------      ------------
CHANGE IN SHARES............................................       2,248,949         2,348,779
                                                                ============      ============

                       See notes to financial statements.

GOVERNOR FUNDS
LIMITED DURATION GOVERNMENT SECURITIES FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                   FOR THE YEARS
                                                                       ENDED              FOR THE PERIOD
                                                                      JUNE 30,             JULY 1, 1997
                                                                --------------------       TO JUNE 30,
                                                                 2000         1999           1998(a)
                                                                -------      -------      --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $  9.83      $  9.96         $ 10.00
                                                                -------      -------         -------
INVESTMENT ACTIVITIES:
  Net investment income.....................................       0.55         0.54            0.56
  Net realized and unrealized losses from investment
    transactions............................................      (0.14)       (0.13)          (0.04)
                                                                -------      -------         -------
  Total from investment activities..........................       0.41         0.41            0.52
                                                                -------      -------         -------
DIVIDENDS:
  Net investment income.....................................      (0.55)       (0.54)          (0.56)
  Net realized gains from investment transactions...........         --        (0.00)*         (0.00)*
                                                                -------      -------         -------
  Total dividends...........................................      (0.55)       (0.54)          (0.56)
                                                                -------      -------         -------
NET ASSET VALUE, END OF PERIOD..............................    $  9.69      $  9.83         $  9.96
                                                                =======      =======         =======
TOTAL RETURN (EXCLUDES SALES CHARGE)........................       4.31%        4.25%           5.39%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................    $73,140      $52,041         $29,360
Ratio of expenses to average net assets.....................       0.61%        0.59%           0.65%(c)
Ratio of net investment income to average net assets........       5.77%        5.51%           5.58%(c)
Ratio of expenses to average net assets(d)..................       0.94%        1.03%           1.18%(c)
Portfolio turnover..........................................        237%         519%            482%

 * Less than $0.005 per share.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were voluntarily or contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

 GOVERNOR FUNDS

PENNSYLVANIA MUNICIPAL BOND FUND(+)

Q. HOW DID THE PENNSYLVANIA MUNICIPAL BOND FUND PERFORM DURING THE YEAR ENDED JUNE 30, 2000?

 A. The Fund's total return for the period was 1.96% (without sales load) versus a return of 1.86% for the Lipper Pennsylvania Intermediate Municipal Debt Funds Average(1) and a return of 3.86% for the Lehman Brothers Pennsylvania 1-12-Year Municipal Bond Index.

Q. WHAT WERE THE CONDITIONS IN THE PENNSYLVANIA MUNICIPAL BOND MARKET DURING THE PERIOD?

 A. Interest rates on Pennsylvania municipal bonds rose during the first half of the period, especially near the end of 1999 as investors sold municipal issues to offset capital gains realized in the stock market. As the new year began limited new issuance created a lack of supply and supported bond prices.

Q. HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We maintained an intermediate term duration near 5.5 years during most of the period. We continue to emphasize distribution yield in this Fund.*

    The Fund's tax-exempt income distribution yield at the end of the period was 4.95%, 0.65% higher than a year ago. We believe we were successful in implementing several swaps to improve the structure and distribution yield of the Fund, while maintaining a solid credit profile.*

Q. WHAT IS YOUR OUTLOOK FOR THE PENNSYLVANIA MUNICIPAL BOND MARKET GOING FORWARD, AND HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We believe municipal bonds will perform well going forward. Supply will likely remain tight with retail demand still strong.

    In this environment, we will continue to manage the Fund with an intermediate term duration, focusing on opportunities to enhance yield without diminishing the high quality of the portfolio. As always, we will maintain a well-diversified portfolio in an attempt to help minimize credit risk to our shareholders.*

------------------
(+) Regional funds may be subject to additional risk, since the issuers they invest in are located in one geographical location. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
(1) Lipper Pennsylvania Intermediate Municipal Debt Fund Average is comprised of managed funds that seek to invest at least 65% of their assets in municipal debt issues that are exempt from taxation in Pennsylvania, with dollar-weighted average maturities of five to ten years. Investors cannot invest directly in an index, although they can invest in its underlying securities.
  * The Fund's portfolio composition is subject to change.

 GOVERNOR FUNDS

As of June 30, 2000

                        PENNSYLVANIA MUNICIPAL BOND FUND
                    GROWTH OF $10,000 INVESTMENT COMPARISON

                                                                         SINCE
                                                                1      INCEPTION
AVERAGE ANNUAL TOTAL RETURN                                    YEAR    (10/1/96)
---------------------------                                   ------   ---------
No-Load                                                        1.96%      3.67%
Load++                                                        -2.59%      2.40%

                                                                                           THE LEHMAN
                                                                                      BROTHERS PENN. 1-12-     THE LIPPER PENN.
                                                                                         YEAR MUN. BOND        INTER. MUN. DEBT
                                                LOAD++               NO LOAD                 INDEX              FUNDS AVERAGE
                                                ----                 -------          --------------------     ----------------
10/1/96                                         9550                  10000                  10000                  10000
6/30/97                                         9931                  10398                  10559                  10527
6/30/98                                        10516                  11011                  11382                  11390
6/30/99                                        10720                  11224                  11735                  11535
6/30/00                                        10930                  11444                  12188                  11750

++ Reflects a 4.50% sales load.

The chart represents historical performance of a hypothetical investment of $10,000 in the Pennsylvania Municipal Bond Fund from 10/1/96 to 6/30/00, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Lehman Brothers Pennsylvania 1-12-Year Municipal Bond Index, which is an unmanaged index that consists of bonds issued within the Commonwealth of Pennsylvania with a dated maturity of 1/1/91 or later. Included are nominal maturities of 1-12 years with an issue size of $50 million and greater, and maturity sizes of $3 million or more. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The total return set forth may reflect the waiver of a portion of the Fund's investment advisory, fund accounting or administration fees. In such instances, and without waiver of fees, total return would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

GOVERNOR FUNDS                                 SCHEDULE OF PORTFOLIO INVESTMENTS
PENNSYLVANIA MUNICIPAL BOND FUND                                   JUNE 30, 2000

 MUNICIPAL BONDS - 94.5%
                                                               PRINCIPAL
SECURITY DESCRIPTION                                            AMOUNT          VALUE
--------------------                                          -----------    -----------
PENNSYLVANIA - 94.5%
Allegheny County, Pennsylvania Airport Revenue, AMT, 5.75%,
  1/1/06....................................................  $ 1,450,000    $ 1,497,125
Allegheny County, Pennsylvania Airport Revenue, AMT, 5.75%,
  1/1/10....................................................    2,000,000      2,067,500
Allegheny County, Pennsylvania Port Authority Special
  Revenue (MBIA Insured), 6.00%, 3/1/24, Callable 3/1/09 @
  101.......................................................    2,500,000      2,540,625
Beaver County, Pennsylvania Industrial Development Authority
  Pollution Control Revenue (FGIC Insured), 7.00%, 6/1/21,
  Callable 6/1/01 @ 102.....................................    2,675,000      2,779,887
Belle Vernon Pennsylvania Area School District (FGIC
  Insured), 6.00%, 4/1/21, Callable 4/1/09 @ 100............    1,210,000      1,223,613
Berks County, Pennsylvania Municipal Authority Revenue (FGIC
  Insured), 7.10%, 5/15/22, Prerefunded 5/15/04 @ 100.......    1,330,000      1,438,063
Bethlehem, Pennsylvania Area School District, Series A
  (AMBAC Insured), 6.50%, 9/1/00............................    1,000,000      1,003,110
Bethlehem, Pennsylvania Water Authority, Series A (MBIA
  Insured), 6.30%, 11/15/15, Prerefunded 11/15/02 @ 100.....    2,065,000      2,139,856
Blair County, Pennsylvania Convention & Sports Facilities
  Authority Revenue (FSA Insured), 4.90%, 5/1/03............    2,000,000      2,005,000
Central Dauphin, Pennsylvania School District, 6.00%,
  6/1/01....................................................    1,900,000      1,927,360
Charleroi, Pennsylvania Area School Authority, Series C
  (FGIC Insured), 5.75%, 10/1/14, Callable 10/1/09 @ 100....    1,070,000      1,091,400
Charleroi, Pennsylvania Area School Authority, Series C
  (FGIC Insured), 6.00%, 10/1/17, Callable 10/1/09 @ 100....    1,330,000      1,364,913
College Township, Pennsylvania Water Authority Water Revenue
  (Asset Guaranty Insured), 6.20%, 1/1/24,
  Callable 1/1/07 @ 100.....................................    1,880,000      1,896,450
College Township, Pennsylvania Water Authority Water Revenue
  (Asset Guaranty Insured), 6.13%, 1/1/29,
  Callable 1/1/07 @ 100.....................................    1,000,000      1,001,250
Dauphin County, Pennsylvania General Authority Health Center
  (AMBAC Insured), 5.22%, 6/1/26............................    2,000,000      2,000,000
Hempfield, Pennsylvania School District, Lancaster County
  (FGIC Insured), 6.40%, 8/15/05,
  Prerefunded 8/15/02 @ 100.................................    1,000,000      1,032,500
Indiana County, Pennsylvania Industrial Development
  Authority Revenue Student Cooperation Association, Series
  A (AMBAC Insured), 5.88%, 11/1/29, Callable 11/1/06 @
  100.......................................................    1,800,000      1,779,750
Lancaster County, Pennsylvania GO, Series A (FGIC Insured),
  5.60%, 5/1/12, Callable 5/1/10 @ 100......................    2,000,000      2,047,500
Montgomery County, Pennsylvania Higher Education & Health
  Authority Revenue (Connie Lee Insured), 6.50%, 12/15/22,
  Callable 12/15/02 @ 102...................................    3,000,000      3,119,999
Northampton County, Pennsylvania Higher Education Authority
  Revenue, Lehigh University, 6.00%, 9/1/01.................    1,000,000      1,016,250
Pennsylvania Housing Financial Agency, AMT, 5.85%, 4/1/17,
  Callable 4/1/07 @ 101.50..................................    1,410,000      1,392,375
Pennsylvania Housing Financial Agency, AMT (FHA/VA Insured),
  6.15%, 10/1/20, Callable 4/1/10 @ 100.....................    1,115,000      1,123,363
Pennsylvania Housing Financial Agency, AMT, 6.10%, 4/1/21,
  Callable 10/1/09 @ 100....................................    2,000,000      1,997,500
Pennsylvania Housing Financial Agency, AMT, 5.50%, 4/1/29,
  Callable 10/1/07 @ 101....................................    2,000,000      1,830,000
Pennsylvania Intergovernmental Cooperation Authority Special
  Tax Revenue (FGIC Insured), 5.50%, 6/15/11, Callable
  6/15/06 @ 100.............................................    3,300,000      3,349,499
Pennsylvania State Certificate Participation, Series A
  (AMBAC Insured), 5.10%, 7/1/04, Callable 7/1/03 @ 102.....    1,500,000      1,511,250
Pennsylvania State Certificate Participation, Series A
  (AMBAC Insured), 5.00%, 7/1/15, Callable 7/1/03 @ 102.....    2,000,000      1,880,000
Pennsylvania State First Series, 5.75%, 1/15/09.............    2,750,000      2,887,500
Pennsylvania State First Series, 6.00%, 1/15/18, Callable
  1/15/10 @ 101.............................................    3,000,000      3,086,250
Pennsylvania State Higher Education Assistance Agency,
  Student Loan Revenue,
  Series A (FGIC Insured), 6.80%, 12/1/00...................    1,375,000      1,387,898
Pennsylvania State Higher Education Facilities Authority
  College & Universities Revenue, Duquesne University,
  Series A (MBIA Insured), 7.00%, 4/1/10, Callable 4/1/01 @
  100.......................................................    2,000,000      2,035,620
Pennsylvania State Higher Education Facilities Authority
  Revenue, Thomas Jefferson University,
  Series A, 5.90%, 8/15/00..................................    1,425,000      1,427,152
Pennsylvania State Turnpike Commission Turnpike Revenue,
  Series L (AMBAC Insured), 6.35%, 6/1/02, Callable 6/1/01 @
  102.......................................................    1,500,000      1,545,000
Pennsylvania State Turnpike Commission Turnpike Revenue,
  Series J (FGIC Insured), 6.40%, 12/1/00...................    1,000,000      1,008,010
Philadelphia, Pennsylvania Airport Revenue, Series A, 6.10%,
  6/15/25, Callable 6/15/05 @ 102...........................    1,250,000      1,265,625

                                   Continued

GOVERNOR FUNDS                                 SCHEDULE OF PORTFOLIO INVESTMENTS
PENNSYLVANIA MUNICIPAL BOND FUND                                   JUNE 30, 2000

 MUNICIPAL BONDS, CONTINUED
                                                               SHARES OR
                                                               PRINCIPAL
SECURITY DESCRIPTION                                            AMOUNT          VALUE
--------------------                                          -----------    -----------
PENNSYLVANIA, CONTINUED
Philadelphia, Pennsylvania Gas Works Revenue, 14th Series
  (FSA Insured), 5.50%, 7/1/04..............................  $ 1,000,000    $ 1,023,750
Philadelphia, Pennsylvania Hospitals & Higher Education
  Facilities Authority Revenue, Series A, 5.00%, 5/15/11,
  Callable 5/15/08 @ 101....................................    1,000,000        927,500
Philadelphia, Pennsylvania Hospitals & Higher Education
  Facilities Authority, Children's Hospital, Series A,
  6.50%, 2/15/21, Prerefunded 2/15/02 @ 102.................    1,000,000      1,047,500
Philadelphia, Pennsylvania School District Series A, 5.00%,
  4/1/07....................................................    1,000,000      1,001,250
Philadelphia, Pennsylvania School District, Series B (AMBAC
  Insured), 5.50%, 9/1/15, Prerefunded 9/1/05 @ 102.........    1,520,000      1,592,200
Philadelphia, Pennsylvania Water & Wastewater Revenue,
  Series A (AMBAC Insured), 5.00%, 8/1/13, Callable 8/1/07 @
  102.......................................................    3,500,000      3,373,124
Philadelphia, Pennsylvania Water & Wastewater Revenue (FSA
  Insured), 5.50%, 6/15/15, Callable 6/15/03 @ 102..........    1,575,000      1,575,000
Philadelphia, Pennsylvania Water & Wastewater Revenue (MBIA
  Insured), 5.63%, 6/15/09..................................    1,900,000      1,976,000
Philadelphia, Pennsylvania Water & Wastewater Revenue (MBIA
  Insured), 6.25%, 8/1/02...................................    1,000,000      1,030,000
Radnor Township, Pennsylvania School District (State Aid
  Withholding Insured), 5.75%, 3/15/19, Callable 3/15/07 @
  100.......................................................    2,500,000      2,496,875
Radnor Township Pennsylvania School District (State Aid
  Withholding Insured), 5.75%, 3/15/26, Callable 3/15/07 @
  100.......................................................    1,200,000      1,177,500
Sayre, Pennsylvania Health Care Facilities Authority
  Revenue, Series A (AMBAC Insured), 6.60%, 3/1/01..........    1,700,000      1,722,576
State Public School Building Authority Pennsylvania College
  Revenue, Butler County Community College (AMBAC Insured),
  5.95%, 7/15/20, Callable 7/15/10 @ 100....................    2,335,000      2,370,025
State Public School Building Authority Pennsylvania School
  Revenue, School District of York, Series A (FGIC Insured),
  4.85%, 2/15/16, Callable 2/15/08 @ 100....................    1,820,000      1,653,925
York County, Pennsylvania Industrial Development Authority
  Industrial Development Revenue, 6.25%, 7/1/02.............    1,850,000      1,887,000
                                                                             -----------
TOTAL MUNICIPAL BONDS (Cost $86,869,307).................................     87,553,418
                                                                             -----------

 INVESTMENT COMPANIES - 4.4%
Federated Pennsylvania Municipal Cash Fund..................    4,094,075      4,094,075
Federated Pennsylvania Municipal Cash Trust Service
  Shares....................................................            2              2
                                                                             -----------
TOTAL INVESTMENT COMPANIES (Cost $4,094,077).............................      4,094,077
                                                                             -----------
 DAILY SWEEP VEHICLES - 0.0%
Bank of New York Cash Sweep.................................           25             25
                                                                             -----------
TOTAL DAILY SWEEP VEHICLES (Cost $25)....................................             25
                                                                             -----------
TOTAL INVESTMENTS (Cost $90,963,409)(a) - 98.9%..........................     91,647,520
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%.............................      1,016,833
                                                                             -----------
NET ASSETS - 100.0%......................................................    $92,664,353
                                                                             ===========

------------------

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation..................................  $ 958,898
   Unrealized depreciation..................................   (274,787)
                                                              ---------
   Net unrealized appreciation..............................  $ 684,111
                                                              =========

AMBAC   --AMBAC Indemnity Corp.
AMT     --Alternative Minimum Tax Paper
FGIC    --Financial Guaranty Insurance Corp.
FHA/VA  --Federal Housing Administration/Veterans Administration
FSA     --Financial Security Assurance Corp.
GO      --General Obligation
MBIA    --Municipal Bond Insurance Assoc.

                       See notes to financial statements.

GOVERNOR FUNDS
PENNSYLVANIA MUNICIPAL BOND FUND

 STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2000

ASSETS:
Investments, at value (cost
  $90,963,409).......................               $ 91,647,520
Interest receivable..................                  1,367,578
Dividends receivable.................                     11,283
Deferred organization costs..........                      6,132
Prepaid expenses.....................                      5,160
                                                    ------------
    TOTAL ASSETS.....................                 93,037,673
LIABILITIES:
Dividends payable....................  $  355,794
Payable for capital shares
  redeemed...........................         175
Accrued expenses and other
  liabilities:
  Investment advisor.................       1,531
  Administration.....................         586
  Administrative services............       2,458
  Other..............................      12,776
                                       ----------
    TOTAL LIABILITIES................                    373,320
                                                    ------------
NET ASSETS:..........................               $ 92,664,353
                                                    ============
COMPOSITION OF NET ASSETS:
Capital..............................               $ 96,835,671
Accumulated net investment income....                     12,321
Accumulated net realized losses from
  investment transactions............                 (4,867,750)
Unrealized appreciation from
  investments........................                    684,111
                                                    ------------
NET ASSETS...........................               $ 92,664,353
                                                    ============
Shares Outstanding (par value
  $0.0001, unlimited number of
  authorized shares).................                  9,488,852
                                                    ============
Net Asset Value and Redemption Price
  per share..........................                      $9.77
                                                          ======
Maximum Sales Charge.................                       4.50%
                                                          ------
Maximum Offering Price per share (Net
  Asset Value/(100%-Maximum Sales
  Charge))...........................                     $10.23
                                                          ======

 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Interest..............................               $ 5,024,034
Dividend..............................                   153,288
                                                     -----------
    TOTAL INVESTMENT INCOME...........                 5,177,322
EXPENSES:
Investment advisor....................  $  600,219
Administration........................     150,056
Administrative services...............      32,410
Custodian.............................      17,689
Other.................................     130,610
                                        ----------
    Total expenses before voluntary
      and contractual fee
      reductions......................                   930,984
    Voluntary and contractual fee
      reductions......................                  (340,111)
                                                     -----------
    NET EXPENSES......................                   590,873
                                                     -----------
NET INVESTMENT INCOME.................                 4,586,449
                                                     -----------
NET REALIZED/UNREALIZED GAINS/(LOSSES)
  FROM INVESTMENTS:
Net realized losses from investment
  transactions........................                (4,867,666)
Change in unrealized depreciation from
  investments.........................                 2,135,942
                                                     -----------
Net realized/unrealized losses from
  investments.........................                (2,731,724)
                                                     -----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS..........................               $ 1,854,725
                                                     ===========

                       See notes to financial statements.

GOVERNOR FUNDS
PENNSYLVANIA MUNICIPAL BOND FUND
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE YEARS ENDED JUNE 30,
                                                                ------------------------------
                                                                    2000              1999
                                                                ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................    $  4,586,449      $  5,125,738
  Net realized gains/(losses) from investment
    transactions............................................      (4,867,666)          472,648
  Change in unrealized appreciation/depreciation from
    investments.............................................       2,135,942        (3,417,082)
                                                                ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............       1,854,725         2,181,304
                                                                ------------      ------------
DIVIDENDS:
  Net investment income.....................................      (4,574,099)       (5,259,960)
  Net realized gains from investment transactions...........         (88,712)         (735,831)
                                                                ------------      ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............      (4,662,811)       (5,995,791)
                                                                ------------      ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................      42,044,692        31,772,680
  Dividends reinvested......................................         176,708           117,634
  Cost of shares redeemed...................................     (58,641,802)      (34,868,136)
                                                                ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........     (16,420,402)       (2,977,822)
                                                                ------------      ------------
CHANGE IN NET ASSETS........................................     (19,228,488)       (6,792,309)

NET ASSETS:
  Beginning of period.......................................     111,892,841       118,685,150
                                                                ------------      ------------
  End of period.............................................    $ 92,664,353      $111,892,841
                                                                ============      ============
SHARE TRANSACTIONS:
  Issued....................................................       4,329,280         3,054,131
  Reinvested................................................          18,000            11,314
  Redeemed..................................................      (5,992,222)       (3,354,136)
                                                                ------------      ------------
CHANGE IN SHARES............................................      (1,644,942)         (288,691)
                                                                ============      ============

                       See notes to financial statements.

GOVERNOR FUNDS
PENNSYLVANIA MUNICIPAL BOND FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                                          FOR THE PERIOD
                                                                   FOR THE YEARS ENDED JUNE 30,          OCTOBER 1, 1996
                                                                -----------------------------------        TO JUNE 30,
                                                                 2000          1999          1998            1997(a)
                                                                -------      --------      --------      ----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 10.05      $  10.39      $  10.29          $  10.21
                                                                -------      --------      --------          --------
INVESTMENT ACTIVITIES:
  Net investment income.....................................       0.46          0.47          0.49              0.34
  Net realized and unrealized gains/(losses) from investment
    transactions............................................      (0.27)        (0.26)         0.11              0.06
                                                                -------      --------      --------          --------
  Total from investment activities..........................       0.19          0.21          0.60              0.40
                                                                -------      --------      --------          --------
DIVIDENDS:
  Net investment income.....................................      (0.46)        (0.48)        (0.50)            (0.32)
  Net realized gains from investment transactions...........      (0.01)        (0.07)           --             (0.00)*
                                                                -------      --------      --------          --------
  Total dividends...........................................      (0.47)        (0.55)        (0.50)            (0.32)
                                                                -------      --------      --------          --------
NET ASSET VALUE, END OF PERIOD..............................    $  9.77      $  10.05      $  10.39          $  10.29
                                                                =======      ========      ========          ========
TOTAL RETURN (EXCLUDES SALES CHARGE)........................       1.96%         1.94%         5.89%             3.98%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................    $92,664      $111,893      $118,685          $123,194
Ratio of expenses to average net assets.....................       0.59%         0.59%         0.58%             0.37%(c)
Ratio of net investment income to average net assets........       4.59%         4.45%         4.65%             4.46%(c)
Ratio of expenses to average net assets(d)..................       0.93%         1.00%         0.92%             0.86%(c)
Portfolio turnover..........................................         96%           90%           62%               98%

 * Less than $0.005 per share.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were voluntarily or contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

 GOVERNOR FUNDS

LIFESTYLE CONSERVATIVE GROWTH FUND

Q. HOW DID THE LIFESTYLE CONSERVATIVE GROWTH FUND PERFORM DURING THE YEAR ENDED JUNE 30, 2000?

 A. The Lifestyle Conservative Fund posted a total return of 4.94% (without sales load) during the period. The Fund invests a large percentage of its assets in bonds, which dampened the Fund's performance as bonds performed relatively poorly during the period.

Q. HOW DID YOU ALLOCATE THE FUND'S ASSETS DURING THE PERIOD?

 A. The breakdown of the Fund's net assets as of June 30, 2000, was 21% in the Established Growth Fund; 9% in the Aggressive Growth Fund; 8% in the International Equity Fund; 16% in the Intermediate Term Income Fund; 41% in the Limited Duration Government Securities Fund; 5% in the U.S. Treasury Obligations Money Market Fund.*

Q. HOW DID THE STOCK MARKET ENVIRONMENT AFFECT THE FUND'S PERFORMANCE?

 A. Stocks were volatile during the period. For example, stocks declined early in the period then posted extremely strong gains from late 1999 through early March 2000. Shares of many technology and telecommunications companies suffered significant losses, while small-company shares made significant gains. We believe the Governor equity funds performed relatively well during this challenging time.

Q. WHAT WERE THE CONDITIONS IN THE BOND MARKET DURING THIS PERIOD?

 A. Interest rates rose during much of the period, due to investors' concerns that economic growth would rekindle inflation. The Fed raised short-term rates six times, and bond prices fell. However, in February the Fed instituted a Treasury buy-back program, which helped the performance of long-term Treasuries during the final months of the period.

Q. WHAT WAS YOUR STRATEGY IN THAT ENVIRONMENT?

 A. This volatile environment reminded us that it is best to maintain an allocation strategy based on long-term opportunities in the financial markets, not on short-term fluctuations. We do not believe market timing is a sensible strategy.

    The Fund's allocation during the period was based on our opinion that inflation will remain low and corporate profits will stay strong. We believe those conditions should generate solid performance from stocks and bonds over the long term.

Q. WHAT OTHER MOVES DID YOU MAKE TO HELP BOOST THE FUND'S RETURNS OR HELP TO REDUCE RISK?

 A. In early March, we shifted a percentage of the fixed-income portion of the portfolio to equities, increasing the Fund's holdings in the Established Growth Fund and the Aggressive Growth Fund. We instituted the change to capture more long-term growth potential for shareholders. We also re-adjusted the Fund's fixed-income portfolio by shifting a sizeable percentage of assets from the Intermediate Term Income Fund to the Limited Duration Government Securities Fund. This shift within the fixed income component aims to reduce the Fund's volatility.*

Q. WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS GOING FORWARD? HOW WILL YOU MANAGE THE FUND WITH THAT IN MIND?

 A. We believe that economic growth will probably slow over the next year, the Fed will end its restrictive monetary policy and interest rates will move lower. We believe this should more than compensate for any reduction in corporate profits which occurs as the economy slows, and should boost stock prices across the board. Therefore, we will maintain the Fund's relatively heavy exposure to the Governor equity funds in order to take advantage of the long-term growth of stocks.

------------------
* The Fund's portfolio composition is subject to change.

 GOVERNOR FUNDS

As of June 30, 2000

                       LIFESTYLE CONSERVATIVE GROWTH FUND
                    GROWTH OF $10,000 INVESTMENT COMPARISON

                                                                         SINCE
                                                                1      INCEPTION
AVERAGE ANNUAL TOTAL RETURN                                    YEAR    (2/3/99)
---------------------------                                   ------   ---------
No-Load                                                        4.94%      5.12%
Load++                                                         0.20%      1.73%

                                                        THE
                                                      LEHMAN          THE
                                                     BROTHERS       LEHMAN
                                                    PENN. 1-3-     BROTHERS
                                                     YEAR GOV.     AGGREGATE     THE MSCI       THE S&P
                                                       BOND          BOND         EAFE(R)      500 STOCK    THE RUSSELL
                           LOAD++       NO LOAD        INDEX         INDEX         INDEX         INDEX      2000 INDEX
                           ----         -------     ----------     ---------     --------      ---------    -----------
2/3/99                      9550         10000         10000         10000         10000         10000         10000
6/30/99                     9762         10221         10076          9792         10439         10787         10785
6/30/00                    10244         10726         10564         10239         12230         11569         12347


                         THE U.S.
                          30 DAY
                         TREASURY
                           BILL
                         --------
2/3/99                     10000
6/30/99                    10190
6/30/00                    10231

++ Reflects a 4.50% sales load.

The chart represents historical performance of a hypothetical investment of $10,000 in the Lifestyle Conservative Growth Fund from 2/3/99 to 6/30/00, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Lehman Brothers 1-3-Year Government Bond Index, which is generally representative of government bonds with maturities between one and three years; The Lehman Brothers Aggregate Bond Index, which is comprised of the following Lehman indices: the Lehman Brothers Government Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index; the Morgan Stanley Capital International, MSCI EAFE(R) (Europe, Australasia and Far East) Index, which is composed of 20 European and Pacific Basin countries and weighted by market capitalization; the Standard & Poor's 500 Stock Index, which is generally representative of the performance of the large-capitalization equity market; and the Russell 2000 Index, which is generally representative of 2,000 small-capitalization stocks in the U.S. stock market. These indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

U.S. 30-Day Treasury Bills ("T-Bills") are represented by the U.S. Treasury Bill Total Return Index. T-Bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions.

The total return set forth may reflect the waiver of a portion of the Fund's fees and expense reimbursements. In such instances, and without expense reimbursements and waiver of fees, total return would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

GOVERNOR FUNDS                                 SCHEDULE OF PORTFOLIO INVESTMENTS
LIFESTYLE CONSERVATIVE GROWTH FUND                                 JUNE 30, 2000

 INVESTMENT COMPANIES - 99.7%
SECURITY DESCRIPTION                        SHARES       VALUE
--------------------                        -------    ---------
EQUITY FUNDS - 38.1%
Aggressive Growth Fund....................    2,482    $  29,491
Established Growth Fund...................    4,653       63,608
International Equity Fund.................    2,178       25,411
                                                       ---------
                                                         118,510
                                                       ---------
FIXED INCOME FUNDS - 56.6%
Intermediate Term Income Fund.............    5,490       50,401
Limited Duration Government Securities
  Fund....................................   12,976      125,736
                                                       ---------
                                                         176,137
                                                       ---------
 INVESTMENT COMPANIES, CONTINUED
SECURITY DESCRIPTION                        SHARES       VALUE
--------------------                        -------    ---------
MONEY MARKET FUNDS - 5.0%
U.S. Treasury Obligations Money Market
  Fund....................................   15,669    $  15,669
                                                       ---------
TOTAL INVESTMENT COMPANIES (Cost $312,716).........      310,316
                                                       ---------
TOTAL INVESTMENTS (Cost $312,716)(a) - 99.7%.......      310,316
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%.......          936
                                                       ---------
NET ASSETS - 100.0%................................    $ 311,252
                                                       =========

------------------

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation............................  $ 3,279
    Unrealized depreciation............................   (5,679)
                                                         -------
    Net unrealized depreciation........................  $(2,400)
                                                         =======

   All securities are affiliated investment companies in the Governor Funds.

                       See notes to financial statements.

GOVERNOR FUNDS
LIFESTYLE CONSERVATIVE GROWTH FUND

 STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2000

ASSETS:
Investments in affiliates, at value (cost
  $312,716).................................            $310,316
Cash........................................              16,086
Dividends receivable from affiliates........                 966
Receivable from investment advisor..........                  68
                                                        --------
    TOTAL ASSETS............................             327,436
LIABILITIES:
Dividends payable...........................  $ 1,503
Accrued expenses............................   14,681
                                              -------
    TOTAL LIABILITIES.......................              16,184
                                                        --------
NET ASSETS:.................................            $311,252
                                                        ========
COMPOSITION OF NET ASSETS:
Capital.....................................            $302,771
Accumulated net realized gains..............              10,881
Unrealized depreciation from investments in
  affiliates................................              (2,400)
                                                        --------
NET ASSETS..................................            $311,252
                                                        ========
Shares Outstanding (par value $0.0001,
  unlimited number of authorized shares)....              29,954
                                                        ========
Net Asset Value and Redemption Price per
  share.....................................              $10.39
                                                           =====
Maximum Sales Charge........................                4.50%
                                                           -----
Maximum Offering Price per share (Net Asset
  Value/(100%-Maximum Sales Charge))........              $10.88
                                                           =====

 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends from affiliates..................            $   8,732
                                                       ---------
    TOTAL INVESTMENT INCOME................                8,732
EXPENSES:
Investment advisor.........................  $   567
Distribution...............................    1,135
Custodian..................................      672
Accounting.................................   30,000
Audit......................................    5,047
Transfer agent.............................   20,000
Other......................................      669
                                             -------
    Total expenses before voluntary and
      contractual fee reductions and
      contractual reimbursements...........               58,090
    Voluntary and contractual fee
      reductions and contractual
      reimbursements.......................              (54,344)
                                                       ---------
    NET EXPENSES...........................                3,746
                                                       ---------
NET INVESTMENT INCOME......................                4,986
                                                       ---------
NET REALIZED/UNREALIZED GAINS/(LOSSES):
Net realized losses from investment
  transactions in affiliates...............               (1,238)
Net realized gain dividends from underlying
  funds....................................               13,295
Change in unrealized appreciation from
  investments..............................               (3,649)
                                                       ---------
Net realized/unrealized gains..............                8,408
                                                       ---------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS...............................            $  13,394
                                                       =========

                       See notes to financial statements.

GOVERNOR FUNDS
LIFESTYLE CONSERVATIVE GROWTH FUND
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE         FOR THE PERIOD
                                                                YEAR ENDED      FEBRUARY 3, 1999
                                                                 JUNE 30,         TO JUNE 30,
                                                                   2000             1999(a)
                                                                ----------      ----------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................     $  4,986           $    619
  Net realized gains/(losses) from investment transactions
    with affiliates.........................................       (1,238)                 6
  Net realized gain dividends from underlying funds.........       13,295                 --
  Change in unrealized appreciation/depreciation from
    investments.............................................       (3,649)             1,249
                                                                 --------           --------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............       13,394              1,874
                                                                 --------           --------
DIVIDENDS:
  Net investment income.....................................       (4,995)              (610)
  Net realized gains from investment transactions...........       (1,182)                --
                                                                 --------           --------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............       (6,177)              (610)
                                                                 --------           --------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................      183,374            148,755
  Dividends reinvested......................................        4,841                100
  Cost of shares redeemed...................................      (34,299)                --
                                                                 --------           --------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........      153,916            148,855
                                                                 --------           --------
CHANGE IN NET ASSETS........................................      161,133            150,119

NET ASSETS:
  Beginning of period.......................................      150,119                 --
                                                                 --------           --------
  End of period.............................................     $311,252           $150,119
                                                                 ========           ========
SHARE TRANSACTIONS:
  Issued....................................................       18,022             14,773
  Reinvested................................................          472                 10
  Redeemed..................................................       (3,323)                --
                                                                 --------           --------
CHANGE IN SHARES............................................       15,171             14,783
                                                                 ========           ========

(a) Period from commencement of operations.

                       See notes to financial statements.

GOVERNOR FUNDS
LIFESTYLE CONSERVATIVE GROWTH FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                 FOR THE         FOR THE PERIOD
                                                                YEAR ENDED      FEBRUARY 3, 1999
                                                                 JUNE 30,         TO JUNE 30,
                                                                   2000             1999(a)
                                                                ----------      ----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $10.15             $10.00
                                                                  ------             ------
INVESTMENT ACTIVITIES:
  Net investment income.....................................        0.25               0.07
  Net realized and unrealized gains from investment
    transactions............................................        0.24               0.15
                                                                  ------             ------
  Total from investment activities..........................        0.49               0.22
                                                                  ------             ------
DIVIDENDS:
  Net investment income.....................................       (0.25)             (0.07)
  Net realized gains from investment transactions...........       (0.00)*               --
                                                                  ------             ------
  Total dividends...........................................       (0.25)             (0.07)
                                                                  ------             ------
NET ASSET VALUE, END OF PERIOD..............................      $10.39             $10.15
                                                                  ======             ======
TOTAL RETURN (EXCLUDES SALES CHARGE)........................        4.94%              2.21%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................      $  311             $  150
Ratio of expenses to average net assets.....................        1.65%              1.79%(c)
Ratio of net investment income to average net assets........        2.19%              2.57%(c)
Ratio of expenses to average net assets(d)..................       25.56%             92.41%(c)
Portfolio turnover..........................................          28%                 2%

The expense ratios noted above do not include the expenses of the underlying funds.
  * Less than $0.005 per share.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were voluntarily or contractually reduced and contractually reimbursed. If such fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

 GOVERNOR FUNDS

LIFESTYLE MODERATE GROWTH FUND

Q. HOW DID THE LIFESTYLE MODERATE GROWTH FUND PERFORM DURING THE YEAR ENDED JUNE 30, 2000?

 A. The Lifestyle Moderate Growth Fund delivered a total return of 6.81% (without sales load).

    The Fund benefited from strong performance by large- and small-company stocks during the period. In particular, shares of technology and telecommunications companies posted strong gains, despite volatility in those sectors.

Q. HOW WERE THE FUND'S ASSETS ALLOCATED AMONG DIFFERENT FUNDS DURING THE PERIOD?

 A. The breakdown of the Fund's net assets as of June 30, 2000, was 35% in the Established Growth Fund; 13% in the Aggressive Growth Fund; 12% in the International Equity Fund; 10% in the Intermediate Term Income Fund; 29% in the Limited Duration Government Securities Fund; and 2% in the U.S. Treasury Obligations Money Market Fund.*

Q. HOW DID THE STOCK MARKET ENVIRONMENT AFFECT THE FUND'S PERFORMANCE?

 A. The Fund benefited from its exposure to the technology and telecommunications sectors, which posted strong performance despite a correction in the spring. The Governor equity funds held up well during that correction.

Q. WHAT WERE THE CONDITIONS IN THE BOND MARKET DURING THIS PERIOD?

 A. Interest rates rose during much of the period. Investors worried extremely strong economic growth would force the Fed to raise interest rates in an effort to cool the economy and prevent rising inflation. The Fed did indeed raise rates six times, and bond prices fell in that environment. However, a Fed-initiated program to buy back long-term Treasuries boosted the performance of long-term Treasuries during the final months of the period.

Q. WHAT WAS YOUR STRATEGY IN THAT ENVIRONMENT?

 A. Our strategy remained unchanged: We determine the Fund's allocations based on long-term trends in the stock and bond markets. We do not allow short-term developments to dictate how we manage the Fund. The Fund's allocation during the period was based on our view that inflation will remain low and corporate profits will stay strong. We believe those conditions should generate solid performance from stocks and bonds over the long term.

Q. WHAT OTHER MOVES DID YOU MAKE TO HELP BOOST THE FUND'S RETURNS OR HELP TO REDUCE RISK?

 A. In early March, we slightly increased the Fund's equity holdings in the Established Growth Fund and the Aggressive Growth Fund. We also sought to reduce the Fund's overall risk by shifting some assets from the Intermediate Term Income Fund to the Limited Duration Government Securities Fund.*

Q. WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS GOING FORWARD? HOW WILL YOU MANAGE THE FUND WITH THAT IN MIND?

 A. We believe economic growth will probably slow over the next year and the Fed will stop raising interest rates. Corporate profits should stay strong, boosting the overall stock market. Therefore, we intend to maintain the Fund's relatively heavy exposure to the Governor equity funds in order to take advantage of what we believe will be a positive environment for stocks.

------------------
* The Fund's portfolio composition is subject to change.

 GOVERNOR FUNDS

As of June 30, 2000

                         LIFESTYLE MODERATE GROWTH FUND
                    GROWTH OF $10,000 INVESTMENT COMPARISON

                                                                         SINCE
                                                                1      INCEPTION
AVERAGE ANNUAL TOTAL RETURN                                    YEAR    (2/4/99)
---------------------------                                   ------   ---------
No-Load                                                        6.81%      9.29%
Load++                                                         1.98%      5.76%

                                                        THE
                                                      LEHMAN          THE
                                                     BROTHERS       LEHMAN
                                                    PENN. 1-3-     BROTHERS
                                                     YEAR GOV.     AGGREGATE     THE MSCI       THE S&P
                                                       BOND          BOND         EAFE(R)      500 STOCK    THE RUSSELL
                           LOAD++       NO LOAD        INDEX         INDEX         INDEX         INDEX      2000 INDEX
                           ----         -------     ----------     ---------     --------      ---------    -----------
2/4/99                      9550         10000         10000         10000         10000         10000         10000
6/30/99                    10126         10602         10076          9792         10439         10787         10785
6/30/00                    10816         11324         10564         10239         12230         11569         12347


                         THE U.S.
                          30 DAY
                         TREASURY
                           BILL
                         --------
2/4/99                     10000
6/30/99                    10190
6/30/00                    10231

++ Reflects a 4.50% sales load.

The chart represents historical performance of a hypothetical investment of $10,000 in the Lifestyle Moderate Growth Fund from 2/4/99 to 6/30/00, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Lehman Brothers 1-3-Year Government Bond Index, which is generally representative of government bonds with maturities between one and three years; the Lehman Brothers Aggregate Bond Index, which is comprised of the following Lehman indices: the Lehman Brothers Government Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index; the Morgan Stanley Capital International, MSCI EAFE(R) (Europe, Australasia and Far East) Index, which is composed of 20 European and Pacific Basin Countries and weighted by market capitalization; the Standard & Poor's 500 Index, which is generally representative of the performance of the large-capitalization equity market; and the Russell 2000 Index, which is generally representative of 2,000 small-capitalization stocks in the U.S. stock market. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

U.S. 30-Day Treasury-Bills ("T-Bills") are represented by the U.S. Treasury Bill Total Return Index. T-Bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions.

The total return set forth may reflect the waiver of a portion of the Fund's fees and expense reimbursements. In such instances, and without expense reimbursements and waiver of fees, total return would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

GOVERNOR FUNDS                                 SCHEDULE OF PORTFOLIO INVESTMENTS
LIFESTYLE MODERATE GROWTH FUND                                     JUNE 30, 2000

 INVESTMENT COMPANIES - 100.5%
SECURITY DESCRIPTION                     SHARES         VALUE
--------------------                    ---------    -----------
EQUITY FUNDS - 59.5%
Aggressive Growth Fund................     12,770    $   151,711
Established Growth Fund...............     30,734        420,140
International Equity Fund.............     12,905        150,601
                                                     -----------
                                                         722,452
                                                     -----------
FIXED INCOME FUNDS - 38.9%
Intermediate Term Income Fund.........     13,562        124,498
Limited Duration Government Securities
  Fund................................     35,909        347,955
                                                     -----------
                                                         472,453
                                                     -----------
 INVESTMENT COMPANIES, CONTINUED
SECURITY DESCRIPTION                     SHARES         VALUE
--------------------                    ---------    -----------
MONEY MARKET FUNDS - 2.1%
U.S. Treasury Obligations Money Market
  Fund................................     24,771    $    24,771
                                                     -----------
TOTAL INVESTMENT COMPANIES (Cost $1,222,913).....
                                                       1,219,676
                                                     -----------
TOTAL INVESTMENTS (Cost $1,222,913)(a) -
  100.5%.........................................      1,219,676
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5)%...
                                                          (5,767)
                                                     -----------
NET ASSETS - 100.0%..............................    $ 1,213,909
                                                     ===========

------------------

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation.........................  $  16,969
    Unrealized depreciation.........................    (20,206)
                                                      ---------
    Net unrealized depreciation.....................  $  (3,237)
                                                      =========

    All securities are affiliated investment companies in the Governor Funds.

                       See notes to financial statements.

GOVERNOR FUNDS
LIFESTYLE MODERATE GROWTH FUND

 STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2000

ASSETS:
Investments in affiliates, at value (cost
  $1,222,913).............................            $1,219,676
Cash......................................                 9,655
Dividends receivable from affiliates......                 2,521
                                                      ----------
    TOTAL ASSETS..........................             1,231,852
LIABILITIES:
Dividends payable.........................  $ 2,786
Accrued expenses..........................   15,157
                                            -------
    TOTAL LIABILITIES.....................                17,943
                                                      ----------
NET ASSETS:...............................            $1,213,909
                                                      ==========
COMPOSITION OF NET ASSETS:
Capital...................................            $1,158,050
Accumulated net realized gains............                59,096
Unrealized depreciation from investments
  in affiliates...........................                (3,237)
                                                      ----------
NET ASSETS................................            $1,213,909
                                                      ==========
Shares Outstanding (par value $0.0001,
  unlimited number of authorized
  shares).................................               109,473
                                                      ==========
Net Asset Value and Redemption Price per
  share...................................                $11.09
                                                          ======
Maximum Sales Charge......................                  4.50%
                                                          ------
Maximum Offering Price per share
  (Net Asset Value/(100%-Maximum Sales
    Charge))..............................                $11.61
                                                          ======

 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends from affiliates...................            $ 22,457
                                                        --------
    TOTAL INVESTMENT INCOME.................              22,457
EXPENSES:
Investment advisor..........................  $ 2,049
Distribution................................    4,098
Custodian...................................      728
Accounting..................................   30,000
Audit.......................................    5,054
Transfer agent..............................   20,000
Other.......................................    2,573
                                              -------
    Total expenses before voluntary and
      contractual fee reductions and
      contractual reimbursements............              64,502
    Voluntary and contractual fee reductions
      and contractual reimbursements........             (50,995)
                                                        --------
    NET EXPENSES............................              13,507
                                                        --------
NET INVESTMENT INCOME.......................               8,950
                                                        --------
NET REALIZED/UNREALIZED GAINS/(LOSSES):
Net realized losses from investment
  transactions in affiliates................              (1,520)
Net realized gain dividends from underlying
  funds.....................................              66,033
Change in unrealized appreciation from
  investments...............................             (11,699)
                                                        --------
Net realized/unrealized gains...............              52,814
                                                        --------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS................................            $ 61,764
                                                        ========

                       See notes to financial statements.

GOVERNOR FUNDS
LIFESTYLE MODERATE GROWTH FUND
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE         FOR THE PERIOD
                                                                YEAR ENDED      FEBRUARY 4, 1999
                                                                 JUNE 30,         TO JUNE 30,
                                                                   2000             1999 (a)
                                                                ----------      ----------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................    $   8,950           $    739
  Net realized gains/(losses) from investment transactions
    with affiliates.........................................       (1,520)               192
  Net realized gain dividends from underlying funds.........       66,033                 --
  Change in unrealized appreciation/depreciation from
    investments.............................................      (11,699)             8,462
                                                                ----------          --------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............       61,764              9,393
                                                                ----------          --------
DIVIDENDS:
  Net investment income.....................................       (9,000)              (689)
  Net realized gains from investment transactions...........       (5,609)                --
                                                                ----------          --------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............      (14,609)              (689)
                                                                ----------          --------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................    1,013,278            285,686
  Dividends reinvested......................................       11,924                258
  Cost of shares redeemed...................................     (143,490)            (9,606)
                                                                ----------          --------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........      881,712            276,338
                                                                ----------          --------
CHANGE IN NET ASSETS........................................      928,867            285,042

NET ASSETS:
  Beginning of period.......................................      285,042                 --
                                                                ----------          --------
  End of period.............................................    $1,213,909          $285,042
                                                                ==========          ========
SHARE TRANSACTIONS:
  Issued....................................................       94,448             27,887
  Reinvested................................................        1,097                 26
  Redeemed..................................................      (13,057)              (928)
                                                                ----------          --------
CHANGE IN SHARES............................................       82,488             26,985
                                                                ==========          ========

(a) Period from commencement of operations.

                       See notes to financial statements.

GOVERNOR FUNDS
LIFESTYLE MODERATE GROWTH FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                 FOR THE         FOR THE PERIOD
                                                                YEAR ENDED      FEBRUARY 4, 1999
                                                                 JUNE 30,         TO JUNE 30,
                                                                   2000             1999 (a)
                                                                ----------      ----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $   10.56           $  10.00
                                                                ----------          --------
INVESTMENT ACTIVITIES:
  Net investment income.....................................         0.18               0.04
  Net realized and unrealized gains from investment
    transactions............................................         0.54               0.56
                                                                ----------          --------
  Total from investment activities..........................         0.72               0.60
                                                                ----------          --------
DIVIDENDS:
  Net investment income.....................................        (0.18)             (0.04)
  Net realized gains from investment transactions...........        (0.01)                --
                                                                ----------          --------
  Total dividends...........................................        (0.19)             (0.04)
                                                                ----------          --------
NET ASSET VALUE, END OF PERIOD..............................    $   11.09           $  10.56
                                                                ==========          ========
TOTAL RETURN (EXCLUDES SALES CHARGE)........................         6.81%              6.02%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................    $   1,214           $    285
Ratio of expenses to average net assets.....................         1.64%              1.76%(c)
Ratio of net investment income to average net assets........         1.09%              1.17%(c)
Ratio of expenses to average net assets(d)..................         7.85%             36.79%(c)
Portfolio turnover..........................................           32%                 6%

The expense ratios noted above do not include the expenses of the underlying funds.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were voluntarily or contractually reduced and contractually reimbursed. If such fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

 GOVERNOR FUNDS

LIFESTYLE GROWTH FUND

Q. HOW DID THE LIFESTYLE GROWTH FUND PERFORM DURING THE YEAR ENDED JUNE 30,
   2000?

 A. The Lifestyle Growth Fund ended the period with a total return of 8.00% (without sales load).

    Large- and small-company stocks posted gains during the period, despite significant volatility in the market. In particular, shares of technology and telecom companies performed well during much of the period.

Q. HOW WERE THE FUND'S ASSETS ALLOCATED AMONG DIFFERENT FUNDS DURING THE PERIOD?

 A. The breakdown of the Fund's net assets as of June 30, 2000, was 41% in the Established Growth Fund; 19% in the Aggressive Growth Fund; 18% in the International Equity Fund; 6% in the Intermediate Term Income Fund; 15% in the Limited Duration Government Securities Fund; 1% in the U.S. Treasury Obligations Money Market Fund.*

Q. HOW DID THE STOCK MARKET ENVIRONMENT AFFECT THE FUND'S PERFORMANCE?

 A. The Fund benefited from its heavy weighting in the Governor equity funds, which performed well during much of the period. In particular, the Aggressive Growth Fund posted a strong return as small-cap stocks outperformed large-company shares. The Fund's exposure to the technology and telecommunications sectors also boosted performance, despite a correction in those sectors last spring. The Governor Funds approach of buying attractively valued shares of financially solid companies helped performance during periods of volatility.

Q. WHAT WAS YOUR STRATEGY IN THAT ENVIRONMENT?

 A. Our consistent disciplined investment approach calls for Fund allocations based on long-term trends in the financial markets--not on short-term developments. We believe such a long-term approach will generate the most significant benefits to investors--for example, by reducing capital gains taxes and transaction costs.

    The Fund's allocation during the period was based on our beliefs that inflation will remain low and corporate profits will stay strong. In our opinion, those conditions should generate solid performance from stocks and bonds over the long term.

Q. WHAT OTHER MOVES DID YOU MAKE TO HELP BOOST THE FUND'S RETURNS?

 A. In March, we increased the Fund's allocation in the Established Growth Fund from 35% to 41%, and in the Aggressive Growth Fund from 16% to 19%. We made this shift to position the Fund to take advantage of the long-term growth potential of stocks.*

    We also sought to reduce the Fund's overall risk by shifting some assets from the Intermediate Term Income Fund to the less-volatile Limited Duration Government Securities Fund.*

Q. WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS GOING FORWARD? HOW WILL YOU MANAGE THE FUND WITH THAT IN MIND?

 A. We anticipate the Fed's six rate hikes will slow economic growth to a more reasonable level, which would end the Fed's restrictive monetary policy and cause interest rates to fall. The slowing of economic growth should more than compensate for any slowdown in corporate profits that we may see. We believe stocks should benefit in this environment, so we intend to maintain the Fund's relatively heavy exposure to the Governor equity funds.

------------------
* The Fund's portfolio composition is subject to change.

 GOVERNOR FUNDS

As of June 30, 2000

                             LIFESTYLE GROWTH FUND
                    GROWTH OF $10,000 INVESTMENT COMPARISON

                                                                         SINCE
                                                                1      INCEPTION
AVERAGE ANNUAL TOTAL RETURN                                    YEAR    (2/18/99)
---------------------------                                   ------   ---------
No-Load                                                        8.00%     11.87%
Load++                                                         3.12%      8.16%

                                                        THE           THE
                                                      LEHMAN        LEHMAN
                                                     BROTHERS      BROTHERS
                                                    GOV. 1-3YR     AGGREGATE     THE MSCI       THE S&P         THE
                                                     GOV. BOND       BOND          EAFE        500 STOCK      RUSSELL
                           LOAD++       NO LOAD        INDEX         INDEX         INDEX         INDEX      2000 INDEX
                           ----         -------     ----------     ---------     --------      ---------    ----------
2/4/99                      9550         10000         10000         10000         10000         10000         10000
6/30/99                    10303         10787         10076          9792         10439         10787         10785
6/30/00                    11128         11651         10564         10239         12230         11569         12347


                         THE U.S.
                          30 DAY
                         TREASURY
                           BILL
                         --------
2/4/99                     10000
6/30/99                    10190
6/30/00                    10231

++ Reflects a 4.50% sales load.

The chart represents historical performance of a hypothetical investment of $10,000 for the Lifestyle Growth Fund from 2/18/99 to 6/30/00, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Lehman Brothers 1-3-Year Government Bond Index, which is generally representative of government bonds with maturities between one and three years; the Lehman Brothers Aggregate Bond Index, which is comprised of the following Lehman indices: the Lehman Brothers Government Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index; the Morgan Stanley Capital International, MSCI EAFE(R) (Europe, Australasia and Far East) Index, which is composed of 20 European and Pacific Basin Countries and weighted by market capitalization; the Standard & Poor's 500 Stock Index, which is generally representative of the performance of the large-capitalization equity market; and the Russell 2000 Index, which is generally representative of 2,000 small-capitalization stocks in the U.S. stock market. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

U.S. 30-Day Treasury Bills ("T-Bills") are represented by the U.S. Treasury Bill Total Return Index. T-Bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions.

The total return set forth may reflect the waiver of a portion of the Fund's fees and expense reimbursements. In such instances, and without expense reimbursements and waiver of fees, total return would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

GOVERNOR FUNDS                                           SCHEDULE OF INVESTMENTS
LIFESTYLE GROWTH FUND                                              JUNE 30, 2000

 INVESTMENT COMPANIES - 100.1%
SECURITY DESCRIPTION                        SHARES       VALUE
--------------------                        -------    ----------
EQUITY FUNDS - 77.8%
Aggressive Growth Fund....................   21,249    $  252,443
Established Growth Fund...................   40,141       548,725
International Equity Fund.................   21,495       250,841
                                                       ----------
                                                        1,052,009
                                                       ----------
FIXED INCOME FUNDS - 21.3%
Intermediate Term Income Fund.............    8,995        82,576
Limited Duration Government Securities
  Fund....................................   21,252       205,933
                                                       ----------
                                                          288,509
                                                       ----------
 INVESTMENT COMPANIES, CONTINUED
SECURITY DESCRIPTION                        SHARES       VALUE
--------------------                        -------    ----------
MONEY MARKET FUNDS - 1.0%
U.S. Treasury Obligations Money Market
  Fund....................................   13,721    $   13,721
                                                       ----------
TOTAL INVESTMENT COMPANIES (Cost $1,335,125).......     1,354,239
                                                       ----------
TOTAL INVESTMENTS (Cost $1,335,125)(a) - 100.1%....     1,354,239
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%.....
                                                           (1,997)
                                                       ----------
NET ASSETS - 100.0%................................    $1,352,242
                                                       ==========

------------------

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation...........................  $ 29,803
    Unrealized depreciation...........................   (10,689)
                                                        --------
    Net unrealized appreciation.......................  $ 19,114
                                                        ========

   All securities are affiliated investment companies in the Governor Funds.

                       See notes to financial statements.

GOVERNOR FUNDS
LIFESTYLE GROWTH FUND

 STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000

ASSETS:
Investments in affiliates, at value (cost
  $1,335,125)......................................   $1,354,239
Cash...............................................       10,972
Dividends receivable from affiliates...............        1,536
                                                      ----------
    TOTAL ASSETS...................................    1,366,747
LIABILITIES:
Accrued expenses...................................       14,505
                                                      ----------
    TOTAL LIABILITIES..............................       14,505
                                                      ----------
NET ASSETS:........................................   $1,352,242
                                                      ==========
COMPOSITION OF NET ASSETS:
Capital............................................   $1,287,107
Accumulated net realized gains.....................       46,021
Unrealized appreciation from investments in
  affiliates.......................................       19,114
                                                      ----------
NET ASSETS.........................................   $1,352,242
                                                      ==========
Shares Outstanding (par value $0.0001, unlimited
  number of authorized shares).....................      117,739
                                                      ==========
Net Asset Value and Redemption Price per share.....       $11.49
                                                          ======
Maximum Sales Charge...............................         4.50%
                                                          ------
Maximum Offering Price per share
  (Net Asset Value/(100%-Maximum Sales Charge))....       $12.03
                                                          ======

 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Dividends from affiliates....................            $12,466
                                                         -------
    TOTAL INVESTMENT INCOME..................             12,466
EXPENSES:
Investment advisor...........................  $ 1,637
Distribution.................................    3,275
Custodian....................................      728
Accounting...................................   30,000
Audit........................................    5,054
Transfer agent...............................   20,000
Other........................................    1,983
                                               -------
    Total expenses before voluntary and
      contractual fee reductions and
      contractual reimbursements.............             62,677
    Voluntary and contractual fee reductions
      and contractual reimbursements.........            (51,913)
                                                         -------
    NET EXPENSES.............................             10,764
                                                         -------
NET INVESTMENT INCOME........................              1,702
                                                         -------
NET REALIZED/UNREALIZED GAINS:
Net realized gains from investment
  transactions in affiliates.................              6,457
Net realized gain dividends from underlying
  funds......................................             45,256
Change in unrealized appreciation from
  investments................................              8,435
                                                         -------
Net realized/unrealized gains................             60,148
                                                         -------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS.................................            $61,850
                                                         =======

                       See notes to financial statements.

GOVERNOR FUNDS
LIFESTYLE GROWTH FUND
 STATEMENTS OF CHANGES IN NET ASSETS

                                                               FOR THE       FOR THE PERIOD
                                                              YEAR ENDED    FEBRUARY 18, 1999
                                                               JUNE 30,        TO JUNE 30,
                                                                 2000            1999(a)
                                                              ----------    -----------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................  $   1,702         $     32
  Net realized gains from investment transactions with
    affiliates..............................................      6,457               12
  Net realized gain dividends from underlying funds.........     45,256               --
  Change in unrealized appreciation/depreciation from
    investments.............................................      8,435           10,679
                                                              ----------        --------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............     61,850           10,723
                                                              ----------        --------
DIVIDENDS:
  Net investment income.....................................     (1,702)             (95)
  In excess of net investment income........................     (1,478)              --
  Net realized gains from investment transactions...........     (4,214)              --
                                                              ----------        --------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............     (7,394)             (95)
                                                              ----------        --------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................  1,151,088          207,387
  Dividends reinvested......................................      7,249               95
  Cost of shares redeemed...................................    (78,363)            (298)
                                                              ----------        --------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........  1,079,974          207,184
                                                              ----------        --------
CHANGE IN NET ASSETS........................................  1,134,430          217,812

NET ASSETS:
  Beginning of period.......................................    217,812               --
                                                              ----------        --------
  End of period.............................................  $1,352,242        $217,812
                                                              ==========        ========
SHARE TRANSACTIONS:
  Issued....................................................    103,808           20,235
  Reinvested................................................        641                9
  Redeemed..................................................     (6,925)             (29)
                                                              ----------        --------
CHANGE IN SHARES............................................     97,524           20,215
                                                              ==========        ========

(a) Period from commencement of operations.

                       See notes to financial statements.

GOVERNOR FUNDS
LIFESTYLE GROWTH FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                 FOR THE         FOR THE PERIOD
                                                                YEAR ENDED      FEBRUARY 18, 1999
                                                                 JUNE 30,          TO JUNE 30,
                                                                   2000              1999(a)
                                                                ----------      -----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $10.77             $10.00
                                                                  ------             ------
INVESTMENT ACTIVITIES:
  Net investment income.....................................        0.11               0.02
  Net realized and unrealized gains from investment
    transactions............................................        0.75               0.77
                                                                  ------             ------
  Total from investment activities..........................        0.86               0.79
                                                                  ------             ------
DIVIDENDS:
  Net investment income.....................................       (0.11)             (0.02)
  In excess of net investment income........................       (0.03)                --
  Net realized gains from investment transactions...........       (0.00)*               --
                                                                  ------             ------
  Total dividends...........................................       (0.14)             (0.02)
                                                                  ------             ------
NET ASSET VALUE, END OF PERIOD..............................      $11.49             $10.77
                                                                  ======             ======
TOTAL RETURN (EXCLUDES SALES CHARGE)........................        8.00%              7.87%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................      $1,352             $  218
Ratio of expenses to average net assets.....................        1.64%              1.81%(c)
Ratio of net investment income to average net assets........        0.26%              0.07%(c)
Ratio of expenses to average net assets(d)..................        9.53%             51.10%(c)
Portfolio turnover..........................................          28%                 0%

The expense ratios noted above do not include the expenses of the underlying funds.
 * Less than $0.005 per share.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were voluntarily or contractually reduced and contractually reimbursed. If such fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

 GOVERNOR FUNDS

U.S. TREASURY OBLIGATIONS MONEY MARKET FUND(+)

Q. HOW DID THE U.S. TREASURY OBLIGATIONS MONEY MARKET FUND PERFORM DURING THE YEAR ENDED JUNE 30, 2000?

 A. The Fund's total return for the period was 4.76%, compared to 4.84% for the Lipper U.S. Treasury Money Market Fund Index.(1) The Fund's 7-day and 7-day effective yields were 5.41% and 5.56%, respectively, as of June 30, 2000.(2)

Q. WHAT WERE CONDITIONS LIKE IN THE TREASURY MONEY MARKETS DURING THE PERIOD?

 A. The Treasury market performed relatively well during the period, in part because the federal budget surplus allowed the Treasury to issue fewer new Treasury bills. The diminished supply of short-term Treasuries helped their performance. Limited supply counteracted the tightening monetary policy enacted by the Fed, which raised the federal funds rate six times during the period for a total increase of 150 basis points. The period was unusual in that the yield curve was inverted: Overnight securities--the shortest-term bonds, actually provided higher yields than did 90-day Treasury bills.

Q. HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We kept the Fund's duration very short relative to its index during most of the period. This approach helped the Fund earn extra yield, given the inverted yield curve. It also provided the Fund with a constant supply of cash, which we used to invest in attractive opportunities as they developed. For example, our cash reserves allowed us to take advantage of a rare opportunity to buy six-month Treasury bills very inexpensively, boosting the Fund's yield.

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE TREASURY MONEY MARKETS GOING FORWARD?

 A. We expect the economy to slow somewhat as the Fed's interest rate hikes continue to take effect. That said, the economic data is unclear, so it is possible that the Fed will raise rates again to prevent an uptick in inflation. The lack of new Treasury issuance should continue to put downward pressure on Treasury yields, potentially limiting the number of attractive investment opportunities. That said, if the economy slows enough to cause federal budget deficits, the buyback program could stall and we could see yields increase dramatically.

Q. HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We will continue to monitor economic data and Treasury issuance. We will keep the Fund's duration relatively short to provide strong cash flow and allow us the flexibility to invest in opportunities as they develop. A cash reserve will also help if we see the economy and Treasury markets are moving in a more definite direction.

------------------
(+) Shares of the Fund are not insured, or guaranteed, by the FDIC or any other government agency and are not bank deposits or obligations of, or guaranteed by, Keystone Bank, its parent company or its affiliates. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
(1) The Lipper U.S. Treasury Money Market Fund Index is a managed index of funds that seek to invest principally in U.S. Treasury obligations and that maintain dollar-weighted average maturities of less than 90 days. Investors cannot invest directly in an index, although they can invest in its underlying securities.
(2) The 7-Day yield quoted is as of June 30, 2000, and reflects fee waivers. Had fees not been waived, performance would be reduced. The yield quotation more closely reflects the current earnings of the Fund than does the total return quotation. Total return figures include reinvestment of dividends and capital gains.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

GOVERNOR FUNDS                                 SCHEDULE OF PORTFOLIO INVESTMENTS
U.S. TREASURY OBLIGATIONS MONEY MARKET FUND                        JUNE 30, 2000

 U.S. TREASURY OBLIGATIONS - 55.7%
                                        PRINCIPAL      AMORTIZED
SECURITY DESCRIPTION                     AMOUNT          COST
--------------------                   -----------    -----------
U.S. TREASURY NOTES - 55.7%
U.S. Treasury Notes, 5.13%,
  8/31/00............................  $10,000,000    $ 9,984,719
                                                      -----------
TOTAL U.S. TREASURY OBLIGATIONS (Amortized Cost
  $9,984,719).....................................      9,984,719
                                                      -----------
 REPURCHASE AGREEMENTS - 43.2%
Lehman Brothers, 6.40% due 7/3/00,
  with maturity value of $3,139,674
  (collateralized by $2,185,000 U.S.
  Treasury Bond 12.50%, 8/15/14,
  market value $3,202,016)...........    3,138,000      3,138,000
Merrill Lynch Securities, Inc., 6.40%
  due 7/3/00, with maturity value of
  $3,613,926 (collateralized by
  $2,950,000 U.S. Treasury Bond,
  11.75%, 2/15/10, market value
  $3,688,860)........................    3,612,000      3,612,000
PaineWebber, 6.73% due 7/3/00, with
  maturity value of $1,000,564
  (collateralized by $1,440,000 FNMA,
  6.50%, 2/1/28, market value
  $1,020,285)........................    1,000,000      1,000,000
                                                      -----------
TOTAL REPURCHASE AGREEMENTS (Cost $7,750,000).....
                                                        7,750,000
                                                      -----------
 INVESTMENT COMPANIES - 0.7%
SECURITY DESCRIPTION                     SHARES          VALUE
--------------------                   -----------    -----------
Federated Treasury Fund..............      117,847    $   117,847
                                                      -----------
TOTAL INVESTMENT COMPANIES (Cost $117,847)........        117,847
                                                      -----------
TOTAL INVESTMENTS (Cost $17,852,566)(a) - 99.6%...
                                                       17,852,566
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%......
                                                           66,826
                                                      -----------
NET ASSETS - 100.0%...............................    $17,919,392
                                                      ===========

------------------

(a) Cost for federal income tax and financial reporting purposes is the same.

FNMA--Federal National Mortgage Association

                       See notes to financial statements.

GOVERNOR FUNDS
U.S. TREASURY OBLIGATIONS MONEY MARKET FUND

 STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2000

ASSETS:
Investments, at amortized cost
  $10,102,566...........................            $10,102,566
Repurchase agreements...................              7,750,000
                                                    -----------
    Total investments...................             17,852,566
Cash....................................                    785
Interest receivable.....................                172,685
Dividends receivable....................                    830
Deferred organization costs.............                  3,456
Prepaid expenses........................                  1,428
                                                    -----------
    TOTAL ASSETS........................             18,031,750
LIABILITIES:
Dividends payable.......................  $89,613
Accrued expenses and other liabilities:
  Investment advisor....................      203
  Administration........................      116
  Administrative services...............      332
  Other.................................   22,094
                                          -------
    TOTAL LIABILITIES...................                112,358
                                                    -----------
NET ASSETS:.............................            $17,919,392
                                                    ===========
COMPOSITION OF NET ASSETS:
Capital.................................            $17,918,121
Accumulated net investment income.......                  1,890
Accumulated net realized losses from
  investment transactions...............                   (619)
                                                    -----------
NET ASSETS..............................            $17,919,392
                                                    ===========
Shares Outstanding (par value $0.0001,
  unlimited number of authorized
  shares)...............................             17,920,011
                                                    ===========
Net Asset Value, Offering Price and
  Redemption Price per share............                  $1.00
                                                          =====

 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Interest..................................            $1,113,342
Dividend..................................                11,703
                                                      ----------
    TOTAL INVESTMENT INCOME...............             1,125,045
EXPENSES:
Investment advisor........................  $83,746
Administration............................   31,405
Administrative services...................    4,187
Accounting................................   30,000
Audit.....................................   10,566
Custodian.................................   13,833
Transfer agent............................   23,260
Other.....................................      926
                                            -------
    Total expenses before voluntary and
      contractual fee reductions..........               197,923
    Voluntary and contractual fee
      reductions..........................               (52,640)
                                                      ----------
    NET EXPENSES..........................               145,283
                                                      ----------
NET INVESTMENT INCOME.....................               979,762
                                                      ----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS..............................            $  979,762
                                                      ==========

                       See notes to financial statements.

GOVERNOR FUNDS
U.S. TREASURY OBLIGATIONS MONEY MARKET FUND
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FOR THE YEARS ENDED
                                                                           JUNE 30,
                                                                ------------------------------
                                                                    2000              1999
                                                                ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................    $    979,762      $    914,884
  Net realized losses from investment transactions..........              --               (25)
                                                                ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............         979,762           914,859
                                                                ------------      ------------
DIVIDENDS:
  Net investment income.....................................        (979,762)         (914,884)
                                                                ------------      ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............        (979,762)         (914,884)
                                                                ------------      ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................      41,901,318        38,220,231
  Dividends reinvested......................................         106,294           215,526
  Cost of shares redeemed...................................     (43,663,163)      (42,380,450)
                                                                ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........      (1,655,551)       (3,944,693)
                                                                ------------      ------------
CHANGE IN NET ASSETS........................................      (1,655,551)       (3,944,718)

NET ASSETS:
  Beginning of period.......................................      19,574,943        23,519,661
                                                                ------------      ------------
  End of period.............................................    $ 17,919,392      $ 19,574,943
                                                                ============      ============
SHARE TRANSACTIONS:
  Issued....................................................      41,901,318        38,220,231
  Reinvested................................................         106,294           215,526
  Redeemed..................................................     (43,663,163)      (42,380,450)
                                                                ------------      ------------
CHANGE IN SHARES............................................      (1,655,551)       (3,944,693)
                                                                ============      ============

                       See notes to financial statements.

GOVERNOR FUNDS
U.S. TREASURY OBLIGATIONS MONEY MARKET FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                FOR THE YEARS       FOR THE PERIOD
                                                                ENDED JUNE 30,       JULY 1, 1997
                                                              ------------------     TO JUNE 30,
                                                               2000       1999         1998(a)
                                                              -------    -------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $  1.00    $  1.00       $  1.00
                                                              -------    -------       -------
INVESTMENT ACTIVITIES:
  Net investment income.....................................     0.05       0.04          0.05
  Net realized gains/(losses) from investment
    transactions............................................       --      (0.00)*       (0.00)*
                                                              -------    -------       -------
  Total from investment activities..........................     0.05       0.04          0.05
                                                              -------    -------       -------
DIVIDENDS:
  Net investment income.....................................    (0.05)     (0.04)        (0.05)
                                                              -------    -------       -------
  Total dividends...........................................    (0.05)     (0.04)        (0.05)
                                                              -------    -------       -------
NET ASSET VALUE, END OF PERIOD..............................  $  1.00    $  1.00       $  1.00
                                                              =======    =======       =======
TOTAL RETURN................................................     4.76%      4.28%         4.78%
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................  $17,919    $19,575       $23,520
Ratio of expenses to average net assets.....................     0.69%      0.72%         0.71%
Ratio of net investment income to average net assets........     4.68%      4.20%         4.64%
Ratio of expenses to average net assets(b)..................     0.95%      1.05%         1.07%

 * Less than $0.005 per share.
(a) Period from commencement of operations.
(b) During the period, certain fees were voluntarily or contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

 GOVERNOR FUNDS

PRIME MONEY MARKET FUND(+)

Q. HOW DID THE PRIME MONEY MARKET FUND PERFORM DURING THE YEAR ENDED JUNE 30, 2000?

 A. The Fund posted a strong performance during the period; its return was in the 14(th) percentile among 362 funds in the Lipper Money Market Funds category(1). The Fund (Class A (Investor) Shares) returned 5.46% during the period, compared to 5.33% for the Lipper Money Market Fund Index.(2) The Fund's 7-day and 7-day effective yields as of June 30, 2000 were 6.10% and 6.28%, respectively.(3)

Q. WHAT WERE THE CONDITIONS IN THE SHORT-TERM MONEY MARKETS DURING THE PERIOD?

 A. Yields rose throughout most of the period, as the Fed tightened monetary policy to slow the fast-growing economy and hold off inflation. All told, the Fed raised the federal funds rate six times, for a total increase of 150 basis points. Yields on short-term issues rose dramatically during the first half of the period, as the economy grew quickly and investors worried the potential for inflation would force the Fed to raise rates dramatically. Investor sentiment moderated during the second half of the period, however, as the economy showed some signs of slowing. Consequently, yields on short-term fixed-income securities rose only slightly.

Q. HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We invested in the market's best values just after the Fed raised rates, then allowed those securities to mature and provide the Fund with strong cash flow. We kept the Fund's duration relatively short, as there was no yield advantage from riskier, longer-term issues.*

Q. WHAT OTHER STRATEGIES DID YOU EMPLOY TO BOOST THE FUND'S PERFORMANCE?

 A. Last fall we were able to anticipate and profit from an increase in the London Inter-Bank Offer Rate (LIBOR),(4) which affects yields of many short-term issues. We shortened the Fund's duration immediately before the LIBOR increase, which provided the Fund with cash to invest after rates rose.*

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE MONEY MARKETS GOING FORWARD?

 A. We expect economic growth will slow as the Fed's rate hikes continue to take hold. This slowdown may allow the Fed to leave interest rates unchanged for the next several months. However, economic and inflationary data are still unclear, and the Fed may again raise rates if there are indications of a pickup in economic growth or inflation.

Q. HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?

 A. We will closely monitor the issuance of commercial paper. Yields on commercial paper currently are not as attractive as they usually are, due to relatively flat issuance levels. If issuance picks up, yields are likely to rise, resulting in attractive investment opportunities. We also will maintain the Fund's relatively overweight position in very short-term overnight securities to provide the cash flow needed to seize any opportunities that develop.
------------------
(+) Shares of the Fund are not insured, or guaranteed by the FDIC or any other government agency and are not bank deposits or obligations of, or guaranteed by, Keystone Bank, its parent company or its affiliates. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
(1) For the one and three- year periods ending June 30, 2000, the Fund ranked 48 out of 362 and 50 out of 281 funds in the Lipper Money Market Funds category, respectively. The Lipper rankings are based on total returns and do not reflect a sales charge.
(2) The Lipper Money Market Fund Index is a managed index of funds that seek to invest in high-quality financial instruments rated in the top two grades and that maintain dollar-weighted average maturities of less than 90 days. Investors cannot invest directly in an index, although they can invest in its underlying securities.
(3) The 7-Day yield quoted is as of June 30, 2000 and reflects fee waivers. Had fees not been waived, performance would be reduced. The yield quotation more closely reflects the current earnings of the Fund than does the total return quotation. Total return figures include reinvestment of dividends and capital gains.
(4) London Inter-Bank Offer Rate (LIBOR) is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable-rate financial instruments, including Adjustable Rate Mortgages.
  * The Fund's portfolio composition is subject to change.

 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

GOVERNOR FUNDS                                 SCHEDULE OF PORTFOLIO INVESTMENTS
PRIME MONEY MARKET FUND                                            JUNE 30, 2000

 COMMERCIAL PAPER - 39.6%
SECURITY                       MATURITY      PRINCIPAL      AMORTIZED
DESCRIPTION            RATE       DATE          AMOUNT           COST
-----------            ----    -------     -----------    -----------
AUTOMOTIVE - 1.7%
Daimler Chrysler
  AG.................  6.53%   7/17/00     $ 5,000,000    $ 4,985,489
                                                          -----------
BANKS - 4.9%
Zions Bancorp(b).....  6.65    7/28/00      14,000,000     13,930,175
                                                          -----------
BEVERAGES - 3.0%
Coca-Cola Co.........  6.51    7/27/00       8,500,000      8,460,036
                                                          -----------
ELECTRIC SERVICES - 3.5%
Potomac Electric
  Power..............  6.50     7/6/00      10,000,000      9,990,972
                                                          -----------
FINANCIAL SERVICES - 16.4%
Cooper River
  Funding(b).........  6.80     7/7/00       8,755,000      8,745,078
Ford Motor Credit
  Co.................  6.52     7/6/00      14,000,000     13,987,322
General Electric
  Capital Corp.......  6.67     1/9/01      15,000,000     14,466,399
Natural Rural Co.....  6.82    1/18/01      10,000,000      9,619,217
                                                          -----------
                                                           46,818,016
                                                          -----------
MACHINERY-DIVERSIFIED - 1.7%
W.W. Grainger, Inc...  6.53    7/17/00       5,000,000      4,985,489
                                                          -----------
REAL ESTATE - 4.9%
Marsh & McLennan
  Cos.(b)............  6.55     7/7/00      14,000,000     13,984,717
                                                          -----------
TELECOMMUNICATIONS - 3.5%
Motorola, Inc........  6.60    9/18/00      10,000,000      9,855,167
                                                          -----------
TOTAL COMMERCIAL PAPER (Amortized Cost
  $113,010,061).......................................    113,010,061
                                                          -----------
 CORPORATE OBLIGATIONS - 17.7%
BANKING & FINANCIAL SERVICES - 7.7%
Goldman Sachs &
  Co.*...............  6.41    7/14/00      10,000,000     10,000,385
J.P. Morgan & Co.*...  6.61     7/6/00      12,000,000     11,999,971
                                                          -----------
                                                           22,000,356
                                                          -----------
FOOD PRODUCTS & SERVICES - 3.5%
Albertsons*(b).......  6.63    7/14/00      10,000,000      9,999,860
                                                          -----------
GOVERNMENT AGENCIES - 6.5%
Fannie Mae*..........  6.62     8/9/00      10,000,000      9,999,467
Sallie Mae*..........  6.54    11/9/00       8,500,000      8,508,945
                                                          -----------
                                                           18,508,412
                                                          -----------
TOTAL CORPORATE OBLIGATIONS (Amortized Cost
  $50,508,628)........................................     50,508,628
                                                          -----------

 REPURCHASE AGREEMENTS - 43.1%
                                        SHARES       AMORTIZED
                                            OR            COST
                                     PRINCIPAL              OR
SECURITY DESCRIPTION                    AMOUNT           VALUE
--------------------               -----------    ------------
Lehman Brothers, 6.58%, due
  7/3/00, with a maturity value
  of $58,021,798 (collateralized
  by $315,161,471 FHLMC, 0.00% -
  1.95%, 9/15/25 - 5/17/30,
  $73,259,000 FNMA, 0.00%,
  11/25/21, and $318,746,601
  GNMA, 0.05% - 1.94%, 7/16/24 -
  2/16/30, total market value of
  $59,150,085)...................  $57,990,000    $ 57,990,000
Merrill Lynch Securities, Inc.,
  6.45%, due 7/3/00, with
  maturity value of $10,005,375
  (collateralized by $9,820,000
  FNMA, 6.50%, 8/15/04, market
  value of $10,201,114)..........   10,000,000      10,000,000
PaineWebber, 6.73%, due 7/3/00,
  with maturity value of
  $55,030,846 (collateralized by
  $16,590,000 FHLMC, 7.00%,
  4/1/28, and $89,883,000 FNMA,
  6.50% - 7.00%, 2/1/09 - 2/1/28,
  total market value of
  $56,100,557)...................   55,000,000      55,000,000
                                                  ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $122,990,000)............                  122,990,000
                                                  ------------

 INVESTMENT COMPANIES - 0.0%

Federated Treasury Fund..............  60,348          60,348
                                                 ------------
TOTAL INVESTMENT COMPANIES (Cost $60,348)....
                                                       60,348
                                                 ------------
TOTAL INVESTMENTS (Cost $286,569,037)(a) -
  100.4%.....................................     286,569,037
LIABILITIES IN EXCESS OF OTHER ASSETS -
  (0.4)%.....................................      (1,079,356)
                                                 ------------
NET ASSETS - 100.0%..........................    $285,489,681
                                                 ============

------------------

(a) Cost for federal income tax and financial reporting purposes is the same.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by The Board of Trustees.

 * Variable rate investment. The rate presented represents rate in effect at June 30, 2000. The maturity date presented reflects next rate change date.

AG     --Aktiengesellschaft (West German Stock Co.)
FHLMC  --Federal Home Loan Mortgage Corporation
FNMA   --Federal National Mortgage Association
GNMA   --Government National Mortgage Association

                       See notes to financial statements.

GOVERNOR FUNDS
PRIME MONEY MARKET FUND

 STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2000

ASSETS:
Investments, at amortized cost
  $163,579,037.......................               $163,579,037
Repurchase agreements................                122,990,000
                                                    ------------
    Total investments................                286,569,037
Cash.................................                        568
Interest receivable..................                    426,832
Dividends receivable.................                        221
Deferred organization costs..........                      6,399
Prepaid expenses.....................                     17,176
                                                    ------------
    TOTAL ASSETS.....................                287,020,233
LIABILITIES:
Dividends payable....................  $1,465,233
Payable for capital shares
  redeemed...........................         244
Accrued expenses and other
  liabilities:
  Investment advisor.................       3,180
  Administration.....................       1,829
  Administrative services............      13,042
  Other..............................      47,024
                                       ----------
    TOTAL LIABILITIES................                  1,530,552
                                                    ------------
NET ASSETS:..........................               $285,489,681
                                                    ============
COMPOSITION OF NET ASSETS:
Capital..............................               $285,478,340
Accumulated net investment income....                     11,341
                                                    ------------
NET ASSETS...........................               $285,489,681
                                                    ============
CLASS A (INVESTOR) SHARES
  Net Assets.........................               $282,013,530
  Shares Outstanding (par value
    $.0001, unlimited number of
    authorized shares)...............                282,005,276
                                                    ============
  Net Asset Value, Offering Price and
    Redemption Price per share.......                      $1.00
                                                           =====
CLASS S SHARES
  Net Assets.........................               $  3,476,151
  Shares Outstanding (par value
    $.0001, unlimited number of
    authorized shares)...............                  3,476,054
                                                    ============
  Net Asset Value, Offering Price and
    Redemption Price per share.......                      $1.00
                                                           =====

 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
Interest..............................               $17,289,691
Dividend..............................                     9,058
                                                     -----------
    TOTAL INVESTMENT INCOME...........                17,298,749
EXPENSES:
Investment advisor....................  $1,191,581
Administration........................     446,845
Administrative services:
  Class A (Investor) Shares...........     152,611
  Class S Shares......................       6,767
Custodian.............................      38,059
Other.................................     256,168
                                        ----------
    Total expenses before contractual
      fee reductions..................                 2,092,031
    Contractual fee reductions........                  (700,055)
                                                     -----------
    NET EXPENSES......................                 1,391,976
                                                     -----------
NET INVESTMENT INCOME.................                15,906,773
                                                     -----------
Net realized gains from investment
  transactions........................                     8,750
                                                     -----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS..........................               $15,915,523
                                                     ===========

                       See notes to financial statements.

GOVERNOR FUNDS
PRIME MONEY MARKET FUND
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                  FOR THE YEARS ENDED
                                                                       JUNE 30,
                                                              ---------------------------
                                                                  2000           1999
                                                              ------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................  $ 15,906,773   $ 11,840,184
  Net realized gains/(losses) from investment
    transactions............................................         8,750           (940)
                                                              ------------   ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    15,915,523     11,839,244
                                                              ------------   ------------
DIVIDENDS:
  Net investment income:
    Class A (Investor) Shares...............................   (15,763,392)   (11,837,016)
    Class S Shares(a).......................................      (143,381)        (3,168)
                                                              ------------   ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............   (15,906,773)   (11,840,184)
                                                              ------------   ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........    23,234,724     44,386,323
                                                              ------------   ------------
CHANGE IN NET ASSETS........................................    23,243,474     44,385,383

NET ASSETS:
  Beginning of period.......................................   262,246,207    217,860,824
                                                              ------------   ------------
  End of period.............................................  $285,489,681   $262,246,207
                                                              ============   ============

(a) The Fund commenced offering Class S Shares on April 19, 1999.

                       See notes to financial statements.

GOVERNOR FUNDS
PRIME MONEY MARKET FUND
 FINANCIAL HIGHLIGHTS -- CLASS A (INVESTOR) SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                                          FOR THE PERIOD
                                                                    FOR THE YEARS ENDED JUNE 30,          OCTOBER 7, 1996
                                                                ------------------------------------        TO JUNE 30,
                                                                  2000          1999          1998           1997 (a)
                                                                --------      --------      --------      ---------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $   1.00      $   1.00      $   1.00          $  1.00
                                                                --------      --------      --------          -------
INVESTMENT ACTIVITIES:
  Net investment income.....................................        0.05          0.05          0.05             0.04
  Net realized gains/(losses) from investment
    transactions............................................        0.00*        (0.00)*        0.00*            0.00*
                                                                --------      --------      --------          -------
  Total from investment activities..........................        0.05          0.05          0.05             0.04
                                                                --------      --------      --------          -------
DIVIDENDS:
  Net investment income.....................................       (0.05)        (0.05)        (0.05)           (0.04)
                                                                --------      --------      --------          -------
  Total dividends...........................................       (0.05)        (0.05)        (0.05)           (0.04)
                                                                --------      --------      --------          -------
NET ASSET VALUE, END OF PERIOD..............................    $   1.00      $   1.00      $   1.00          $  1.00
                                                                ========      ========      ========          =======
TOTAL RETURN................................................        5.46%         4.80%         5.19%            3.73%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................    $282,014      $261,561      $217,861          $95,850
Ratio of expenses to average net assets.....................        0.47%         0.49%         0.48%            0.36%(c)
Ratio of net investment income to average net assets........        5.34%         4.68%         5.14%            5.02%(c)
Ratio of expenses to average net assets(d)..................        0.70%         0.80%         0.76%            0.70%(c)

 * Less than $0.005 per share.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were voluntarily or contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

GOVERNOR FUNDS
PRIME MONEY MARKET FUND
 FINANCIAL HIGHLIGHTS -- CLASS S SHARES

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                 FOR THE        FOR THE PERIOD
                                                                YEAR ENDED      APRIL 19, 1999
                                                                 JUNE 30,        TO JUNE 30,
                                                                   2000            1999(a)
                                                                ----------      --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 1.00            $ 1.00
                                                                  ------            ------
INVESTMENT ACTIVITIES:
  Net investment income.....................................        0.05              0.01
  Net realized gains/(losses) from investment
    transactions............................................        0.00*            (0.00)*
                                                                  ------            ------
  Total from investment activities..........................        0.05              0.01
                                                                  ------            ------
DIVIDENDS:
  Net investment income.....................................       (0.05)            (0.01)
                                                                  ------            ------
  Total dividends...........................................       (0.05)            (0.01)
                                                                  ------            ------
NET ASSET VALUE, END OF PERIOD..............................      $ 1.00            $ 1.00
                                                                  ======            ======
TOTAL RETURN................................................        5.25%             0.85%(b)
RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period (000's).........................      $3,476            $  685
Ratio of expenses to average net assets.....................        0.67%             0.68%(c)
Ratio of net investment income to average net assets........        5.30%             4.23%(c)
Ratio of expenses to average net assets(d)..................        0.90%             0.91%(c)

 * Less than $0.005 per share.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) During the period, certain fees were voluntarily or contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

GOVERNOR FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000

1.  ORGANIZATION:

        The Established Growth Fund, Aggressive Growth Fund, International Equity Fund, Intermediate Term Income Fund, Limited Duration Government Securities Fund, Pennsylvania Municipal Bond Fund, Lifestyle Conservative Growth Fund, Lifestyle Moderate Growth Fund, Lifestyle Growth Fund, U.S. Treasury Obligations Money Market Fund, and the Prime Money Market Fund (individually, a "Fund," collectively the "Funds") are separate series of Governor Funds (the "Trust"), a Delaware business trust organized on September 3, 1998, as a successor to the KeyPremier Funds. The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company.

        The Lifestyle Conservative Growth Fund, Lifestyle Moderate Growth Fund, and the Lifestyle Growth Fund (collectively the "Lifestyle Funds") invest in the following Governor Funds: Established Growth Fund, Aggressive Growth Fund, International Equity Fund, Intermediate Term Income Fund, Limited Duration Government Securities Fund, and the U.S. Treasury Obligations Money Market Fund (collectively the "Underlying Funds").

        The Prime Money Market Fund offers two classes of shares, Class A (Investor) Shares and Class S Shares. Each class of shares in the Fund has identical rights and privileges except with respect to fees paid under the administrative services agreement, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or at the direction of the Board of Trustees.

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

        Investments of the U.S. Treasury Obligations Money Market Fund and the Prime Money Market Fund are valued at amortized cost, which approximates market value.

        Investments in investment companies are quoted at net asset value.

    SECURITY TRANSACTIONS AND RELATED INCOME:

        Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Dividends of realized gains from other investment companies are recorded as realized gains. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

    FOREIGN CURRENCY TRANSLATION:

        The International Equity Fund translates foreign currencies into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The changes in foreign exchange rates on investments are not isolated on the Statement of Operations. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                   Continued

GOVERNOR FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000

    FORWARD FOREIGN CURRENCY CONTRACTS:

        The International Equity Fund entered into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settle date.

    FUTURES CONTRACTS:

        The Established Growth Fund, Aggressive Growth Fund, International Equity Fund, Intermediate Term Income Fund and Pennsylvania Municipal Bond Fund may invest in financial futures contracts for hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a pledge is required to the broker in cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin", are made or received each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis. Should market conditions move unexpectedly, the anticipated benefits of the financial futures contracts may not be achieved, in which case, a loss will be realized. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

        Futures contracts may also be entered into for non-hedging purposes. A "sale" of futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

    OPTIONS:

          The Established Growth Fund, Aggressive Growth Fund, International Equity Fund, Intermediate Term Income Fund and Pennsylvania Municipal Bond Fund may purchase and write (sell) put and call options on securities, currencies and indices of securities (collectively, an "underlying asset"). These transactions are to hedge against changes in interest rates, security prices, currency fluctuations and other market developments, or for purposes of earning additional income (i.e. speculation).

        The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

        In writing an option, the Funds contract with a specified counterparty to purchase (written put option) or sell (written call option) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current market value. Written options involve financial risk which may exceed amounts reflected in the accompanying financial statements.

        The table below reflects the Established Growth Fund's activity in written options, all of which were for purposes of earning additional income, during the fiscal year. The Notional Amount column represents the notional amount of underlying assets subject to such written options. The Premiums column represents the premiums paid by the option counterparties to the Fund in connection with entering into the written options. No other Funds engaged in written option contracts during the year ended June 30, 2000.

                                   Continued

GOVERNOR FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000

    WRITTEN OPTION ACTIVITIES FOR THE YEAR ENDED JUNE 30, 2000:

                                                                        CALL OPTIONS
                                                                    NOTIONAL
                                                                     AMOUNT     PREMIUMS
                                                                    --------    --------
      Balance at beginning of year................................       --     $     --
      Options written.............................................   20,000       35,649
      Options exercised...........................................  (20,000)     (35,649)
                                                                    -------     --------
      Balance at end of year......................................       --     $     --
                                                                    =======     ========

    REPURCHASE AGREEMENTS:

        The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian, or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

    EXPENSE ALLOCATION:

        Expenses directly attributable to a Fund are charged to that Fund; expenses not directly attributable to a Fund are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class.

    ORGANIZATION COSTS:

        Costs incurred in connection with the organization and initial registration of the Trust, which have been allocated among the Funds, have been deferred and are being amortized over a five year period, beginning with each Fund's commencement of operations.

        On June 30, 1998 the Trust adopted Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities." Under the provisions of SOP 98-5, costs associated with organizing a fund which commences operating subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods.

        Accordingly, costs incurred in connection with the organization of International Equity Fund, Lifestyle Conservative Growth Fund, Lifestyle Moderate Growth Fund and Lifestyle Growth Fund were expensed as incurred during the 1999 fiscal year.

    DIVIDENDS TO SHAREHOLDERS:

        The Prime Money Market Fund and U.S. Treasury Obligations Money Market Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income, if any, are declared and distributed monthly for the Intermediate Term Income Fund, Limited Duration Government Securities Fund and Pennsylvania Municipal Bond Fund. Dividends from net investment income are declared and distributed quarterly for the Established Growth Fund, Aggressive Growth Fund, Lifestyle Conservative Growth Fund, Lifestyle Moderate Growth Fund, and Lifestyle Growth Fund and annually for the International Equity Fund. The Funds' net realized gains, if any, are distributed to shareholders at least annually.

        Additional dividends are also paid to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of registered investment companies.

        The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from the generally accepted accounting principles of the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

                                   Continued

GOVERNOR FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000

        As of June 30, 2000, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to capital:

                                                             ACCUMULATED NET INVESTMENT        ACCUMULATED NET REALIZED
      NAME                                                         INCOME/(LOSS)             GAIN/(LOSS) FROM INVESTMENTS
      ----                                                   --------------------------    --------------------------------
      Established Growth Fund..............................          $   7,440                        $  (7,440)
      Aggressive Growth Fund...............................            344,009                         (344,009)
      International Equity Fund............................           (558,666)                         558,666
      Limited Duration Government Securities Fund..........                  5                               (5)
      Pennsylvania Municipal Bond Fund.....................                 84                              (84)
      Lifestyle Growth Fund................................              1,478                           (1,478)
      Prime Money Market Fund..............................              7,810                           (7,810)

    FEDERAL INCOME TAXES:

        Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income tax is required.

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT ADVISOR:

        Martindale Andres & Company, LLC (formerly Martindale Andres & Company, Inc.) acts as Investment Advisor to the Funds. Effective May 31, 2000, Governors Group Advisors, Inc. reorganized into Martindale Andres & Company, LLC (the "Advisor") a wholly owned subsidiary of Keystone Financial, Inc., with no resulting change of actual control or management. The Advisor assumed all of the obligations and responsibilities of Governors Group Advisors, Inc. under the Investment Advisory Agreement with the Trust and under the Sub-Advisory Agreement with Brinson Partners, Inc., sub-advisor to the International Equity Fund. For its services as Investment Advisor, the Advisor is entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of the fund, at the following annual percentage rates:

      NAME                                                            FEE RATE
      ----                                                            --------
      Established Growth Fund.....................................      0.75%
      Aggressive Growth Fund......................................      1.00
      International Equity Fund...................................      1.25
      Intermediate Term Income Fund...............................      0.60
      Limited Duration Government Securities Fund.................      0.60
      Pennsylvania Municipal Bond Fund............................      0.60
      Lifestyle Conservative Growth Fund..........................      0.25
      Lifestyle Moderate Growth Fund..............................      0.25
      Lifestyle Growth Fund.......................................      0.25
      U.S. Treasury Obligations Money Market Fund.................      0.40
      Prime Money Market Fund.....................................      0.40

    ADMINISTRATION:

        BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Trust as Co-Administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Trust are affiliated. Such officers are paid no fees directly by the Funds for serving as officers of the Trust. The Advisor, serves as the other Co-Administrator. Under terms of the administration agreement, BISYS Ohio and the Advisor are entitled to receive from the Funds, except the Lifestyle Funds, a fee computed daily and paid monthly, based on the average daily net assets of the fund at an annual rate of 0.15%. Administration is paid by the underlying funds in the Lifestyle Funds.

    DISTRIBUTION PLAN:

       BISYS Fund Services Limited Partnership ("BISYS"), a wholly owned subsidiary of the BISYS Group, Inc., serves as the Funds' distribution agent (the "Distributor"). The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act (the

                                   Continued

GOVERNOR FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000

    "12b-1 Plan") pursuant to which the Lifestyle Funds are authorized to reimburse the Distributor, for amounts representing actual expenses incurred by the Distributor for marketing costs and services rendered in distributing the Lifestyle Funds' shares. Under the 12b-1 Plan, each Lifestyle Fund may reimburse the Distributor at an annual rate of up to 0.50% of the average daily net assets of each Lifestyle Fund.

        For the fiscal year ended June 30, 2000, BISYS received $259,549 from commissions earned on sales of shares of the Lifestyle Funds, of which $233,631 was reallowed to broker-dealers affiliated with Keystone Financial, Inc.

        The Trust has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include Keystone Financial Inc. and its correspondent and affiliated banks and BISYS, for providing various support services to its shareholders. The compensation, which is paid monthly, under the Administrative Services Plan, is a fee computed daily at an annual rate of up to 0.25% of the average daily net assets of each of the funds.

    FUND ACCOUNTING, TRANSFER AGENCY, AND CUSTODIAN:

        BISYS Ohio provides fund accounting and transfer agency services for the Funds. In addition, Bank of New York serves as custodian for the Funds. For these services to the Funds, BISYS Ohio and Bank of New York received an annual fee accrued daily and paid monthly.

    FEE REDUCTIONS AND REIMBURSEMENTS:

        The Advisor and BISYS Ohio have agreed to waive a portion of their fees, and to the extent necessary, reimburse the Funds for certain expenses. For the fiscal year ended June 30, 2000, expenses of the Funds were reduced by the amounts detailed below:

                                                   CONTRACTUAL FEE REDUCTIONS
                                            INVESTMENT                                          VOLUNTARY FEE REDUCTIONS
                                             ADVISOR     ADMINISTRATION   REIMBURSED   DISTRIBUTION   ACCOUNTING   TRANSFER AGENT
                                            ----------   --------------   ----------   ------------   ----------   --------------
      Established Growth Fund.............   $393,485       $91,814        $    --        $   --       $    --        $    --
      Aggressive Growth Fund..............    410,697        47,915             --            --            --             --
      International Equity Fund...........    358,395        14,758             --            --            --             --
      Intermediate Term Income Fund.......    855,336        99,791             --            --            --             --
      Limited Duration Government
        Securities Fund...................    172,973        20,180             --            --            --             --
      Pennsylvania Municipal Bond Fund....    300,110        35,013             --            --         4,988             --
      Lifestyle Conservative Growth
        Fund..............................        323            --         16,153           319        24,257         13,292
      Lifestyle Moderate Growth Fund......      1,229            --          9,655         1,363        24,817         13,931
      Lifestyle Growth Fund...............      1,066            --         10,972         1,372        24,649         13,854
      U.S. Treasury Obligations Money
        Market Fund.......................     41,873         7,328             --            --         3,439             --
      Prime Money Market Fund.............    595,791       104,264             --            --            --             --

4.  PURCHASES AND SALES OF SECURITIES:

        Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the fiscal year ended June 30, 2000 totaled:

                                                                       PURCHASES           SALES
                                                                      ------------      ------------
      Established Growth Fund.....................................    $105,695,004      $109,148,097
      Aggressive Growth Fund......................................      54,677,252        65,369,980
      International Equity Fund...................................      23,628,543        23,148,614
      Intermediate Term Income Fund...............................     525,925,843       557,222,273
      Limited Duration Government Securities Fund.................      77,115,634        89,727,278
      Pennsylvania Municipal Bond Fund............................      90,515,017       109,575,565
      Lifestyle Conservative Growth Fund..........................         216,142            60,350
      Lifestyle Moderate Growth Fund..............................       1,183,723           253,007
      Lifestyle Growth Fund.......................................       1,292,059           180,457

                                   Continued

GOVERNOR FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000

5.  CAPITAL SHARE TRANSACTIONS:

        Transactions in capital and shares of beneficial interest by class for the Prime Money Market Fund were as follows:

                                                                          PRIME MONEY MARKET FUND
                                                                      --------------------------------
                                                                       YEAR ENDED         YEAR ENDED
                                                                      JUNE 30, 2000      JUNE 30, 1999
                                                                      -------------      -------------
      CAPITAL TRANSACTIONS:
      CLASS A (INVESTOR) SHARES:
          Proceeds from shares issued.............................    $ 981,122,385      $ 538,446,396
          Dividends reinvested....................................        1,779,251          1,410,478
          Cost of shares redeemed.................................     (962,457,888)      (496,155,628)
                                                                      -------------      -------------
      Class A (Investor) Shares capital transactions..............       20,443,748         43,701,246
                                                                      -------------      -------------
      S SHARES:
          Proceeds from shares issued.............................       13,280,176          1,059,052
          Cost of shares redeemed.................................      (10,489,200)          (373,975)
                                                                      -------------      -------------
      S Shares capital transactions...............................        2,790,976            685,077
                                                                      -------------      -------------
      CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..............    $  23,234,724      $  44,386,323
                                                                      =============      =============
      SHARE TRANSACTIONS:
      CLASS A (INVESTOR) SHARES:
          Issued..................................................      981,122,385        538,446,396
          Reinvested..............................................        1,779,251          1,410,478
          Redeemed................................................     (962,457,888)      (496,155,628)
                                                                      -------------      -------------
      Change in Class A (Investor) Shares.........................       20,443,748         43,701,246
                                                                      -------------      -------------
      S SHARES:
          Issued..................................................       13,280,176          1,059,052
          Redeemed................................................      (10,489,200)          (373,975)
                                                                      -------------      -------------
      Change in S Shares..........................................        2,790,976            685,077
                                                                      -------------      -------------
      CHANGE IN SHARES FROM CAPITAL TRANSACTIONS..................       23,234,724         44,386,323
                                                                      =============      =============

6.  CONCENTRATION OF CREDIT RISK:

        The Pennsylvania Municipal Bond Fund invests substantially all of its assets in a non-diversified portfolio of tax-exempt debt obligations issued by the state of Pennsylvania and its authorities and agencies. The issuers' abilities to meet their obligations may be affected by economic or political developments in the state of Pennsylvania.

        The Pennsylvania Municipal Bond Fund had the following concentrations by sector at June 30, 2000 (as a percentage of total investments):

      Airport.....................................................      5.52%
      Development.................................................      7.50
      Facilities..................................................      6.16
      General Obligations.........................................     15.51
      Higher Education............................................     24.40
      Medical.....................................................      6.51
      Pollution Control...........................................      3.18
      Single Family Housing.......................................      9.40
      Transportation..............................................      5.81
      Utilities...................................................     16.01
                                                                      ------
      Total.......................................................    100.00%
                                                                      ======

                                   Continued

GOVERNOR FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000

7.  REALIZED LOSS CARRYFORWARD:

        For federal income tax purposes, the following Funds have realized loss carryforwards as of June 30, 2000, which are available to offset future realized gains, if any:

                                                                        AMOUNT         EXPIRES
                                                                      -----------      -------
      Intermediate Term Income Fund...............................    $12,202,481       2008
                                                                      ===========
      Limited Duration Government Securities Fund.................    $    67,802       2007
                                                                          616,878       2008
                                                                      -----------
                                                                      $   684,680
                                                                      ===========
      Pennsylvania Municipal Bond Fund............................    $ 1,311,632       2008
                                                                      ===========
      U.S. Treasury Obligations Money Market Fund.................    $       594       2007
                                                                               25       2008
                                                                      -----------
                                                                      $       619
                                                                      ===========

        The Prime Money Market Fund utilized realized loss carryforwards totaling $489, which would have otherwise expired in 2007.

8.  FEDERAL INCOME TAX INFORMATION (UNAUDITED):

        During the fiscal year ended June 30, 2000, the Pennsylvania Municipal Bond Fund paid tax-exempt income distributions in the amount of $4,402,485.

        During the fiscal year ended June 30, 2000, long-term gain distributions declared and dividends received deduction available to corporations were as follows:

                                                                                       DIVIDENDS
                                                                       LONG-TERM       RECEIVED
                                                                          20%          DEDUCTION
                                                                      -----------      ---------
      Established Growth Fund.....................................    $52,441,529        94.58%
      Aggressive Growth Fund......................................     15,982,524        22.60
      Pennsylvania Municipal Bond Fund............................         80,518           --
      Lifestyle Conservative Growth Fund..........................             --         6.96
      Lifestyle Moderate Growth Fund..............................             --        16.17
      Lifestyle Growth Fund.......................................             --        14.88

        Losses incurred after October 31, within the Funds fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds have incurred and will elect to defer the following realized losses:

                                                                        AMOUNT
                                                                      ----------
      International Equity Fund...................................    $  244,551
      Intermediate Term Income Fund...............................     9,710,075
      Limited Duration Government Securities Fund.................       342,809
      Pennsylvania Municipal Bond Fund............................     3,556,118

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of the Governor Funds:

     We have audited the accompanying statements of assets and liabilities of the Governor Funds comprised of the Established Growth Fund, Aggressive Growth Fund, International Equity Fund, Intermediate Term Income Fund, Limited Duration Government Securities Fund, Pennsylvania Municipal Bond Fund, Lifestyle Conservative Growth Fund, Lifestyle Moderate Growth Fund, Lifestyle Growth Fund, U.S. Treasury Obligations Money Market Fund, and Prime Money Market Fund (collectively, the Funds), including the schedules of portfolio investments, as of June 30, 2000, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 2000, by confirmation, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of June 30, 2000, the results of operations, changes in net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
August 15, 2000

INVESTMENT ADVISER

Martindale Andres & Company, LLC
200 Four Falls Corporate Center, Suite 200
West Conshohocken, PA 19428


DISTRIBUTOR

BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219


FOR ADDITIONAL INFORMATION CALL:
1-800-766-3960



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